SCHEDULE 14A
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INTERNATIONAL GAME TECHNOLOGY
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2011 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders of International Game Technology
will be held at

Condesa 9 Meeting Room
The Cosmopolitan of Las Vegas
3708 Las Vegas Boulevard South
Las Vegas, Nevada 89109

on Tuesday, March 1, 2011, at 7:30 a.m. P.S.T.

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the annual meeting, please vote as soon as possible. You may vote over the Internet, as well as by telephone or by mailing a proxy card. Voting via the Internet, by phone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions you received regarding each of these voting options.

Voting over the Internet or by telephone is fast and convenient, and your vote is immediately tabulated. By using the Internet or telephone, you help IGT reduce the cost of postage and proxy tabulations.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on March 1, 2011

January 18, 2011

Dear Stockholder:

International Game Technology hereby invites you, as a stockholder, to attend our annual meeting of stockholders either in person or by proxy. The meeting will be held in the Condesa 9 Meeting Room at The Cosmopolitan of Las Vegas, 3708 Las Vegas Boulevard South, Las Vegas, Nevada 89109, on Tuesday, March 1, 2011, at 7:30 a.m. P.S.T., for the purpose of considering and acting upon the following matters:

1.	Electing the eight directors named in this proxy statement for the ensuing year;

2.	The amendments to the International Game Technology 2002 Stock Incentive Plan;

3.	The amendment to the International Game Technology Employee Stock Purchase Plan;

4.	Holding an advisory vote on executive compensation;

5.	Holding an advisory vote on the frequency with which an advisory vote on executive compensation should be held;

6.	Ratifying the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2011; and

7.	Transacting any other business that may properly come before the meeting.

Any action on the items described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting is properly adjourned or postponed.

Only stockholders of record as of the close of business on January 3, 2011 are entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement of the meeting. Stockholders present at the annual meeting or who have submitted a valid proxy over the Internet, by telephone or by mail will be deemed to be present in person to vote at the annual meeting.

If you hold your shares in street name, brokers will not have discretion to vote your shares on the election of directors, the amendments to the stock incentive plan, the amendment to the employee stock purchase plan, or the proposals regarding the advisory vote on executive compensation and the frequency with which an advisory vote on executive compensation should be held. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of the election of the director nominees, the amendments to the incentive stock plan, the amendment to the employee stock purchase plan, or the proposals regarding the advisory vote on executive compensation and the frequency with which an advisory vote on executive compensation should be held at the annual meeting. We encourage you to provide voting instructions to your brokers if you hold your shares in street name so that your voice is heard on these matters.

By Order of the Board of Directors,

Robert C. Melendres
Secretary

-i-

TABLE OF CONTENTS
(continued)

-ii-

INTERNATIONAL GAME TECHNOLOGY
9295 Prototype Drive
Reno, Nevada 89521
(775) 448-7777

______________

PROXY STATEMENT
______________

Our board of directors is soliciting your proxy for the 2011 Annual Meeting of Stockholders to be held at 7:30 a.m. P.S.T. on March 1, 2011 in the Condesa 9 Room at The Cosmopolitan of Las Vegas, 3708 Las Vegas Boulevard South, Las Vegas, Nevada 89109, and at any and all adjournments or postponements of the annual meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. These proxy materials are being made available to our stockholders on or about January 18, 2011 on the Internet, electronically by email for stockholders who have previously consented to electronic delivery or who have requested to receive this proxy statement by email or, upon request, in printed form by mail.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MARCH 1, 2011

Stockholders may view this proxy statement and our 2010 Annual Report to Stockholders over the Internet by accessing the “Investor Relations” page on our website at http://www.IGT.com/InvestorRelations. Information on our website, including information in other documents referred to in this proxy statement, does not constitute part of this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:	What is the Notice of Internet Availability of Proxy Materials that I received in the mail this year instead of a full set of proxy materials?

	A:	In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we may furnish proxy materials, including this proxy statement and IGT’s 2010 Annual Report to Stockholders, by providing access to these documents on the Internet instead of mailing a printed copy of our proxy materials to our stockholders. Based on this practice, most of our stockholders have already received a Notice of Internet Availability of Proxy Materials (the “Notice”), which provides instructions for accessing our proxy materials on a website referred to in the Notice or to request to receive printed copies of the proxy materials by mail or electronically by email.

If you would like to receive a paper or email copy of our proxy materials for our 2011 annual meeting or for all future meetings, you should follow the instructions for requesting such materials included in the Notice. Please note that if you previously requested or consented to delivery of our proxy materials by mail or electronically via email, you did not receive the separate Notice of Internet Availability of Proxy Materials. Instead, we sent you a full set of our proxy materials, which includes instructions for voting. We believe the delivery options that we have chosen this year will allow us to provide our stockholders with the proxy materials they need, while lowering the cost of the delivery of the materials and reducing the environmental impact of printing and mailing printed copies.

Q:	Why am I being provided with access to or receiving these proxy materials?

	A:	You are being provided with access to or receiving these proxy materials because you owned shares of IGT common stock as of the close of business on January 3, 2011, our record date. This proxy statement describes in detail issues on which we would like you, our stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

Q:	What am I being asked to vote on?

	A:	(1) The election of the eight directors named in this proxy statement to serve on our board of directors;

(2) The amendments to the IGT 2002 Stock Incentive Plan;

(3) The amendment to the IGT Employee Stock Purchase Plan;

(4) To hold an advisory vote on executive compensation;

(5) To hold an advisory vote on the frequency with which an advisory vote on executive compensation should be held; and

(6) The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2011.

Q:	How does the board recommend I vote on these proposals?

	A:	Our board of directors recommends that you vote your shares FOR each of the nominees for director named in this proxy statement, FOR the amendments to the IGT 2002 Stock Incentive Plan, FOR the amendment to the IGT Employee Stock Purchase Plan, FOR the proposal relating to the Company’s executive compensation, FOR holding the advisory vote on executive compensation annually, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

Q:	Who is entitled to vote?

	A:	The record date for the annual meeting is January 3, 2011. Stockholders of record as of the close of business on that date are entitled to vote at the annual meeting. Both “stockholders of record” and “street name holders” are entitled to vote or direct the voting of their IGT common stock. You are a “stockholder of record” if you hold IGT common stock that is registered in your name at our transfer agent, Wells Fargo Shareowner Services. You are a “street name holder” if you hold IGT common stock indirectly through a nominee, such as a broker, bank or similar organization.

Q:	If I am a stockholder of record, how do I vote?

	A:	You may vote via the Internet. You can vote by proxy over the Internet by following the instructions provided in the Notice or on the separate proxy card if you have received a printed set of the proxy materials.

You may vote by telephone. You can submit your vote by proxy over the telephone by following the instructions provided on the separate proxy card if you received a printed set of the proxy materials.

You may vote by mail. If you received a printed set of the proxy materials, you can submit your vote by completing and returning the separate proxy card in the prepaid and addressed envelope.

You may vote in person at the meeting. All stockholders of record may vote in person at the annual meeting. Written ballots will be passed out to anyone who wants to vote at the meeting.

Q:	If my shares are held by a broker, bank or other nominee, how do I vote?

	A:	If your shares are held in street name by a broker, bank or other nominee, please refer to the instructions they provide regarding how to vote. In addition, if you are a street name holder and you wish to vote in person at the annual meeting, you must obtain a legal proxy from your broker, bank or other nominee in order to vote at the meeting.

Q:	Can I revoke my proxy later?

	A:	Yes. You have the right to revoke your proxy at any time before the annual meeting. If you are a stockholder of record, you may do so by:

(1) voting electronically via the Internet or by telephone on a subsequent date prior to 11:59 p.m. Eastern Time on the day before the annual meeting,

(2) delivering a signed revocation or a subsequently dated, signed proxy card to the Secretary of IGT before the annual meeting, or

(3) attending the annual meeting and voting in person at the meeting (your mere presence at the annual meeting will not, by itself, revoke your proxy).

For shares you hold in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the annual meeting, by attending the meeting and voting in person.

Q:	How many shares can vote?

	A:	As of the close of business on the record date of January 3, 2011, approximately 298,663,862 shares of common stock were issued and outstanding. We have no other class of voting securities outstanding. Each share of common stock entitles its holder to one vote.

Q:	How is a quorum determined?

	A:	Our Bylaws provide that a majority of the stockholders entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of the stockholders. Abstentions will be counted as present for quorum purposes.

Q:	What is required to approve each proposal?

	A:	Once a quorum has been established, directors are elected by a plurality of the votes cast at the election. This means that the individuals who receive the highest number of votes are selected as directors up to the maximum number of directors to be elected at the meeting.

Our Corporate Governance Guidelines set forth our procedures if a director nominee is elected according to the above standard, but receives a majority of “withheld” votes. In an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation following certification of the stockholder vote. The Nominating and Corporate Governance Committee is required to make recommendations to our board of directors with respect to any such resignation. The board of directors is required to take action with respect to this recommendation and to disclose its decision-making process. Full details of the policy are set out in our Corporate Governance Guidelines, which are publicly available on our website at http://www.IGT.com/InvestorRelations and are available in print, free of charge, to any stockholder who requests it.

The amendments to the IGT 2002 Stock Incentive Plan and the amendment to the IGT Employee Stock Purchase Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal and the total votes cast on the proposal represent over 50% of all shares entitled to vote on the proposal.

The appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm will be ratified if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal.

The proposal regarding the advisory vote on executive compensation will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal. Because your vote is advisory, it will not be binding on the board of directors or the Company. However, the board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

The frequency of the advisory vote on executive compensation receiving the greatest number of votes – every three years, every two years or every one year – will be the frequency that stockholders approve. Because your vote is advisory, it will not be binding on the board of directors or the Company. The board of directors will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation.

Q:	What happens if I abstain?

	A:	We will count proxies marked “abstain” as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, the shares represented by these proxies will not be treated as affirmative or opposing votes.

Q:	How will my shares be voted if I do not give specific voting instructions?

	A:	If you are a stockholder of record and you:

  Indicate when voting on the Internet or by telephone that you wish to vote as recommended by our board of directors; or
  Sign and send in your proxy card and do not indicate how you want to vote, then the proxyholders, Patti S. Hart and Robert C. Melendres, will vote your shares in the manner recommended by our board of directors as follows: FOR each of the director nominees named in this proxy statement, FOR the amendments to the IGT 2002 Stock Incentive Plan, FOR the amendment to the IGT Employee Stock Purchase Plan, FOR the proposal relating to the Company’s executive compensation, FOR holding the advisory vote on executive compensation annually, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

If you are a street name holder and do not submit specific voting instructions to your broker, the organization that holds your shares may generally vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not submit specific voting instructions to your broker, the shares will be treated as “broker non-votes.” Broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be considered shares entitled to vote on the proposal and will not be treated as affirmative or opposing votes. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is considered routine and therefore may be voted upon by your broker if you do not give instructions to your broker. However, brokers no longer have the discretion to vote your shares on the election of directors, the amendments to the IGT 2002 Stock Incentive Plan, the amendment to the IGT Employee Stock Purchase Plan, or the proposals regarding the advisory vote on executive compensation and the frequency with which an advisory vote on executive compensation should be held. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of the election of the director nominees, the amendments to the IGT 2002 Stock Incentive Plan, the amendment to the IGT Employee Stock Purchase Plan, or the proposals regarding the advisory vote on executive compensation and the frequency with which an advisory vote on executive compensation should be held at the annual meeting.

Q:	How will voting on any other business be conducted?

	A:	Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any other business properly comes before the annual meeting, your proxy or voting instruction gives authority to the proxyholders, Patti S. Hart and Robert C. Melendres, to vote on those matters in their discretion.

Q:	What if a quorum is not present at the meeting?

	A:	If a quorum is not present at the scheduled time of the annual meeting, we may adjourn the meeting, either with or without the vote of the stockholders. If we propose to have the stockholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the annual meeting.

Q:	How much stock do IGT’s directors and executive officers own?

	A:	As of January 3, 2011, our current directors and executive officers collectively beneficially owned 3,717,554 shares of our common stock, constituting approximately 1.25% of the outstanding shares. It is expected that these persons will vote the shares held by them for each of the director nominees named in this proxy statement, in favor of the amendments to the IGT 2002 Stock Incentive Plan and the amendment to the IGT Employee Stock Purchase Plan, for the proposals relating to the Company’s executive compensation and holding the advisory vote on executive compensation annually, and in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.

Q:	Who will bear the costs of this solicitation?

	A:	We will pay the cost of this solicitation of proxies by mail. Our officers and regular employees may also solicit proxies in person or by telephone without additional compensation. We will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse these persons for related postage and clerical expenses. We have engaged the services of D.F. King & Co. to provide solicitation services in connection with our annual meeting and have authorized them to contact and to provide information to our stockholders with respect to matters to be considered at the annual meeting. We have agreed to pay D.F. King & Co. $7,500 for its services, and to reimburse it for all brokers’ bills, reasonable expenses, costs and disbursements incurred in connection with the services provided.

PROPOSAL 1 – ELECTION OF DIRECTORS

The current term of office of all of our directors expires at the 2011 annual meeting. The board of directors proposes re-election of the following nominees, all of whom are currently serving as directors, for a new term of one year and until their successors are duly elected and qualified. The persons named as proxyholders intend, if authorized, to vote the proxies FOR the election as directors of each of the eight nominees named below. If any nominee declines or is unable to serve as a director, which we do not anticipate, the proxyholders reserve full discretion to vote for any other person who may be nominated or for the balance of the nominees, leaving a vacancy, unless our board of directors chooses to reduce the number of directors serving on the board of directors. Each of the director nominees listed below has consented to be named in this proxy statement and to serve if elected. Fredrick B. Rentschler, who served on our board of directors in fiscal 2010, passed away in July 2010. Robert A. Mathewson and Thomas J. Matthews, who are currently members of our board of directors, are not standing for re-election, and the size of the board will be reduced from ten to eight members effective immediately following our 2011 annual meeting.

Nominees for Election of Directors

The following table sets forth the name, age and position with the Company, and year appointed to the board, of the director nominees. Following the table are descriptions of the business experience of each nominee for at least the past five years.

Name	Age	Position with the Company	Director Since
Paget L. Alves	56	Director	2010
Janice Chaffin	56	Director	2010
Greg Creed	53	Director	2010
Patti S. Hart	54	Director (Chief Executive Officer, President)	2006
Robert J. Miller	65	Director	2000
David E. Roberson	56	Director	2008
Vincent L. Sadusky	45	Director	2010
Philip G. Satre	61	Director (Chairman of the Board)	2009

Paget L. Alves was elected to our board of directors in January 2010 following the recommendation of a management director and a non-management director and is the chairman of the Compensation Committee and a member of the Audit Committee. Mr. Alves has been President of the Business Markets Group (BMG) for Sprint Nextel Corporation since January 2009. Prior to his current position, he held various management positions at Sprint, including President, Sales and Distribution from 2008 to 2009; President, South Region from 2006 to 2008; Senior Vice President, Enterprise Markets from 2005 to 2006; and President, Strategic Markets from 2003 to 2005. Between 2000 and 2003, Mr. Alves served as President and Chief Executive Officer of PointOne Telecommunications, Inc., and President and Chief Operating Officer of Centennial Communications. From 1996 to 2000, Mr. Alves held various management positions at Sprint Nextel Corporation. Mr. Alves holds a BS in Industrial and Labor Relations and a JD from Cornell University. Mr. Alves’ former board affiliations include GTECH Corporation (2005-2006) and Herman Miller, Inc. (2008-2010). Our board of directors believes that Mr. Alves’ extensive management experience in technology companies and corporate governance experience through service on other boards is very valuable to the board of directors.

Janice Chaffin was elected to our board of directors in September 2010 following the recommendation of an independent search firm and is a member of the Audit and Nominating and Corporate Governance Committees. Ms. Chaffin has been Group President, Consumer Business Unit for Symantec Corporation since 2007. Prior to her current position, she held various management positions at Symantec, including Executive Vice President and Chief Marketing Officer from 2006 to 2007; and Senior Vice President and Chief Marketing Officer from 2003 to 2006. From 1981 to 2003, Ms. Chaffin held various management positions at Hewlett Packard Company. Ms. Chaffin graduated summa cum laude from the University of California, San Diego, and earned an MBA from the University of California, Los Angeles. Ms. Chaffin formerly served on the board of directors of Informatica Corporation (2001-2008). Our board of directors believes that Ms. Chaffin’s experience as an accomplished business leader and her global experience will be valuable to the board of directors in assisting with strategy setting of the Company.

Greg Creed was elected to our board of directors in September 2010 following the recommendation of an independent search firm and is a member of the Compensation and Nominating and Corporate Governance Committees. Mr. Creed has been President and Chief Concept Officer for Taco Bell© Corp., a subsidiary of Yum! Brands, Inc., since 2006. Prior to his current position, he held various management positions within the organization, including Chief Operating Officer, Yum! Brands, Inc., from 2005 to 2006; Chief Marketing Officer, Taco Bell© Corp., from 2001 to 2005; and Chief Marketing Officer, YUM Restaurants International, from 1994 to 2001. From 1978 to 1994, Mr. Creed held various management positions at Unilever. Mr. Creed holds a Bachelor’s Degree in Business with a Major in Marketing from the Queensland University Institute of Technology. Mr. Creed currently serves on the board of directors of Taco Bell Foundation and Fight 2 Win Foundation. Our board of directors believes that Mr. Creed’s expertise in branding and marketing will be valuable to the board of directors as the Company moves to a market-led model.

Patti S. Hart was appointed IGT’s President and Chief Executive Officer in April 2009, and has served on our board of directors since June 2006. Prior to joining IGT, Ms. Hart was the Chairman and Chief Executive Officer of Pinnacle Systems, Inc. from 2004 to 2005, and of Excite@Home, Inc. from 2001 to 2002. Ms. Hart holds a BS in Marketing and Economics from Illinois State University. Ms. Hart currently serves on the board of directors of Yahoo! Inc. Our board of directors believes that Ms. Hart, as President and CEO of IGT, is a critical member of the board of directors. Her significant experience as a chief executive officer at other technology companies, as well as service on our board of directors since 2006 and other boards, are invaluable to the board of directors in setting direction and strategy for the Company.

Positions held previously include:
  Chairman and Chief Executive Officer, Telocity, Inc.
  President & COO, Long Distance Division, Sprint Corporation
  President, Sprint Business Services Group, Sprint Corporation
  President, Sales & Marketing, Sprint Business Services Group, Sprint Corporation
  Vice President, Sprint Business Services Group, Sprint Corporation
  Area Vice President and General Manager, National & Major Accounts, Sprint, Inc.
  Director, Alternate Distribution, Strategic Planning, InteCom, Inc.
  Consultant, United Technologies Corporation
Former board affiliations include:
  Korn/Ferry International, Inc. (2000-2009)
  Lin TV Corp. (2006-2009)
  Spansion Inc. (2005-2008)
  EarthLink, Inc. (1998-1999)
  Excite@Home, Inc. (2001-2002)
  Mariner Networks (2000-2002)
  Pinnacle Systems, Inc. (2004-2005)
  Plantronics, Inc. (2000-2005)
  Telocity, Inc. (1999-2001)
  Vantive Corporation (1998-2000)
  Pharmaceutical Product Development (1994-1997)
Robert J. Miller has served on our board of directors since January 2000 and is the chairman of the Compliance Committee and a member of the Nominating and Corporate Governance Committee. Since June 2010, Mr. Miller has served as a principal of Robert J. Miller Consulting, a political consulting firm. Mr. Miller has also served as a Senior Advisor of Dutko Worldwide, a multi disciplinary government affairs and strategy management firm, since June 2010, and he was a principal from July 2005 to June 2010. Mr. Miller was a partner at the Jones Vargas law firm from 1999 to 2005. Mr. Miller holds a JD from

Loyola Law School, Los Angeles. Mr. Miller currently serves on the board of directors of Wynn Resorts, Ltd. and the National Center for Missing and Exploited Children. Our board of directors believes that Mr. Miller, who has significant experience in the gaming industry, including 10 years of service on the board of directors, and significant experience in governmental affairs, having served multiple terms as the Governor of Nevada, brings a unique and valuable perspective to the board of directors.

Positions held previously include:
  Governor of the State of Nevada
  Lieutenant Governor of the State of Nevada
  Clark County District Attorney
  Las Vegas Township Justice of the Peace
  First legal advisor for the Las Vegas Metropolitan Police Department
  Clark County Deputy District Attorney
  Uniformed Commissioned Officer for the Clark County Sheriff’s Department and the Los Angeles County Sheriff’s Department
Former board affiliations include:
  Newmont Mining Corporation (1999-2010)
  Zenith National Insurance Corporation (1999-2010)
David E. Roberson has served on our board of directors since December 2008 and is the chairman of the Audit Committee and a member of the Compensation Committee. Mr. Roberson joined Hewlett-Packard Company in 2007, and is a Senior Vice President in the Enterprise Server Storage & Networking Division. Between 1981 and 2007, Mr. Roberson held various management positions with Hitachi Data Systems Corporation, including President and Chief Executive Officer from 2006 to 2007, President and Chief Operating Officer from 2002 to 2006 and Chief Operating Officer from 2000 to 2002. Mr. Roberson holds a BA (Social Ecology) from the University of California at Irvine, and a JD from Golden Gate University. Mr. Roberson formerly served on the board of directors of IDT Corporation (2004-2005) and Spansion Inc. (2005-2008). Our board of directors believes that Mr. Roberson, who is chair of the Audit Committee and an audit committee financial expert, brings an understanding of the operational and financial aspects of the Company’s business to the board of directors.

Vincent L. Sadusky was elected to our board of directors in July 2010 following the recommendation of a management director and a non-management director and is a member of the Audit and Compensation Committees. Mr. Sadusky has been President and Chief Executive Officer of LIN TV Corp. since 2006 and was Chief Financial Officer from 2004 to 2006. Prior to joining LIN TV Corp., Mr. Sadusky served as Chief Financial Officer and Treasurer of Telemundo Communications, Inc. from 1994 to 2004, and from 1987 to 1994, he performed attestation and consulting services with Ernst & Young, LLC. Mr. Sadusky holds an MBA from New York Institute of Technology and a BS in accounting from Penn State University where he was a University Scholar. Mr. Sadusky is also a member of the boards of directors of LIN TV Corp, Maximum Service Television, Inc., Open Mobile Video Coalition and JVB Financial Group, LLC. Our board of directors believes that Mr. Sadusky brings significant knowledge and experience in the media industry to the board of directors and his tenure as a chief executive officer of a public company makes him a valuable advisor to the IGT management team.

Philip G. Satre has served on our board of directors since January 2009, and was named Chairman in December 2009. Mr. Satre is the chairman of the Nominating and Corporate Governance Committee. Mr. Satre retired from Harrah’s Entertainment, Inc. in 2005, having served on the company’s board of directors since 1988 and as Chairman since 1997. Between 1980 and 1997, Mr. Satre held various management positions, including Chief Executive Officer of Harrah’s Entertainment, Inc., President and Chief Executive Officer of Harrah’s gaming division and Vice President, General Counsel and Secretary. Prior to joining Harrah’s, Mr. Satre was an attorney at the Vargas & Barlett law firm. He holds a BA in Psychology from Stanford University and a JD from the University of California at Davis. Mr. Satre currently serves on the boards of NV Energy, Inc. (Chairman), Nordstrom, Inc., National Center for Responsible Gaming, Rite Aid Corporation and National World War II Museum. Our board of directors believes that Mr. Satre’s experience as a business leader with significant experience in the gaming industry, including as Chairman and Chief Executive Officer at Harrah’s Entertainment, Inc., and his corporate governance expertise from service on other public company boards, make him uniquely qualified to serve as the independent chairman of the board of directors.

Former board affiliations include:
  TABCORP Holdings, Ltd. (Australia) (2000-2007)
  American Gaming Association (1997-2005)
  Stanford University Athletic Board (1996-2000)
  Business Roundtable (1994-2000)
  UNLV Foundation (2000-2002)
  Harrah’s Entertainment, Inc. (1980-2005)
  JDN Realty, Inc. (1999-2002)
  Goody’s Family Clothing (1993-1995)
  Stanford University Board of Trustees (2005-2010)
Board of Directors and Committees of the Board

During fiscal 2010, our board of directors held seven meetings and acted by unanimous written consent on four other occasions. Each director attended at least 75% of the meetings of the board of directors and of each committee on which he or she served as a member during the period in which he or she served. Our non-management directors met four times during fiscal 2010. We encourage our directors to attend our annual meetings of stockholders. All of our directors attended our 2010 annual meeting of stockholders.

Our Corporate Governance Guidelines require that a majority of the board of directors consist of independent directors. For a director to be independent under the listing standards of the NYSE, the board of directors must affirmatively determine that the director has no material relationship with IGT (either directly or as a partner, stockholder or officer of an organization that has a relationship with IGT). Our board of directors has made an affirmative determination that the following members of the board, constituting a majority of our directors, meet the standards for “independence” set forth in our Corporate Governance Guidelines and applicable NYSE rules: Messrs. Alves, Creed, Miller, Roberson, Sadusky and Satre and Ms. Chaffin.

In determining that the directors listed above are independent, our board of directors considered the relationships described below:
  During fiscal 2010, Mr. Alves and Ms. Chaffin were executive officers of services providers to IGT. IGT purchased less than $120,000 in services from these providers during fiscal 2010. Neither Mr. Alves nor Ms. Chaffin were involved in the establishment of, and received no special benefits from, these arrangements. After consideration of these matters, the board of directors affirmatively determined that these matters do not constitute material relationships with IGT.
  During fiscal 2010, Mr. Miller was a board member of an IGT customer. The revenues to IGT from this customer comprised less than 1% of our fiscal 2010 gross revenues. Mr. Miller was not involved in the establishment of, and received no special benefits from, this contractual arrangement. After consideration of this matter, the board of directors affirmatively determined that this matter does not constitute a material relationship with IGT.
  During fiscal 2010, Mr. Roberson was an executive officer of a supplier to IGT. During fiscal 2010, the supplier provided information technology support services and products to IGT in excess of $120,000, and, in addition, IGT leased real property from the supplier for aggregate payments in excess of $120,000. Mr. Roberson was not involved in the establishment of, and received no special benefits from, any of these arrangements. After consideration of these matters, the board of directors affirmatively determined that these matters do not constitute material relationships with IGT.

  During fiscal 2010, Mr. Satre was a board member of a public utility. IGT purchased services from the utility during fiscal 2010. Mr. Satre was not involved in the establishment of, and received no special benefits from, this arrangement. After consideration of this matter, the board of directors affirmatively determined that this matter does not constitute a material relationship with IGT.
Our board of directors has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. A copy of the current charter of the Audit, Compensation and Nominating and Corporate Governance Committees is available under the “Corporate Governance” link on the Investor Relations page of our website at http://www.IGT.com/InvestorRelations or in print, free of charge, to any stockholder who requests it by writing to the Corporate Secretary, International Game Technology, 9295 Prototype Drive, Reno, Nevada 89521.

The Audit Committee, a separately designated, standing committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, assists our board of directors in overseeing the accounting and financial reporting processes of IGT and audits of our financial statements, including the integrity of our financial statements, compliance with legal and regulatory requirements, our independent registered public accountants’ qualifications and independence, the performance of our internal audit function and independent registered public accountants, and such other duties as may be directed by our board of directors. The Audit Committee Charter requires that the Audit Committee consist of three or more board members who satisfy the “independence” requirements of the SEC and NYSE for audit committee members. The Audit Committee currently consists of Mr. Roberson (appointed and Chair since March 2009), Mr. Alves (appointed January 2010), Ms. Chaffin (appointed September 2010) and Mr. Sadusky (appointed July 2010). In addition, Messrs. Burt and Mathewson served on the Audit Committee until December 2009, Mr. Rentschler served on the Audit Committee from December 2009 until July 2010 and Mr. Satre served on the Audit Committee on an interim basis from December 2009 until January 2010. Our board of directors has determined that each of the current committee members satisfies (and, with respect to Messrs. Burt, Mathewson, Rentschler and Satre, satisfied during the period of their service on the committee) the applicable “independence” requirements for audit committee members and is “financially literate” under the listing standards of the NYSE. Our board of directors has determined that Mr. Roberson and Mr. Sadusky each meet the definition of an audit committee financial expert, as set forth in Item 407(d)(5) of SEC Regulation S-K. The Audit Committee held twelve meetings during fiscal 2010. A copy of the report of the Audit Committee is contained in this proxy statement.

The Compensation Committee discharges the responsibilities of our board of directors relating to compensation of IGT’s executives and directors, and operates pursuant to the Compensation Committee Charter. The Compensation Committee Charter requires that the Compensation Committee consist of three or more board members who satisfy the “independence” requirements of the NYSE. The Compensation Committee currently consists of Messrs. Alves (appointed January 2010, Chair since July 2010), Creed (appointed September 2010), Roberson (appointed October 2009) and Sadusky (appointed July 2010). In addition, Messrs. Mathewson and Satre served on the Compensation Committee until December 2009 and Mr. Rentschler served on the Compensation Committee until July 2010. Our board of directors has determined that each of the current committee members satisfies (and, with respect to Messrs. Mathewson, Rentschler and Satre, satisfied during the period of their service on the committee) the applicable “independence” requirements for compensation committee members. The Compensation Committee held eleven meetings during fiscal 2010.

Pursuant to its charter, the Compensation Committee’s responsibilities include the following:
  reviewing and approving goals relevant to the compensation of our President and Chief Executive Officer (“CEO”), evaluating the CEO’s performance in light of those goals and objectives, and setting the CEO’s compensation level based on this evaluation;
  approving compensation levels for our other executive officers and senior management, including participation in our incentive, equity, severance and other compensation plans and arrangements, as the Compensation Committee deems appropriate;

  setting the compensation for members of our board of directors and board committees; and
  making recommendations to our board of directors with respect to our non-CEO compensation, incentive-compensation and equity-based plans.
The Compensation Committee may form subcommittees and delegate to its subcommittees such power and authority as it deems appropriate. The Compensation Committee has delegated to the Stock Award Committee the authority to make equity award grants to certain employees in connection with their being newly hired or promoted by IGT or one of our subsidiaries. Ms. Hart is currently the sole member of the Stock Award Committee. The Stock Award Committee may not make any grants to executive officers or directors of IGT. Other than the authority delegated to the Stock Award Committee, the Compensation Committee has no current intention to delegate any of its authority to any other committee or subcommittee. Our executive officers, including the Named Executive Officers (as identified below), do not have any role in determining the form or amount of compensation paid to our Named Executive Officers and our other senior executive officers. However, our Chief Executive Officer does make recommendations for review by the Compensation Committee with respect to compensation paid to our other executive officers.

Pursuant to its charter, the Compensation Committee is authorized to retain such independent compensation consultants and other outside experts or advisors as it believes to be necessary or appropriate to carry out its duties. For fiscal 2010, the Compensation Committee retained the firm of Compensia Inc. (“Compensia”) as independent compensation consultants to assist it in determining the compensation levels for our Named Executive Officers. During fiscal 2010, Compensia was also engaged to make recommendations relating to (i) the special stock incentive grants described below in “Compensation Discussion and Analysis” and (ii) compensation for the Chairman of our Board of Directors. Compensia was not retained by the Compensation Committee or IGT to provide any other services to it during fiscal 2010. The Compensation Committee made its compensation decisions during fiscal 2010, including decisions with respect to our Named Executive Officers’ compensation, after consultation with our internal compensation staff and with Compensia. Compensia advised the Compensation Committee with respect to trends in executive compensation, determination of pay programs, assessment of competitive pay levels and mix (e.g., proportion of fixed pay to incentive pay, proportion of annual cash pay to long-term incentive pay), and setting compensation levels. Compensia makes specific recommendations with respect to the compensation of our Chief Executive Officer, and provides general advice and information regarding the compensation of our other Named Executive Officers. Compensia also assisted with the review and identification of our appropriate peer group companies for fiscal 2010 and helped the Compensation Committee to obtain and evaluate current executive compensation data for these peer group companies. All compensation decisions were made solely by the Compensation Committee or our board of directors.

The Nominating and Corporate Governance Committee is responsible for identifying qualified candidates to be presented to our board of directors for nomination as directors, ensuring that our board of directors and our organizational documents are structured in a way that best serves our practices and objectives, and developing and recommending a set of corporate governance principles. The Nominating and Corporate Governance Charter requires that the Nominating and Corporate Governance Committee consist of three or more board members who satisfy the “independence” requirements of the NYSE. The Nominating and Corporate Governance Committee currently consists of Messrs. Satre (appointed March 2009, Chair since December 2009), Ms. Chaffin (appointed September 2010), Mr. Creed (appointed September 2010) and Mr. Miller (appointed October 2009). In addition, Mr. Roberson served on the Nominating and Corporate Governance Committee until September 2010. Our board of directors has determined that each of the current committee members satisfies (and, with respect to Mr. Roberson, satisfied during the period of his service on the committee) the applicable “independence” requirements for nominating and corporate governance committee members. Our Nominating and Corporate Governance Committee held six meetings and acted by unanimous written consent on two other occasions during fiscal 2010.

Stockholders wishing to nominate persons for membership on our board of directors must follow the procedures set forth in Section 3.2 of our bylaws that are described below in this proxy statement under the heading “Stockholder Proposals for the 2012 Annual Meeting—Proposals to be Addressed at Meeting.” The Nominating and Corporate Governance Committee will also consider a stockholder recommendation for a candidate for membership on our board of directors. Notice of stockholder recommendations for director must be delivered not less than 120 days prior to any meeting at which directors are to be elected, such as our annual meeting of stockholders. Recommendations must include the full name of the proposed candidate, a brief description of the proposed candidate’s business experience for at least the previous five years, and a representation that the recommending stockholder is a beneficial or record owner of IGT common stock. Any such submission must be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected. Recommendations should be delivered to the Nominating and Corporate Governance Committee at the following address:

International Game Technology
c/o Corporate Secretary
9295 Prototype Drive
Reno, Nevada 89521 8986

The Nominating and Corporate Governance Committee does not have a specific set of minimum criteria for membership on the board of directors. However, in considering possible candidates for election as a director, including candidates recommended by our stockholders, the Nominating and Corporate Governance Committee is guided by the principle that each director should:
  be an individual of high character and integrity
  be accomplished in his or her respective field, with superior credentials and recognition have relevant expertise and experience upon which to be able to offer advice and guidance to management have sufficient time available to devote to the affairs of IGT represent the long term interests of our stockholders as a whole, and be selected such that the board of directors represents a diversity of background and experience.
The Nominating and Corporate Governance Committee does not have a specific diversity policy. However, as stated in our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee is guided by the principle that each director should be selected such that the board of directors represents a diversity of background and experience. Qualified candidates for membership on the board of directors will be considered without regard to race, color, religion, gender, ancestry, national origin or disability. The Nominating and Corporate Governance Committee will review the qualifications and backgrounds of directors and nominees (without regard to whether a person has been recommended by stockholders), as well as the overall composition of the board of directors, and recommend the slate of directors to be nominated for election at the annual meeting of stockholders.

Corporate Governance Matters

Leadership Structure, Lead Independent Director, and Role in Risk Oversight.

In accordance with our Bylaws, our board of directors elects our Chairman and our Chief Executive Officer and each of these positions may be held by the same person or may be held by different people. Our Corporate Governance Guidelines provide that if the Chairman of the Board is not an independent director, the non-management directors shall select one of the independent, non-management directors serving on the board of directors as the Lead Independent Director. The Lead Independent Director shall be responsible for coordinating the activities of the other non-management directors and shall have such other responsibilities as are specified by the board of directors or the non-management directors from time to time, including those described below. If the Chairman of the Board is an independent director, the responsibilities of the Lead Independent Director will be assumed by the Chairman of the Board.

Historically, the position of Chairman has been held by either our then serving Chief Executive Officer or a former Chief Executive Officer. Most recently, Mr. Matthews served as Chairman of the Board concurrent with his duties as Chief Executive Officer from March 2005 until April 2009. The position of Lead Independent Director was created in August 2008 and Ms. Hart served as Lead Independent Director from August 2008 until April 2009. In April 2009, Mr. Matthews resigned as President and Chief Executive Officer, Ms. Hart was appointed President and Chief Executive Officer, and Ms. Hart relinquished the position of Lead Independent Director. Mr. Matthews continued to serve as our Chairman of the Board until December 2009. In December 2009, Mr. Satre was appointed Chairman of the Board, an office he continues to hold. Ms. Hart and Mr. Matthews continue to serve as members of our board of directors.

Our board of directors believes its current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our board of directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to our Chief Executive Officer, while enabling the Chairman of the Board to facilitate our board of directors’ independent oversight of management, promote communication between management and our board of directors, and support our board of directors’ consideration of key governance matters. The board of directors believes that its programs for overseeing risk, as described under Risk Oversight below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure.

Risk Oversight

The board of directors’ involvement in risk oversight involves the Audit Committee, the Compliance Committee and the full board of directors. The Audit Committee is responsible for legal and financial risk oversight and the Compliance Committee has primary responsibility for oversight of regulatory compliance risk. The Audit Committee and the Compliance Committee meet regularly with various personnel handling day-to-day compliance activities, including personnel from our internal audit, legal and regulatory compliance departments. The Compliance Committee reviews significant regulatory compliance risk areas and the steps management has taken to monitor, control and report such compliance risk exposures. The Compliance Committee meets on a regular basis and reports directly to the board of directors on its findings. The Audit Committee receives materials on enterprise risk management on an annual basis. These materials include identification of top enterprise risks for the Company, the alignment of management’s accountability and reporting for these risks, and mapping of board of directors’ and Audit Committee’s oversight responsibilities for key risks. In addition, the Audit Committee and the full board of directors periodically receive materials to address the identification and status of major risks to the Company. The Audit Committee discusses significant risk areas and the actions management has taken to monitor, control, and report such exposures. The Audit Committee also reviews with the Company’s chief legal officer any legal matters that may have a material impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations, and material reports or inquiries received from governmental agencies. At each meeting of the full board of directors, the chairman of the Audit Committee reports on the activities of the Audit Committee, including risks identified and risk oversight.

Risk Considerations in Our Compensation Program

Our management conducted a review of the Company’s material compensation policies and practices applicable to its employees, including its executive officers. Based on this review, the Compensation Committee, with the assistance of an independent compensation consultant, concluded that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Communication with Directors

Stockholders and other interested parties can contact our board or any of our directors by writing to them at the same address provided above for delivery of director nominations. Such communications can, if desired, be addressed to the independent Chair of the board of directors in his capacity as the presiding director of executive sessions of the non-management directors (as discussed below), or to the non-management directors as a group. Employees and others who wish to contact the board of directors or any member of the Audit Committee to report complaints or concerns with respect to accounting, internal accounting controls or auditing matters, may do so by using this address, or may call IGT’s Integrity Action Line at (800) 852-6577. Employees and agents may call the Integrity Action Line anonymously. All calls to the Integrity Action Line are confidential.

Codes of Conduct, Ethics and Corporate Governance Guidelines

We have adopted the International Game Technology Code of Ethics for Principal Executive and Senior Financial Officers (“finance code of ethics”), a code of ethics that applies to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Corporate Controller or any persons performing similar functions; the International Game Technology Code of Conduct (“the code of conduct”), which applies to all of our employees and our agents, our officers and our directors; and the International Game Technology Conflict of Interest Guidelines (“the director code”), which applies to all of our directors. The finance code of ethics, the code of conduct and the director code are publicly available under the “Corporate Governance” link on the Investor Relations page of our website at http://www.IGT.com/InvestorRelations and are available in print, free of charge, to any stockholder who requests them by writing to our Corporate Secretary at our principal executive offices. If we make any substantive amendment to the finance code of ethics, the code of conduct or the director code, or grant any waiver, including any implicit waiver, from a provision of these codes to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Corporate Controller, executive officers or directors, we will publicly disclose such amendment or waiver in accordance with and if required by applicable law, including by posting such amendment or waiver on our website at the address above or by filing a current report on Form 8-K.

In addition, we have adopted the International Game Technology Corporate Governance Guidelines, which cover such matters as size and independence of our board of directors, board committees and management succession planning. The Corporate Governance Guidelines are publicly available under the “Corporate Governance” link on the Investor Relations page of our website at http://www.IGT.com/InvestorRelations and are available in print, free of charge, to any stockholder who requests a copy by writing to our Corporate Secretary at our principal executive offices. Under the Corporate Governance Guidelines, our non-management directors meet without management in regular executive sessions at each meeting of our board of directors. During fiscal 2010 until Mr. Satre’s appointment as independent Chair of our board of directors in December 2009, executive sessions of our non-management directors were chaired, on a rotating basis, by the independent Chairmen of our standing board committees. Effective following the appointment of Mr. Satre as independent Chair of our Board of Directors in December 2009, executive sessions of our non-management directors are chaired by Mr. Satre.

Director Compensation - Fiscal 2010

The following table presents information regarding the compensation paid for fiscal 2010 to members of our board of directors who are not also our employees (referred to herein as “Non-Employee Directors”) as well as Thomas J. Matthews, who was employed by IGT in fiscal 2010. Ms. Hart is not entitled to receive additional compensation for services as a director while employed by IGT.

	Fees
	Earned
	or Paid	Stock	Option	All Other
	in Cash	Awards	Awards	Compensation	Total
Name	($)	($) (1)(2)(3)	($) (1)(2)(3)	($)	($)
(a)	(b)	(c)	(d)	(g)	(h)
Paget L. Alves	71,875	144,795	225,936	—	442,606
Robert A. Bittman (4)	35,500	52,910	118,142	—	206,552
Richard R. Burt (4)	53,875	—	—	—	53,875
Janice Chaffin	—	69,450	103,202	—	172,652
Greg Creed	—	69,450	103,202	—	172,652
Robert A. Mathewson (5)	91,375	47,245	72,012	—	210,632
Thomas J. Matthews (6)	—	—	—	204,662	204,662
Robert J. Miller	110,000	47,245	72,012	—	229,257
Frederick B. Rentschler (7)	93,000	47,245	72,012	—	212,257
David E. Roberson	135,500	47,245	72,012	—	254,757
Vincent L. Sadusky	23,125	75,400	119,026	—	217,551
Philip G. Satre (8)	188,192	100,510	143,120	—	431,822

(1)	The amounts reported in columns (c) and (d) of the table above reflect the aggregate grant date fair value of stock and option awards, respectively, granted during fiscal 2010, as computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation-Stock Compensation (formerly Statement of Financial Accounting Standards No. 123R) disregarding any estimate of forfeitures related to service-based vesting conditions. Except as noted below, no stock or option awards granted to Non-Employee Directors were forfeited during fiscal 2010. In March 2010, in connection with his retirement from the board of directors, Mr. Bittman forfeited unvested IGT options for 23,627 shares of common stock and an unvested stock award for 12,011 shares of common stock. In November 2009, in connection with not meeting the fiscal 2009 performance award target, Mr. Matthews forfeited unvested stock awards for 9,018 shares of common stock. In December 2009, pursuant to his Amended and Restated Employment Agreement, Mr. Matthews forfeited unvested stock awards for 80,935 shares of common stock. A discussion of assumptions and methodologies used to calculate the compensation amounts for stock and option awards is available in our Annual Reports on Form 10-K for fiscal 2010 under Note 1—Summary of Significant Accounting Policies—Share-based Compensation.

(2)	The following table presents the number of shares subject to outstanding option awards and the number of shares subject to stock awards held by each of our Non-Employee Directors as well as Mr. Matthews as of the last day of fiscal 2010.

	Number of Shares	Number of Shares
	Subject to Outstanding	Subject to Stock
Name	Options	Awards
Paget L. Alves	31,000	7,750
Robert A. Bittman	—	—
Richard R. Burt	118,000	—
Janice Chaffin	20,000	5,000
Greg Creed	20,000	5,000
Robert A. Mathewson	169,000	2,750
Thomas J. Matthews	2,250,982	93,635
Robert J. Miller	177,000	2,750
Frederick B. Rentschler	121,000	—
David E. Roberson	42,000	4,417
Vincent L. Sadusky	20,000	5,000
Philip G. Satre	52,000	9,084

(3)	At the annual meeting of our stockholders on March 2, 2010, each Non-Employee Director (other than Mr. Satre) was granted an option to purchase 11,000 shares of our common stock with an exercise price of $17.42 per share (the closing price on the grant date) and an aggregate grant-date fair value of $72,012. On that same date, each Non-Employee Director (other than Mr. Satre) was granted 2,750 shares of restricted stock units with an aggregate grant-date fair value of $47,245. Mr. Satre was granted an option to purchase 16,000 shares of our common stock with an exercise price of $17.42 per share (the closing price on the grant date) and an aggregate grant-date fair value of $104,744 and 4,250 shares of restricted stock units with an aggregate grant-date fair value of $73,015. Grant-date fair value is determined under applicable accounting rules based on the assumptions referred to in footnote (1) above.

(4)	Mr. Bittman and Mr. Burt retired from the IGT board of directors on March 2, 2010.

(5)	Mr. Mathewson is not standing for re-election.

(6)	Mr. Matthews is not standing for re-election. As compensation for his services as an employee of IGT during fiscal 2010, Mr. Matthews received $202,115 in salary, $1,573 profit sharing forfeiture allocation, $750 matching contribution under the 401(k) plan and $224 in term life insurance premiums.

(7)	Mr. Rentschler passed away in July 2010.

(8)	In connection with his appointment as Chair of the board of directors, the board of directors approved an additional stock option grant for Mr. Satre covering 5,000 shares of our common stock and an additional award of 1,500 restricted stock units on December 1, 2009.

Non-Employee Director Compensation

Compensation for Non-Employee Directors under our Non-Employee Director compensation program, the current terms of which are summarized below, generally consists of annual retainers, meeting fees, and annual equity awards.

Annual Retainers. Our Non-Employee Directors receive an annual retainer of $65,000. In addition, the chair of the Audit Committee receives an additional annual retainer of $35,000, and the other members of the Audit Committee each receive an additional annual retainer of $17,500. The chairs of our Compensation, Nominating and Corporate Governance and Compliance Committees each receive an additional annual retainer of $20,000, and the other members of these three committees or other Board committees each receive an additional annual retainer of $10,000. The board of directors amended our Non-Employee Director compensation program effective December 1, 2009 to provide for an additional annual retainer of $120,000 for a Non-Employee Director who serves as Chair of the board of directors.

Meeting Fees. Our Non-Employee Directors receive a fee of $1,500 for each board meeting attended after they have previously attended at least eight board meetings during the fiscal year. With respect to board committee meetings, Non-Employee Directors receive a fee of $1,500 for each Audit Committee meeting attended after they have previously attended at least ten meetings during the fiscal year, and a fee of $1,500 for each Compensation, Nominating and Corporate Governance and Compliance Committee meeting attended after they have previously attended at least four meetings of that committee during the fiscal year and $1,500 for attending (in person) any meeting of any other Board committee.

Equity Awards. Upon first being elected or appointed to the board of directors, a Non-Employee Director is automatically granted an option to purchase 20,000 shares of our common stock and an award of 5,000 shares of restricted stock units. These awards are scheduled to vest in three substantially equal annual installments on the earlier of the anniversary of the grant date or the annual meeting of stockholders in each of the three years following the grant date. In addition, each Non-Employee Director who continues in office following each annual meeting of our stockholders is automatically granted an option to purchase 11,000 shares of our common stock and an award of 2,750 shares of restricted stock units. The board of directors amended our Non-Employee Director compensation program effective December 1, 2009 to provide for an additional stock option grant of 5,000 shares of our common stock and an additional award of 1,500 restricted stock units for a Non-Employee Director who serves as Chair of the board of directors. The awards granted to continuing directors vest in full on the first anniversary of the grant date.

In each case, the options granted to Non-Employee Directors will have an exercise price equal to the closing price of our common stock on the date of grant and a maximum term of ten years. Once vested, each option will generally remain exercisable until its normal expiration date. However, vested options may terminate earlier in connection with a change in control transaction or a termination of the Non-

Employee Director’s service as a board member. If a Non-Employee Director’s services as a member of the board of directors is terminated by reason of death, disability or retirement, any option and restricted stock unit awards, to the extent then outstanding and unvested, would become fully vested. The Non-Employee Director will generally have 30 days to exercise the vested portion of the option following a termination of service. This period is extended to two years if the termination is a result of the Non-Employee Director’s death, disability or retirement. The unvested portion of the option, and the unvested portion of any restricted stock units, will generally terminate upon a termination of the Non-Employee Director’s service as a director. Each restricted stock unit is paid, upon vesting, in a share of our common stock.

These Non-Employee Director awards are granted under, and are subject to the terms and conditions of, our 2002 Stock Incentive Plan (the “SIP”). The board of directors administers the plan as to Non-Employee Director awards and has the ability to interpret and make all required determinations under the plan, subject to plan limits. This authority includes making required proportionate adjustments to outstanding awards to reflect any impact resulting from various corporate events such as reorganizations, mergers and stock splits. Under the SIP, awards granted to Non-Employee Directors that are outstanding at the time of a change in control event (as such term is defined in the plan) will automatically become vested upon the change in control event.

Consistent with the Non-Employee Director compensation program described above, on March 2, 2010, each of our Non-Employee Directors (other than Mr. Satre) then in office was granted an option to purchase 11,000 shares of our common stock at a per-share exercise price of $ 17.42 (the closing price of our common stock on that date), and an award of 2,750 shares of restricted stock units. Mr. Satre was granted an option to purchase 16,000 shares of our common stock at a per-share exercise price of $17.42 (the closing price of our common stock on that date), and an award of 4,250 shares of restricted stock units. In connection with his appointment as Chairman of the board of directors, the board of directors approved an additional stock option grant for Mr. Satre covering 5,000 shares of our common stock and an additional award of 1,500 restricted stock units. These additional awards were granted on December 1, 2009.

Reimbursement of Expenses. We also reimburse our Non-Employee Directors for travel expenses incurred in connection with their duties as directors of IGT, director education, and fees incurred for the preparation of financial statements required by IGT from directors in order for IGT to secure certain gaming licenses.

Recommendation of IGT Board of Directors

A plurality of favorable votes cast is required for election of a nominee to the board of directors. Under our Corporate Governance Guidelines, if a director nominee is elected according to the above standard, but receives a greater number of votes “withheld” from his or her election than votes “for” such election, the nominee is required to tender his or her resignation following certification of the stockholder vote. The Nominating and Corporate Governance Committee is required to make recommendations to our board of directors with respect to any such resignation. The board of directors is required to take action with respect to this recommendation and to disclose its decision-making process. Full details of this policy are set out in our Corporate Governance Guidelines, which are publicly available under the “Corporate Governance” link on the Investor Relations page of our website at http://www.IGT.com/InvestorRelations and are available in print, free of charge, to any stockholder who requests a copy by writing to our Corporate Secretary at our principal executive offices.

Our board of directors recommends a vote FOR the election of each of the above nominees as a director.

OTHER INFORMATION

Executive Officers

The following table sets forth the name, age, and title or titles of our current executive officers. Following the table are descriptions of all positions held by each individual and the business experience of each individual for at least the past five years.

Name	Age	Title
Patti S. Hart	54	President, Chief Executive Officer and Director
Patrick W. Cavanaugh	50	Executive Vice President, Chief Financial Officer and Treasurer
Eric P. Tom	52	Chief Operating Officer
Robert C. Melendres	46	Chief Legal Officer and Corporate Secretary
Christopher J. Satchell	38	Chief Technology Officer and Executive Vice President of
		Research & Development

For a description of Ms. Hart’s background, see “Election of Directors.”

Patrick W. Cavanaugh joined IGT in 2004. In 2008, Mr. Cavanaugh was appointed our Executive Vice President, Chief Financial Officer, responsible for directing the investor relations, finance, accounting, treasury and tax functions. In August 2009, he was appointed Treasurer. He previously served IGT in Corporate Finance and Investor Relations as Vice President from 2007 to December 2008, Executive Director from 2005 to 2007 and Director from 2004 to 2005. From 2001 until 2004, Mr. Cavanaugh was the Chief Financial Officer and Treasurer of Acres Gaming, Inc., which was acquired by IGT in 2003. Mr. Cavanaugh holds a BS in Business Administration with an emphasis in Accounting from Montana State University, and is a member of the American Institute of Certified Public Accountants and the Nevada Society of Certified Public Accountants.

Positions held previously include:
  Chief Financial Officer and Treasurer of Oasis Technologies, Inc.
  Chief Financial Officer and Treasurer of Casino Data Systems
  Audit Senior Manager, KPMG
Eric P. Tom joined IGT in July 2009 as our Executive Vice President, North America Sales and Global Marketing, responsible for Sales and Sales Operations in North America and Global Marketing. In June 2010, Mr. Tom was appointed Chief Operating Officer. Mr. Tom holds an MBA from the University of California, Berkeley with an emphasis in corporate finance and entrepreneurship and a Bachelor of Business Administration from the University of Hawaii.

Prior to joining IGT, from 2007 to 2009, Mr. Tom was Vice President, Corporate & Business Development and Strategic Alliances of Force10 Networks. From 2005 to 2006, Mr. Tom served as Chief Executive Officer of Broadband Interactive TV, and from 2003 to 2005 he served as Vice President of Sales, West Area for Qwest Communications. From 2001 to 2003, Mr. Tom served as Executive Vice President of Development & Product Management at Pihana Pacific (purchased by Equinix), and from 1989 to 2001, Mr. Tom served in various positions with Sprint, including Vice President of West Area Sales, and Hospitality Market Group Chief Operating Officer and Chief Financial Officer.

Robert C. Melendres joined IGT in June 2009 as our Chief of Staff. In December 2009, Mr. Melendres was appointed Chief Legal Officer and Corporate Secretary, responsible for the direction of the legal, intellectual property, compliance, government relations and risk management functions. Mr. Melendres holds a BA in Economics from the University of California, Los Angeles and a JD from Harvard Law School.

Prior to joining IGT, from 2005 until June 2009, Mr. Melendres held various management positions at Spansion, Inc., including Executive Vice President of Corporate Development, Chief Legal Officer, General Counsel and Corporate Secretary. Prior to that, from 2002 to 2005, Mr. Melendres served in various management positions at AMD including Corporate Vice President, Business Development. Prior

to joining AMD, he served in various senior management positions, including President and General Counsel of WebGain, Inc., from 2000 until 2002. He also served as Director of Worldwide Contracts and Business Practices for IBM Corp. and IBM Legal Counsel from 1993 until 2000.

Mr. Melendres serves on the Board of Trustees of the International Association of Gaming Advisors (IAGA). He also serves on the Board of Directors of the Nevada Cancer Institute.

Christopher J. Satchell joined IGT in June 2009 as our Chief Technology Officer, responsible for IGT’s information systems team, innovation labs, the advanced software architecture group and company technical strategy. In August 2010, Mr. Satchell was appointed Executive Vice President of Research and Development in addition to his responsibilities as Chief Technology Officer. In his expanded role Mr. Satchell is also responsible for Systems Engineering, Systems Product Assurance, Game Platform Engineering, Game Studios and Game Product Assurance. Mr. Satchell holds a BSc 1st Class Honors Degree in Computing and a Diploma of Industrial Studies from Loughborough University, UK.

Prior to joining IGT, from 2002 until June 2009, Mr. Satchell held various management positions at Microsoft Corporation including Chief Technology Officer for (Video) Gaming (including Xbox 360) Interactive Entertainment Business; General Manager & Chief Software Architect, XNA; Director of Engineering Microsoft Game Studios; Development Manager, Studio RX MGS; and Development Manager, Racing Studio MGS. From 2000 to 2002, Mr. Satchell held the positions of Executive Director and Engineering Director at the 3DO Company and served as Technical Manager at Silicon Dreams Ltd. from 1997 to 2000.

Equity Security Ownership of Management and Other Beneficial Owners

The following table sets forth information as of January 3, 2011 (except where another date is indicated) with respect to the beneficial ownership of our common stock by persons known to us to own beneficially more than 5% of the common stock, each of our directors, our executive officers named in the Summary Compensation Table, and all of our executive officers and directors as a group. We have no other class of equity securities outstanding. Except as otherwise indicated and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned.

	Beneficially	Percent of
Name and Address of Beneficial Owner (1)	Owned (2)	Class (3)
BlackRock, Inc. (4)	17,107,172	5.74%
Paget L. Alves	22,082	*
Patrick W. Cavanaugh	118,626	*
Janice Chaffin	8,332	*
Greg Creed	9,332	*
Patti S. Hart	516,841	*
Paulus Karskens	306,177	*
Robert A. Mathewson	195,750	*
Thomas J. Matthews	2,444,836	*
Robert C. Melendres	19,842	*
Robert J. Miller	185,250	*
David E. Roberson	50,500	*
Vincent L. Sadusky	8,332	*
Christopher J. Satchell	37,461	*
Philip G. Satre	66,833	*
Eric P. Tom	33,537	*
All executive officers and directors as a group
(15 persons)	4,023,731	1.35%

*	Less than 1% of the outstanding shares of our common stock.

(1)	Unless otherwise set forth in the following table, the address of each beneficial owner is 9295 Prototype Drive, Reno, Nevada 89521.

(2)	Includes shares issuable upon the exercise of options which are exercisable as of, or will become exercisable within 60 days after, January 3, 2011 as follows: Mr. Alves (17,666), Mr. Cavanaugh (95,676), Ms. Chaffin (6,666), Mr. Creed (6,666), Ms. Hart (309,389), Mr. Karskens (248,880), Mr. Mathewson (169,000), Mr. Matthews (1,924,977), Mr. Melendres (15,065), Mr. Miller (177,000), Mr. Roberson (40,000), Mr. Sadusky (6,666), Mr. Satchell (28,117), Mr. Satre (45,333) and Mr. Tom (25,617). Includes shares of unvested restricted stock that may be voted as of or within 60 days of January 3, 2011 as follows: Mr. Cavanaugh (5,472), Ms. Hart (116,960), Mr. Matthews (50,154), Mr. Roberson (1,667) and Mr. Satre (3,334). Includes restricted stock units scheduled to vest within 60 days of January 3, 2011 as follows: Mr. Alves (4,416), Ms. Chaffin (1,666), Mr. Creed (1,666), Mr. Mathewson (2,750), Mr. Miller (2,750), Mr. Roberson (2,750), Mr. Sadusky (1,666) and Mr. Satre (4,250).

(3)	Any securities not outstanding which are subject to options or conversion privileges exercisable within 60 days of January 3, 2011 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person.

(4)	Based upon beneficial ownership information contained in a Schedule 13G filed with the SEC by BlackRock, Inc. (“BlackRock”) on January 29, 2010 on behalf of BlackRock and its subsidiaries, BlackRock may be deemed to be the beneficial owner of 17,107,172 shares with sole power to vote and sole power to dispose of all 17,107,172 shares as a result of being a parent holding company or control person. This information is as of December 31, 2009. The business address of BlackRock is 40 East 52nd Street, New York, NY 10022.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and regulations of the SEC require our executive officers, directors, and persons who beneficially own more than 10% of our common stock, as well as certain affiliates of those persons, to file initial reports of ownership and transaction reports covering any changes in ownership with the SEC and NYSE. SEC regulations require these persons to furnish us with copies of all reports they file pursuant to Section 16(a). Based solely upon a review of the copies of the reports received by us and written representations that no other reports were required, we believe that, during fiscal 2010, except as described in the next sentence, all filing requirements applicable to executive officers and directors were complied with in a timely manner. A Form 4 reporting several transactions for Mr. Karskens was not timely filed, and a Form 4 for Mr. Matthews was inadvertently filed late.

Policies and Procedures for Approval of Related Person Transactions

Our board of directors has adopted a written Related Person Transactions Policy. The purpose of this policy is to describe the procedures used to identify, review, approve and disclose, if necessary, any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) IGT was, is or will be a participant, (ii) the aggregate amount involved exceeds $120,000, and (iii) a related person has or will have a material direct or indirect interest. For purposes of the policy, a related person is (i) any person who is, or at any time since the beginning of the last fiscal year was, one of our directors or executive officers or a nominee to become a director, (ii) any person who is known to be the beneficial owner of more than 5% of IGT’s common stock, (iii) any immediate family member of any of the foregoing persons, or (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position, or in which all of the related persons, in the aggregate, have a 10% or greater beneficial ownership interest.

Under the policy, once a related person transaction has been identified, the Compensation Committee must review the transaction for approval or ratification. In determining whether to approve or ratify a related person transaction, the Compensation Committee is to consider all relevant facts and circumstances of the related person transaction available to the Compensation Committee. The Compensation Committee must approve only those related person transactions that are in, or not inconsistent with, IGT’s best interests and the best interests of IGT’s stockholders, as the Compensation Committee determines in good faith. No member of the Compensation Committee will participate in any consideration of a related person transaction with respect to which that member or any of his or her immediate family is a related person.

Related Person Transactions

During fiscal 2010, no related person transactions requiring disclosure in this proxy statement were identified or submitted to the Compensation Committee for approval.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section describes the material elements of compensation earned by and paid to the individuals who served as our principal executive officer or our principal financial officer during fiscal 2010, our three other most highly compensated executive officers and a former executive officer. These individuals are listed in the “Summary Compensation Table” below and are referred to as the “Named Executive Officers” in this proxy statement. Paulus Karskens resigned from his position as President of International, effective September 30, 2010, and Mr. Karskens became an executive advisor to the Company, effective October 1, 2010.

Our executive compensation programs are determined and approved by our Compensation Committee. None of the Named Executive Officers are members of the Compensation Committee or otherwise had any role in determining the compensation of other Named Executive Officers, although the Compensation Committee does review the recommendations of the President and Chief Executive Officer regarding compensation for our other Named Executive Officers.

In August 2009, the Compensation Committee approved the compensation program for our senior executives, including our Named Executive Officers, applicable to fiscal 2010. Subsequently, as discussed below, the compensation arrangements for Eric P. Tom, Robert C. Melendres, and Christopher J. Satchell were modified in connection with the promotion of these executives during fiscal 2010. The fiscal 2010 executive compensation program features approved by the Compensation Committee in August 2009, along with such subsequent modifications, are described in this Compensation Discussion and Analysis.

Executive Compensation Program Objectives and Overview

The goals of our executive compensation program are to:
  Attract and retain top quality executives whose talent and leadership are critical to the accomplishment of our business objectives.
  Motivate executives to provide outstanding leadership and achieve our strategic goals by directly and substantially linking short-term compensation to a shared set of measureable corporate goals set forth in the strategic plan.
  Create and sustain a sense of priority surrounding strategic execution and accountability for achieving key business objectives.
  Align the interests of executives, employees and stockholders by emphasizing equity in our executives’ total compensation.
  Provide executives with reasonable security and a long-term employment focus through a combination of 401(k) retirement benefits, executive deferred compensation opportunities and, in some cases, severance and other termination benefits that motivate them to continue employment and to achieve goals that will help IGT remain competitive and thrive in the long term.
In structuring our executive compensation program, the Compensation Committee considers how each component motivates performance and promotes retention and sound long-term business decisions. The Compensation Committee also considers the requirements of IGT’s strategic plan and the short-term and mid-term needs of IGT’s business situation. Our executive compensation program consists of the following components, which are designed to help achieve the goals of our compensation philosophy described above.

Compensation Component	Purpose
Base salary
  Attract and retain executives by fairly compensating them for performing the fundamental requirements of their positions and ensuring that base pay is commensurate with competitive market compensation rates for each position.

Annual incentive bonuses
  Motivate executives to achieve specific annual financial and operational goals and objectives whose achievements are critical for near- and long-term success; reward executives directly in relationship to the degree those goals are achieved in a given year; and attract executives with an interest in linking their compensation rewards, including greater upside bonus potential, directly to significantly higher corporate performance.

Long-term incentives in the form of stock options and restricted stock units
  Align executives’ long-term interests with stockholders’ interests and drive decisions and achieve goals that will help IGT remain competitive and thrive in the competitive global gaming industry; attract executives with an interest in creating long-term stockholder value; reward executives for building and sustaining stockholder value; and retain executives both through growth in their equity value and the vesting provisions of our stock awards.

Deferred compensation opportunities	Promote retention by postponing receipt of compensation through current non-qualified tax benefits.

Severance and other termination benefits	Attract, retain and provide reasonable security to executives; and encourage executives to make sound decisions in the interest of IGT’s long-term performance, regardless of personal risk.

Other than our 401(k) plan and our IGT-Europe, B.V. pension scheme, IGT does not provide any pension or other retirement benefits to our executive officers. We also do not generally maintain programs for providing perquisites and personal benefits to our executive officers, although we did provide certain benefits to certain Named Executive Officers in fiscal 2010, as described in the Summary Compensation Table below.

The Compensation Committee believes that performance-based compensation in the form of annual incentive bonuses as well as long-term equity awards play a significant role in aligning executives’ interests with those of our stockholders. For this reason, these forms of compensation constitute a substantial portion of each Named Executive Officer’s compensation.

For fiscal 2010, the Compensation Committee approved executive compensation arrangements for Ms. Hart, our President and Chief Executive Officer, that, at target, would have resulted in approximately 87% of her total compensation being annual incentive compensation and long-term equity tied directly to achievement of financial goals and stockholder value creation, with her base salary constituting the balance of her fiscal 2010 total compensation.

With respect to our other Named Executive Officers, the Compensation Committee approved executive compensation arrangements that, at target, would have resulted in more than 70% of each executive’s total compensation being annual incentive compensation and long-term equity tied directly to achievement of financial goals and stockholder value creation, with base salary constituting the balance of their fiscal 2010 total compensation.

Independent Consultants and Peer Companies

The Compensation Committee’s practice has been to retain independent compensation consultants to ensure the Compensation Committee has current information and receives independent advice regarding trends in executive compensation, selection of peer companies, modification to pay programs and assessment of pay levels and mix. The Compensation Committee retained the consulting firm of Compensia to review and recommend changes to our executive compensation program for fiscal 2010. During fiscal 2010, Compensia was also engaged to make recommendations relating to (i) the special incentive stock grants described below under “Subsequent Committee Actions” and (ii) compensation for the Chairman of our Board of Directors. Compensia provided no other consulting services to the Compensation Committee or IGT in fiscal 2010.

Because IGT has a unique business model and is a leader in the design, manufacture and marketing of computerized gaming equipment and network systems, our peer group is a composite of companies from several related industries with similar revenue, size and scope and is heavily weighted towards the high technology industry. For purposes of reviewing and determining compensation arrangements for fiscal 2010, the Compensation Committee selected the following companies as our peer companies: Activision Blizzard, Inc.; Adobe Systems Incorporated; Alliance Data Systems Corporation; Autodesk, Inc.; Bally Technologies, Inc.; BMC Software, Inc.; Coinstar, Inc.; Diebold, Incorporated; Electronic Arts Inc.; Intuit Inc.; Juniper Networks, Inc.; Lexmark International, Inc.; Micros Systems, Inc.; NCR Corporation; NetApp, Inc.; McAfee, Inc.; NVIDIA Corporation; Pitney Bowes Inc.; SanDisk Corporation; Scientific Games Corporation; Take-Two Interactive Software, Inc.; and WMS Industries Inc.

In addition to compensation data for the peer companies listed above, the Compensation Committee also reviewed executive compensation data for companies with revenues similar to those of IGT made available in surveys published by various consulting firms (i.e., Towers Watson, Mercer and Radford). With Compensia’s assistance, the Compensation Committee defined a “competitive compensation market” standard based on a weighting of 50% for the peer group of companies identified above, and 50% for the remaining data available from the surveys reviewed by the Compensation Committee. The data is weighed equally between industry-related companies and high technology-related companies included in these surveys, which is intended to mitigate the effect of anomalies that may arise from the use of a small sample size from any one source. The Compensation Committee does not specifically focus on any particular survey or company in this data, but instead uses this information as a general reference point in its decision-making process.

Fiscal 2010 Compensation

Pay Position Philosophy

For fiscal 2010, the Compensation Committee revised our pay positioning philosophy relative to the competitive compensation market standard. Our philosophy continues to emphasize incentive compensation, but places less emphasis on annual cash incentive bonuses and more emphasis on long-term equity in the pay mix for our executive officers than in fiscal 2009. Under our revised philosophy:
  Base salary continued to be targeted at the 50th percentile of the competitive compensation market.
  The annual incentive bonus target was reduced to the 60th percentile of the competitive compensation market.
  The target for equity award value was increased to the 75th percentile of the competitive market award value.

These modifications further align our incentive compensation mix with competitive market compensation practices and place even greater emphasis on the creation of long-term stockholder value. The Compensation Committee determined that it would no longer evaluate total direct compensation as part of its analysis. For both cash and equity compensation, actual positioning and realized pay are intended to directly correlate with company performance and individual performance.

For fiscal 2010, Ms. Hart’s base salary, annual incentive bonus and equity award value were set at levels at or slightly below the competitive market levels identified above. The positioning of base salary, annual incentive bonus and equity award value for our other Named Executive Officers was set at the competitive market levels identified above.

Because the Compensation Committee generally determines the target values for our current executive compensation program based on an assessment of the compensation paid by the competitive compensation market, we do not generally factor in amounts realized from prior compensation paid to the Named Executive Officers. We believe the individual components of our executive compensation program combine together to create a total compensation package for each Named Executive Officer that achieves our compensation objectives.

Current Executive Compensation Program Elements

Base Salaries

Base salaries provide our executives with a minimum fixed level of annual cash compensation. Salaries for our Named Executive Officers are generally reviewed by the Compensation Committee on an annual basis. As part of the executive compensation program for fiscal 2010, the Compensation Committee decided to sustain current base salary levels of our executives at approximately the 50th percentile of the competitive compensation market. This reflects our approach noted above that a significant portion of our Named Executive Officers’ compensation should be in the form of incentive compensation and long-term equity that helps to align the interests of our executives with those of our stockholders.

The Compensation Committee solely determines the compensation for the Chief Executive Officer and reviews the recommendations of the Chief Executive Officer in making its determinations regarding the compensation of our other Named Executive Officers. The Compensation Committee takes the following into consideration in setting base salaries for our executive officers:
  Current business conditions.
  Current market data for each executive position.
  The scope of the executive’s responsibility at IGT and in relation to those of the closest comparable positions in the market.
  The relative internal value to IGT of the position.
  The executive’s past performance and expected future contributions to IGT.
Base salary levels for our Named Executive Officers applicable to fiscal 2010 were determined in August 2009. No further changes to the base salaries of our Named Executive Officers were made during fiscal 2010, with the exception of Messrs. Tom, Melendres, and Satchell, as described below.

Mr. Tom was appointed Chief Operating Officer effective June 14, 2010, and in connection with such appointment, Mr. Tom received an increase in base salary from $325,000 to $400,000.

On December 2, 2009, Mr. Melendres was appointed Chief Legal Officer and Corporate Secretary. In connection with such appointment, Mr. Melendres received an increase in base salary from $225,000 to $300,000.

In August 2010, Mr. Satchell was appointed Executive Vice President of Research & Development in addition to his responsibilities as Chief Technology Officer, and in connection with such appointment, Mr. Satchell received an increase in base salary from $300,000 to $356,000.

Annual Incentive Bonuses

The Compensation Committee approved the following modifications to the annual incentive bonus plan applicable to our Named Executive Officers for fiscal 2010 to further create and sustain a sense of priority toward strategy execution and accountability for achieving key business results; unite the management team through shared incentive goals; and focus the management team on reaching and exceeding goals through meaningful upside opportunities:

Reduced target award opportunities: Consistent with reducing incentive bonus targets to the 60th percentile of the competitive market, the target incentive bonus opportunity for Ms. Hart was reduced from 200% to 150% of her base salary and for all other Named Executive Officers was set at 75% of base salary.

Increased bonus ceiling: To provide increased upside for superior performance to encourage thoughtful risk-taking and reinforce a sense of priority, the maximum bonus that may be awarded to each Named Executive Officer was set at an amount equal to 200% of such executive’s target incentive opportunity.

Shared corporate performance metrics: To unify our executive team through the use of a shared set of corporate metrics, incentive bonuses were solely tied to the same corporate financial metrics of (i) consolidated revenue target and (ii) operating income target, adjusted to exclude cash incentives, stock-based compensation expense, and other items determined to be non-ordinary course by the Compensation Committee. Equal weight is given to each metric (i.e., 50% revenue target and 50% operating income target) in the determination of bonuses. The Compensation Committee also retained the discretion to adjust earned awards based on individual performance.

Required minimum performance level: A required corporate “gate,” or minimum performance level, in excess of 70% of the operating income target must be achieved before any awards are paid. Failure to achieve in excess of 70% of the operating income target results in no awards being paid under the program. In addition, an excess of 95% of the consolidated revenue target is required to be achieved for payout of bonuses for this metric.

Award determinations: Upon achievement of the minimum performance level, the award associated with each metric (i.e., revenue and operating income targets) is determined and paid independently. Awards are calculated on a linear basis between threshold and target amounts and target and maximum amounts, as indicated below:

FY10 Revenue and Operating Income Payout Curves

Performance as a Percent of Target (Plan)

In addition, the Compensation Committee is provided the discretion to make bonus awards to executives outside of the plan described above. For fiscal 2010, however, the Committee did not provide any bonus awards to executives outside of the plan described above.

For fiscal 2010, the incentive bonuses for all Named Executive Officers were tied solely to achievement of consolidated revenue and operating income targets established by the Compensation Committee. Both the revenue and operating income target achievements were weighted 50% in the determination of the bonus awards. For fiscal 2010, the Compensation Committee set the financial performance targets applicable to all Named Executive Officers as follows: the consolidated revenue target was set at $2.1 billion and the operating income target was set at $601.1 million. These targets were adjusted to exclude items related to our Alabama charitable bingo operations and other items as further discussed below.

The Compensation Committee also established the target bonus opportunity for each executive, with the amount of the executive’s actual bonus being determined based on achievement of the performance factors identified above. For fiscal 2010, the Named Executive Officers’ target bonus opportunities were as follows: Ms. Hart, 150% of her base salary, and for all other Named Executive Officers, 75% of annual base salary. For fiscal 2010, each Named Executive Officer also had a maximum bonus opportunity equal to 200% of his or her target bonus opportunity.

For fiscal 2010 the Compensation Committee awarded annual incentive bonuses to the Named Executive Officers based on the company’s financial performance for fiscal 2010 as measured against the consolidated revenue and operating income targets established by the Compensation Committee. In early fiscal 2011, the Compensation Committee reviewed IGT’s fiscal 2010 financial results. Because regulatory activities related to our charitable bingo operations in Alabama that occurred during fiscal 2010 were outside IGT’s control, the Compensation Committee determined that related Alabama revenue, gross profit, and impairment charges would be excluded from the fiscal 2010 consolidated revenue and operating income target metrics. In addition, the Compensation Committee determined that restructuring charges and impairment charges related to our DigiDeal discontinued operations would be excluded from the fiscal 2010 operating income target metrics.

The Company’s consolidated revenue target achieved for fiscal 2010, excluding revenues from our Alabama operations, was approximately $1.971 billion, which represented 94% achievement of the consolidated revenue target.

The Company’s operating income target achieved, adjusted to exclude cash incentives, stock-based compensation expense, restructuring charges, impairment charges, and our Alabama charitable bingo operations, was approximately $564 million, which represented approximately 94% achievement of the operating income target. As stated above, an excess of 70% of the operating income target was required to be achieved for payout of any bonuses to Named Executive Officers. Because more than 70% of the operating income target was achieved, bonuses were eligible to be paid.

Once it was determined that this minimum operating income target threshold was met, bonus amounts for the Named Executive Officers were calculated based on the percentage achievement for each financial performance metric in relation to its target amount, with each metric weighted 50% in determining the final bonus amounts and calculated independently of each other. Because approximately 94% of the operating income target was achieved, this resulted in a bonus payout for this metric.

As for the revenue metric, 94% of the consolidated revenue target metric was achieved. An excess of 95% of the consolidated revenue target was required to be achieved for the Named Executive Officers to be eligible for a bonus payout for this metric. Because less than 95% of the consolidated revenue target was achieved, no bonuses were paid for this metric.

Overall, the consolidated revenue and operating income target achievements for fiscal 2010 described above resulted in bonus payments at 40% of the target for each Named Executive Officer. The table below sets forth the final bonus amounts under the annual incentive plan for each Named Executive Officer.

Name and			Final Bonus
Principal			as % of
Position	Target Bonus	Final Bonus	Target Bonus
Patti S. Hart
President and Chief Executive Officer	$1,200,000	$480,000	40%

Patrick W. Cavanaugh
Executive Vice President
Chief Financial Officer, Treasurer	$225,000	$90,000	40%

Eric P. Tom
Chief Operating Officer	$300,000	$120,000	40%

Robert C. Melendres
Chief Legal Officer and Corporate Secretary	$225,000	$90,000	40%

Christopher J. Satchell
Chief Technology Officer and
Executive Vice President of
Research & Development	$267,000	$106,800	40%

Paulus Karskens (1)
President of International	$438,794	$175,518	40%

(1)	Paulus Karskens resigned as our President of International, effective September 30, 2010, and Mr. Karskens became an executive advisor to the Company, effective October 1, 2010.

Long-Term Incentive Equity Awards

Our policy is that the long-term compensation of our Named Executive Officers and other executive officers should be directly linked to the value provided to stockholders. Therefore, we have historically made annual grants of long-term equity awards to provide further incentives to our executives to increase stockholder value. These long-term incentive awards are made annually to provide a market-competitive total compensation package in accordance with our compensation philosophy.

The Compensation Committee bases its award grants to executives each year on a number of factors, including:
  Current business conditions.
  An assessment of current and past equity usage as measured by burn rate, overhang and value delivered.
  The executive’s position with IGT and total compensation package.
  The equity participation levels of comparable executives at comparable companies.
  The executive’s contribution to the success of IGT’s financial performance.
In addition, the size, frequency and type of long-term incentive grants may be determined on the basis of tax consequences of the grants to the individual and IGT, accounting impact and potential dilution effects.

For fiscal 2010, the Compensation Committee approved the following revisions to the equity award component of our executive compensation program to increase emphasis on long-term equity awards in our executive compensation program and to further align executive and stockholder interests:
  Annual equity targets were increased to match our fiscal 2010 target equity grant value positioning at the 75th percentile of the competitive market grant value, with actual equity awards reflecting individual potential and performance as well as retention objectives.
  Annual equity award grants consist of stock options equal to 50% of the targeted long-term incentive award value and restricted stock unit awards equal to 50% of the targeted long-term incentive award value.
  Additional equity may be awarded to key executives to increase ownership levels and replace forgone incentive cash compensation.

Consistent with this revised approach, our Named Executive Officers received equity award grants in fiscal 2010 consisting of stock options equal to 50% of their long-term incentive award value and restricted stock unit awards equal to 50% of their long-term incentive award value. We granted 50% of the long-term incentive value in the form of stock options because we believe a substantial portion of our executives’ long-term incentive opportunity should be directly linked to creating value for our stockholders. The stock options are granted with an exercise price that is equal to the closing price of our common stock as reported on the New York Stock Exchange on the date of grant of the option, so the executives will only realize value on their stock options if our stockholders realize value on their shares. The stock options vest in four equal annual installments over the four-year period following the date of grant.

We granted 50% of our long-term incentive value in the form of restricted stock units because we believe restricted stock units encourage retention. In general, the restricted stock units vest in four equal annual installments over the four-year period following the date of grant. On each annual vesting date, the executive is issued shares of IGT common stock that have the value of IGT’s stock price on the day the restrictions lapse. In general, this means the executive will receive an award that has some financial value regardless of stock price volatility. However, the value of the restricted stock units appreciates as the value of IGT’s stock price increases, so restricted stock units also help to link executives’ interests with those of our stockholders.

We made annual award grants to our Named Executive Officers during fiscal 2010 in December 2009. The Compensation Committee determined the final numbers of shares to award to Ms. Hart based on its subjective assessment of her performance during fiscal 2009, taking into account the accomplishment of important strategic initiatives such as new product and business development, and activities that strengthened IGT’s legal and financial foundation that the Compensation Committee had also considered in determining the Named Executive Officers’ fiscal 2009 annual bonuses. Ms. Hart evaluated the numbers of shares to award each Named Executive Officer based on her subjective assessment of each’s performance during fiscal 2009, taking into account the accomplishment of important strategic initiatives such as new product and business development and activities that strengthened IGT’s legal and financial foundation. Ms. Hart then recommended individual grants to the Compensation Committee based on the above assessment and the Committee approved such recommendations.

On December 2, 2009, Messrs. Tom, Melendres and Satchell received, in addition to their annual award grant, a special executive award of restricted stock units in an amount equal to 13,245, 2,885, and 13,526 shares, respectively. These additional grants were made as a supplement to their new hire awards. Also, in connection with his appointment as Chief Operating Officer in June 2010, Mr. Tom received an award of options to purchase 26,613 shares and 10,724 restricted stock units.

Deferred Compensation Opportunities

Under our Nonqualified Deferred Compensation Plan, our Named Executive Officers may elect to defer up to 50% of their base salaries and annual incentive bonuses. We believe that providing the Named Executive Officers this deferral is a cost-effective way to permit executives to receive the tax benefits associated with delaying the income tax event on the compensation deferred, even though the related deduction for IGT also is deferred. Please see the “Nonqualified Deferred Compensation” table and related narrative below for a description of these benefits.

Severance and Other Benefits upon Termination of Employment

We believe that severance protections, particularly in the context of a change in control transaction, can play a valuable role in attracting and retaining key executive officers. In addition, we believe they help ensure leadership continuity and sound decisions in the interest of IGT’s long-term success, particularly at times of major business transactions. The Compensation Committee believes IGT is best served by offering severance protections in certain circumstances to our top executives. Accordingly, we provided such protections for Ms. Hart in her employment agreement and the other Named Executive Officers as well as other executives that report directly to Ms. Hart in executive transition agreements.

As described in more detail under “Potential Payments Upon Termination or Change in Control” below, Ms. Hart, the other Named Executive Officers as well as other executives reporting directly to Ms. Hart would be entitled to severance benefits in the event of a termination of employment by IGT without cause, for good reason, or due to death or disability. We have determined that it is appropriate to provide severance protections in these respective circumstances both in light of each of their positions at IGT and to encourage sound decision-making by the top executive team as a group.

Effective September 30, 2010, Paulus Karskens resigned from his position as President of International and Mr. Karskens became an executive advisor to the Company, effective October 1, 2010. The term of his service as executive advisor expires on March 31, 2011. In connection with this transition, Mr. Karskens entered into an executive transition agreement which provides Mr. Karskens with severance benefits upon his effective date of separation with the Company, as further described below under “Potential Payments upon Termination or Change in Control.”

Policy with Respect to Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows public companies a tax deduction for compensation in excess of $1,000,000 paid to their chief executive officers and certain other executive officers unless certain performance and other requirements are met. As one of the factors in its consideration of compensation matters, the Compensation Committee also considers the anticipated tax treatment to IGT and to the executives of various payments and benefits, including the effect of Section 162(m). The Compensation Committee retains discretion, however, to implement executive compensation programs that may not be deductible under Section 162(m) if the Compensation Committee believes the programs are nevertheless appropriate to help achieve our primary objective of ensuring that compensation paid to our executive officers is reasonable, performance-based and consistent with the goals of IGT and our stockholders.

Subsequent Committee Actions

Special Incentive Stock Grants

On August 23, 2010, and September 13, 2010, the Compensation Committee approved special incentive stock grants to members of our management team, including Ms. Hart and Messrs. Cavanaugh, Tom, Melendres, and Satchell. The Compensation Committee determined that these special incentive stock grants were necessary to provide additional retention incentives for these executives. The special incentive stock grants, made instead of the December 2010 annual grants to our management team, combined the normal annual grant of stock options and restricted stock units with an additional grant of restricted stock units. This grant was deemed essential to promote the longer-term retention of critical senior leadership. To achieve this goal, the restricted stock units were granted with a value equal to approximately two to three times the normal annual restricted stock unit grant and vest in full on the third anniversary of the grant date (rather than in four equal annual installments).

Listed below are the special stock incentive grants made to our Named Executive Officers on October 4, 2010:

	Option Award	Restricted Stock Unit Award
	(No. of Shares Underlying Award)	(No. of Shares Underlying Award)
Patti S. Hart	353,000	363,000
Patrick W. Cavanaugh	74,000	78,400
Eric P. Tom	141,000	151,300
Robert C. Melendres	74,000	78,400
Christopher J. Satchell	74,000	78,400

Compensation Committee Report on Executive Compensation (1)

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this proxy statement. Based upon this review and discussion, the Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis section be included in this proxy statement to be filed with the SEC.

Compensation Committee of the Board of Directors Paget L. Alves (Chairman) Greg Creed David E. Roberson Vincent L. Sadusky

(1)	SEC filings sometimes “incorporate information by reference.” This means IGT is referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless IGT specifically states otherwise, this report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act or the Securities Exchange Act.

Compensation Committee Interlocks and Insider Participation

Messrs. Alves, Creed, Roberson, Sadusky, Rentschler, Mathewson and Satre each served on the Compensation Committee during all or part of fiscal 2010. None of these directors is or has been a former or current executive officer or employee of IGT or had any relationships requiring disclosure by IGT under Item 404 of Regulation S-K promulgated by the SEC. None of IGT’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director or member of the Compensation Committee during fiscal 2010.

Summary Compensation Table - Fiscal 2010, 2009 and 2008

The following table presents information regarding compensation of each of our Named Executive Officers for services rendered during fiscal 2010, 2009 and 2008.

							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred	All
Name and				Stock	Option	Incentive Plan	Compensation	Other
Principal	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($) (1)	($) (2)	($) (2)	($) (1)	($)	($) (3)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Patti S. Hart (4)(9)	2010	800,000	—	2,100,007	2,100,001	480,000	—	2,423	5,482,431
President and Chief	2009	393,846	400,000	2,066,163	2,436,156	800,000	—	94,168	6,190,333
Executive Officer
Patrick W. Cavanaugh (9)	2010	300,000	—	474,994	475,002	90,000	—	2,995	1,342,991
Executive Vice President	2009	279,072	100,000	74,836	99,998	236,269	—	13,712	803,887
Chief Financial Officer
and Treasurer
Eric P. Tom (5)(9)	2010	346,635	—	880,945	637,789	120,000	—	227,487	2,212,856
Chief Operating Officer
Robert Melendres (6)(9)	2010	286,442	—	428,033	375,002	90,000	—	241,414	1,420,891
Chief Legal Officer and
Corporate Secretary
Christopher Satchell (7)(9)	2010	305,385	—	686,107	437,502	106,800	—	50,812	1,586,606
Chief Technology Officer
and Executive Vice
President of Research &
Development
Paulus Karskens (8)(9)	2010	599,634	—	682,302	559,190	175,518	—	173,407	2,190,051
President of International	2009	599,855	—	239,996	360,000	503,747	—	148,340	1,851,938

(1)	As described in the “Compensation Discussion and Analysis” above, the Named Executive Officers’ annual bonuses consist of a cash bonus pursuant to each executive’s annual incentive award. The threshold, target and maximum amounts for each Named Executive Officer’s annual incentive award are reported in the “Grants of Plan-Based Awards” table below. For fiscal 2010, the actual amounts awarded to each Named Executive Officer under the bonus program were reflected in column (g) above. In fiscal 2009, the Named Executive Officers’ annual bonuses generally consisted of two components–a cash bonus pursuant to each executive’s annual incentive award and a cash bonus pursuant to our Cash Sharing Program. In addition, Ms. Hart was paid a bonus of $400,000 in fiscal 2009 when she was appointed IGT’s President and Chief Executive Officer, and Mr. Cavanaugh received a discretionary bonus of $100,000 in fiscal 2009. Each of these discretionary bonuses is reflected in column (d) of the table above.

(2)	The amounts reported in columns (e) and (f) of the table above reflect the aggregate grant date fair value of stock and option awards, respectively, granted in 2010 and 2009, respectively, as computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation-Stock Compensation (formerly Statement of Financial Accounting Standards No. 123R) disregarding any estimate of forfeitures related to service-based vesting conditions. No stock or option awards granted to Named Executive Officers were forfeited during fiscal 2010. A discussion of assumptions and methodologies used to calculate the compensation amounts for stock and option awards is available in our Annual Reports on Form 10-K for fiscal 2010. For information about the stock awards and option awards granted to our Named Executive Officers in fiscal 2010, please see the discussion under “Grants of Plan-Based Awards” below.

(3)	The amounts reported for fiscal 2010 in column (i) of the Summary Compensation table under the heading “All Other Compensation” are detailed below. Also includes: (a) term life insurance premiums; (b) IGT’s matching cash contributions under the 401(k) plan; (c) profit sharing forfeiture allocations; (d) tax gross-ups; (e) club dues; and (f) tax preparation services. The amount reported for Mr. Karskens in fiscal 2010 includes $122,756 for pension contributions on his behalf under a plan maintained in the Netherlands by IGT, $23,669 for car allowance, $19,708 for medical reimbursements and $2,829 for a service award. In addition, the amounts reported for Mr. Tom, Mr. Satchell and Mr. Melendres in fiscal 2010 include $219,703, $42,143 and $238,500, respectively, for relocation expenses.

(4)	Ms. Hart was appointed President and Chief Executive Officer effective April 1, 2009.

(5)	Mr. Tom was appointed Chief Operating Officer effective June 14, 2010.

(6)	Mr. Melendres was appointed Chief Legal Officer and Corporate Secretary on December 2, 2009.

(7)	Mr. Satchell was appointed Executive Vice President of Research & Development in August 2010.

(8)	Mr. Karskens resigned as our President of International, effective September 30, 2010, and Mr. Karskens became an executive advisor to the Company, effective October 1, 2010. The amounts reported for Mr. Karskens in Columns (c), (g) and (i) of the table above were paid by IGT to Mr. Karskens or on his behalf in Euros. For purposes of this presentation in fiscal 2010, the amounts in Columns (c) and (i) have been converted from Euros to U.S. dollars based on a conversion rate of US$1.3578 to €1 (the 12-month average exchange rate during fiscal 2010). The amount in Column (g) has been converted from Euros to U.S. dollars based on a conversion rate of US$1.3248 to €1 (the exchange rate in effect at the time of payment) as to Mr. Karskens’ annual incentive bonus. For purposes of this presentation in fiscal 2009, the amounts in Columns (c) and (i) have been converted from Euros to U.S. dollars based on a conversion rate of US$1.3583 to €1 (the 12-month average exchange rate during fiscal 2009). The amount in Column (g) has been converted from Euros to U.S. dollars based on a conversion rate of US$1.4815 to €1 (the exchange rate in effect at the time of payment) as to Mr. Karskens’ annual incentive bonus and a conversion rate of US$1.3263 to €1 (the average exchange rate for the first six months of fiscal 2009) as to Mr. Karskens’ award under IGT’s cash sharing program.

(9)	Because Ms. Hart, Mr. Cavanaugh and Mr. Karskens were not named executive officers for 2008, in accordance with SEC rules, only information for 2010 and 2009 is being disclosed. Because Mr. Tom, Mr. Melendres and Mr. Satchell were not named executive officers for 2009 and 2008, in accordance with SEC rules, only information for 2010 is being disclosed.

Compensation of Named Executive Officers

The Summary Compensation Table above quantifies the value of the different forms of compensation earned by or awarded to our Named Executive Officers for fiscal years 2010, 2009 and 2008. The primary elements of each Named Executive Officer’s total compensation reported in the table are base salary, an annual bonus, and long-term equity incentives consisting of stock options and restricted stock awards. Named Executive Officers also received the other benefits listed in Column (i) of the Summary Compensation Table, as further described in the footnotes to the table.

The Summary Compensation Table should be read in conjunction with the tables and narrative descriptions that follow. The Grants of Plan-Based Awards table, and the accompanying description of the material terms of the stock options and restricted stock awards granted during fiscal 2010, provides information regarding the long-term equity incentives awarded to our Named Executive Officers. The Outstanding Equity Awards at Fiscal Year-End and Option Exercises and Stock Vested tables provide further information on the Named Executive Officers’ potential realizable value and actual value realized with respect to their equity awards.

Description of Employment Agreements - Salary and Bonus Amounts

We have entered into an employment agreement with Ms. Hart. Ms Hart’s employment agreement does not have a specified term. The employment agreement provides that Ms. Hart will receive an annualized base salary of $800,000, subject to annual review by the Compensation Committee, and a one-time bonus of $400,000 upon signing the agreement. The employment agreement also provided for annual bonuses for Ms. Hart with a target annual bonus equal to 200% of her base salary and a maximum annual bonus equal to 240% of her base salary; these targets were reduced to 150% and 200%, respectively, for fiscal 2010 with Ms. Hart’s consent. The amount of the annual bonus is to be determined based on IGT’s financial performance during the year and Ms. Hart’s achievement of non-financial performance objectives, as determined by the Compensation Committee for that year. The Compensation Committee will determine Ms. Hart’s actual bonus amount each year. The employment agreement also provides for Ms. Hart to participate in IGT’s employee benefit plans and programs in accordance with the terms of such plans or programs. Provisions of this agreement relating to outstanding equity incentive awards and post-termination employment benefits are discussed below under the applicable sections of this proxy statement.

We do not have employment agreements with our Named Executive Officers other than Ms. Hart, and as a result their base salary and bonus opportunities are not fixed by contract. The terms of severance agreements we entered into with each of the Named Executive Officers are described below under “Potential Payments upon Termination or Change in Control.”

Grants of Plan-Based Awards - Fiscal 2010

The following table presents information regarding the incentive awards granted to our Named Executive Officers for fiscal 2010.

									All Other	All Other
									Stock	Option
									Awards,	Awards		Grant
									Number	Number	Exercise	Date Fair
			Estimated Future Payouts			Estimated Future Payouts			of	of	or Base	Value of
			Under Non-Equity Incentive			Under Equity Incentive			Shares	Securities	Price of	Stock and
			Plan Awards			Plan Awards			of Stock	Underlying	Option	Option
	Grant		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($) (1)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Patti S. Hart	N/A	(2)	—	1,200,000	2,400,000	—	—	—	—	—	—	—
	12/2/2009		—	—	—	—	—	—	114,255	—	—	2,100,007
	12/2/2009		—	—	—	—	—	—	—	275,855	18.97	2,100,001
Patrick W. Cavanaugh	N/A	(2)	—	225,000	450,000	—	—	—	—	—	—	—
	12/2/2009		—	—	—	—	—	—	25,843	—	—	474,994
	12/2/2009		—	—	—	—	—	—	—	62,396	18.97	475,002
Eric P. Tom	N/A	(2)	—	300,000	600,000	—	—	—	—	—	—	—
	12/2/2009		—	—	—	—	—	—	23,803	—	—	437,499
	12/2/2009		—	—	—	—	—	—	13,245	—	—	243,443
	12/2/2009		—	—	—	—	—	—	—	57,470	18.97	437,502
	6/14/2010		—	—	—	—	—	—	10,724	—	—	200,003
	6/14/2010		—	—	—	—	—	—	—	26,613	19.23	200,287
Robert C. Melendres	N/A	(2)	—	225,000	450,000	—	—	—	—	—	—	—
	12/2/2009		—	—	—	—	—	—	20,403	—	—	375,007
	12/2/2009		—	—	—	—	—	—	2,885	—	—	53,026
	12/2/2009		—	—	—	—	—	—	—	49,260	18.97	375,002
Christopher J. Satchell	N/A	(2)	—	267,000	534,000	—	—	—	—	—	—	—
	12/2/2009		—	—	—	—	—	—	23,803	—	—	437,499
	12/2/2009		—	—	—	—	—	—	13,526	—	—	248,608
	12/2/2009		—	—	—	—	—	—	—	57,470	18.97	437,502
Paulus Karskens	N/A	(2)	—	438,794	877,588	—	—	—	—	—	—	—
	4/11/2006	(3)	—	—	—	—	—	—	5,586	—	—	104,291
	5/9/2008	(3)	—	—	—	—	—	—	3,545	—	—	66,185
	5/9/2008	(3)	—	—	—	—	—	—	—	13,975	35.26	3,791
	11/14/2008	(3)	—	—	—	—	—	—	5,586	—	—	104,291
	11/14/2008	(3)	—	—	—	—	—	—	—	25,084	10.74	200,082
	12/2/2009		—	—	—	—	—	—	17,682	—	—	407,535
	12/2/2009		—	—	—	—	—	—	—	42,692	18.97	355,317

(1)	The amounts reported in column (l) reflect the aggregate grant date fair value of the awards, computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation-Stock Compensation (formerly Statement of Financial Accounting Standards No. 123R). For a discussion of the assumptions and methodologies used to value the awards reported in column (l), please see footnote (2) to the Summary Compensation Table.

(2)	These entries report the target and maximum amounts for each Named Executive Officer’s fiscal 2010 annual incentive bonus opportunity as described under “Compensation Discussion and Analysis—Annual Incentive Bonuses” above. There are no threshold amounts for these awards.

(3)	Mr. Karskens resigned as our President of International, effective September 30, 2010, and became an executive advisor to the Company, effective October 1, 2010. Pursuant to Mr. Karskens’ executive transition agreement, these outstanding equity incentive awards were modified on June 7, 2010 to provide for accelerated vesting based on the additional vesting that would have been earned if his employment had continued for an additional year.

Description of Plan-Based Awards

The material terms of each of the “Non-Equity Incentive Plan Awards” reported in the Grants of Plan-Based Awards Table are described in the “Compensation Discussion and Analysis” above.

Each of the equity-based awards reported in the Grants of Plan-Based Awards Table was granted under, and is subject to, the terms of our 2002 Stock Incentive Plan, as amended (the “SIP”). The SIP is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under the plan. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and making provision to ensure that any tax withholding obligations incurred in respect of awards are satisfied. Awards granted under the plan are generally only transferable to a beneficiary of a Named Executive Officer upon his death. However, the Compensation Committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable securities laws and, with limited exceptions set forth in the plan document, are not made for value. Under the terms of the SIP, if there is a change in control of IGT, outstanding awards granted under the plan (including awards granted to the Named Executive Officers) will generally become fully vested and, in the case of options, exercisable upon the occurrence of the transaction. Any options that become vested in connection with a change in control generally must be exercised prior to the change in control, or they will be canceled, subject to any provision made by the board of directors or Compensation Committee for the options to be assumed or to otherwise continue following the transaction.

Options

The per share exercise price of each option reported in Column (k) of the table above is equal to the closing market price of a share of our common stock on the date of grant of the option. Each option granted to our Named Executive Officers in fiscal 2010 is scheduled to vest in four installments on each of the first four anniversaries of the grant date. Once vested, each option will generally remain exercisable until its normal expiration date. Each of the options granted to our Named Executive Officers in fiscal 2010 has a term of ten years. However, vested options may terminate earlier in connection with a change in control transaction or a termination of the Named Executive Officer’s employment. Subject to any accelerated vesting that may apply in the circumstances, the unvested portion of the option will immediately terminate upon a termination of the Named Executive Officer’s employment. The Named Executive Officer will generally have three months to exercise the vested portion of the option following a termination of employment. This period is extended to twelve months if the termination is a result of the Named Executive Officer’s death or disability. If the Named Executive Officer is terminated by us for cause, the option (whether or not vested) will immediately terminate.

Restricted Stock Units

Column (i) of the table above reports awards of restricted stock units granted to our Named Executive Officers for fiscal 2010. Awards of restricted stock units granted to our Named Executive Officers for fiscal 2010 are scheduled to vest in four installments on each of the first four anniversaries of the grant date, provided that the executive continues to be employed with us through the vesting date. Prior to the time the units become vested, the Named Executive Officer does not have rights to receive dividends or to dispose of the restricted stock units.

Outstanding Equity Awards at Fiscal 2010 Year-End

The following table presents information regarding the outstanding equity awards held by each of the Named Executive Officers as of the last day of fiscal 2010, including the vesting dates for the portions of these awards that had not vested as of that date.

Option Awards

		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised		Option
		Options	Options		Exercise	Option
	Option Grant	Exercisable	Unexercisable		Price	Expiration
Name	Date	(#)	(#)		($)	Date
(a)		(b)	(c)		(e)	(f)
Patti S. Hart	6/15/2006	40,000	—		36.43	6/15/2016
	3/6/2007	24,000	—		39.95	3/6/2017
	2/27/2008	11,000	—		47.12	2/27/2018
	3/20/2009	165,426	496,278	(2)	9.12	3/20/2019
	12/2/2009	—	275,855	(3)	18.97	12/2/2019
Patrick W. Cavanaugh	4/19/2004	10,800	—		46.15	4/19/2014
	4/19/2004	14,200	—		46.15	4/19/2014
	12/6/2004	10,000	—		35.06	12/6/2014
	12/31/2004	10,000	—		34.38	12/31/2014
	11/10/2006	3,426	1,142	(4)	42.72	11/10/2016
	5/11/2007	6,112	2,038	(5)	38.91	5/11/2017
	5/9/2008	6,975	6,975	(6)	35.26	5/9/2018
	11/14/2008	6,967	20,904	(7)	10.74	11/14/2018
	12/2/2009	—	62,396	(3)	18.97	12/2/2019
Eric P. Tom	8/3/2009	4,897	14,691	(8)	20.42	8/3/2019
	8/3/2009	6,353	19,059	(8)	20.42	8/3/2019
	12/2/2009	—	57,470	(3)	18.97	12/2/2019
	6/14/2010	—	26,613	(9)	19.23	6/14/2020
Robert C. Melendres	8/3/2009	2,750	8,250	(8)	20.42	8/3/2019
	12/2/2009	—	49,260	(3)	18.97	12/2/2019
Christopher J. Satchell	8/3/2009	4,897	14,691	(8)	20.42	8/3/2019
	8/3/2009	8,853	26,559	(8)	20.42	8/3/2019
	12/2/2009	—	57,470	(3)	18.97	12/2/2019
Paulus Karskens	12/31/2003	60,000	—		35.70	12/31/2013
	12/31/2004	45,000	—		34.38	12/31/2014
	11/10/2006	30,836	10,278	(4)	42.72	11/10/2016
	5/9/2008	27,950	27,950	(6)	35.26	5/9/2018
	11/14/2008	25,084	75,252	(7)	10.74	11/14/2018
	12/2/2009	—	42,692	(3)	18.97	12/2/2019

Stock Awards

Number	Market Value	Equity Incentive Plan
of Shares	of Shares	Equity Incentive Plan	Awards: Market or
or Units of	or Units of	Awards: Number of	Payout Value
Stock That	Stock That	Unearned Shares,	of Unearned Shares,
Have Not	Have Not	Units or Other Rights	Units or Other Rights
Award Grant	Vested	Vested	That Have Not Vested	That Have Not Vested
Name	Date	(#)	($) (1)	(#)	($) (1)
(a)	(g)	(h)	(i)	(j)
Patti S. Hart	3/20/2009	87,720	(2)	1,255,273	—	—
3/20/2009	—	—	43,860	(12)	627,637
12/2/2009	114,255	(3)	1,634,989	—	—
Patrick W. Cavanaugh	1/11/2006	300	(10)	4,293	—	—
4/11/2006	1,100	(11)	15,741	—	—
11/10/2006	292	(4)	4,179	—	—
5/9/2008	1,775	(6)	25,400	—	—
11/14/2008	5,226	(7)	74,784	—	—
12/2/2009	25,843	(3)	369,813	—	—
Eric P. Tom	8/3/2009	9,750	(8)	139,523	—	—
12/2/2009	13,245	(3)	189,536	—	—
12/2/2009	23,803	(3)	340,621	—	—
6/14/2010	10,724	(9)	153,460	—	—
Robert C. Melendres	8/3/2009	2,025	(8)	28,978	—	—
12/2/2009	2,885	(3)	41,284	—	—
12/2/2009	20,403	(3)	291,967	—	—
Christopher J. Satchell	8/3/2009	10,125	(8)	144,889	—	—
12/2/2009	13,526	(3)	193,557	—	—
12/2/2009	23,803	(3)	340,621	—	—
Paulus Karskens	1/11/2006	1,200	(10)	17,172	—	—
4/11/2006	5,586	(11)	79,936	—	—
11/10/2006	1,755	(4)	25,114	—	—
5/9/2008	7,090	(6)	101,458	—	—
11/14/2008	16,760	(7)	239,836	—	—
12/2/2009	17,682	(3)	253,029	—	—

(1)	The dollar amounts shown in Columns (h) and (j) are determined by multiplying (x) the number of shares or units reported in Columns (g) and (i), respectively, by (y) $14.31 (the closing price of our common stock on the last trading day of fiscal 2010).

(2)	The unvested portion of this award is scheduled to vest in three installments on March 20, 2011, March 20, 2012 and March 20, 2013.

(3)	The unvested portion of these awards are scheduled to vest in four installments on December 2, 2010, December 2, 2011, December 2, 2012 and December 2, 2013.

(4)	The unvested portion of these awards are scheduled to vest in one installment on November 10, 2010.

(5)	The unvested portion of this award is scheduled to vest in one installment on May 11, 2011.

(6)	The unvested portions of these awards are scheduled to vest in two installments on November 12, 2010 and November 12, 2011.

(7)	The unvested portion of these awards are scheduled to vest in three installments on November 14, 2010, November 14, 2011 and November 14, 2012.

(8)	The unvested portion of these awards are scheduled to vest in three installments on August 3, 2011, August 3, 2012 and August 3, 2013.

(9)	The unvested portion of this award is scheduled to vest in four installments on June 14, 2011, June 14, 2012, June 14, 2013 and June 14, 2014.

(10)	The unvested portions of these awards are scheduled to vest in one installment on December 2, 2010.

(11)	The unvested portions of these awards are scheduled to vest in one installment on April 25, 2011.

(12)	The vesting of the shares subject to this award is determined based on performance criteria established by the Compensation Committee for each of fiscal years 2009, 2010, 2011 and 2012. The unvested portion of this award is eligible to vest on the second Friday of the November following the applicable fiscal year with respect to 14,620 shares, plus up to 50% of the cumulative unvested shares subject to the award as of the beginning of the applicable fiscal year. For the portion of Ms. Hart’s performance share award scheduled to vest for fiscal 2010, the Compensation Committee established a goal for free cash flow from continuing operations to exceed $344 million after adjustments for Japan and DigiDeal operations discontinued during fiscal 2010. The free cash flow from continuing operations for fiscal year 2010 was $366.8 million, resulting in vesting of 100% of the shares eligible to vest based on fiscal 2010 performance.

Option Exercises and Stock Vested - Fiscal 2010

The following table presents information regarding the vesting during fiscal 2010 of other stock awards previously granted to the Named Executive Officers. There were no exercises of stock options during fiscal 2010 by any of the Named Executive Officers.

	Stock Awards
	Number of
	Shares Acquired	Value Realized
	on Vesting	on Vesting
Name	(#)	($) (1)
(a)	(d)	(e)
Patti S. Hart	43,859	790,340
Patrick W. Cavanaugh	4,323	89,187
Eric P. Tom	3,250	51,058
Robert C. Melendres	675	10,604
Christopher J. Satchell	3,375	53,021
Paulus Karskens	17,674	365,227

(1)	The dollar amounts shown in column (e) above for stock awards are determined by multiplying the number of shares or units, as applicable, that vested by the per-share closing price of our common stock on the vesting date.

Nonqualified Deferred Compensation - Fiscal 2010

The following table presents information regarding the contributions to and earnings on the Named Executive Officers’ balances under our nonqualified defined contribution plans during fiscal 2010 and the total deferred amounts for the Named Executive Officers as of the last day of fiscal 2010.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings in	Withdrawals/	Balance at
	in Last FY	in Last FY	Last FY	Distributions	Last FYE
Name	($)	($)	($) (1)	($)	($) (2)
(a)	(b)	(c)	(d)	(e)	(f)
Patti S. Hart	—	—	—	—	—
Patrick W. Cavanaugh	178,652	—	1	—	798,921
Eric P. Tom	—	—	—	—	—
Robert C. Melendres	—	—	—	—	—
Christopher J. Satchell	—	—	—	—	—
Paulus Karskens	—	—	—	—	—

(1)	The earnings on deferred compensation included in Column (d) above are not included as compensation for the Named Executive Officers in the current or prior years’ Summary Compensation Table in accordance with SEC rules as these earnings are not considered to be at above-market rates.

(2)	Contributions made by the Named Executive Officers and the registrant were disclosed in the Summary Compensation Table in prior years’ proxy statements.

Nonqualified Deferred Compensation Plan

Under our Deferred Compensation Plan, the Named Executive Officers and other key employees generally may elect to receive a portion of their compensation reported in the Summary Compensation Table above on a deferred basis. Under the plan, each participant may elect to defer up to 50% of his or her base salary, discretionary cash bonuses, bonuses awarded under our cash sharing program and any commissions he or she may earn. In addition, IGT may make discretionary contributions each year to participants’ accounts under the Deferred Compensation Plan. Participants become vested in any contributions by IGT that are credited to their accounts under the Deferred Compensation Plan (and earnings on those contributions) after completing seven years of service, or upon death or a change in control of IGT.

Participants in the Deferred Compensation Plan may elect among the investment funds offered under the plan for purposes of determining the earnings on their plan accounts. Subject to applicable tax laws, amounts deferred under the plan are generally distributed on termination of the participant’s employment, although participants may elect an earlier distribution date. Distributions are generally paid in a lump sum, but participants who terminate employment after age 55 may receive payment in annual installments if they so elect at the time they commence participating in the plan.

Potential Payments Upon Termination or Change in Control

The following section describes the benefits that may become payable to the Named Executive Officers in connection with a termination of their employment with IGT and/or a change in control of IGT. As noted above, outstanding equity-based awards held by our Named Executive Officers may be subject to accelerated vesting in connection with a change in control of IGT under the terms of our SIP or, in the case of outstanding awards granted prior to September 22, 2002, may be subject to accelerated vesting in connection with a change in control of IGT under our 1993 Stock Option Plan (the “1993 Plan”).

Patti S. Hart

Cash Severance. Ms. Hart’s employment agreement, described above under “Description of Employment Agreements—Salary and Bonus Amounts,” provides for certain benefits to be paid to Ms. Hart in connection with a termination of her employment with IGT under certain circumstances. If Ms. Hart’s employment is terminated either by IGT without cause (as defined in the employment agreement), or by Ms. Hart for good reason (as defined in the employment agreement), or due to Ms. Hart’s death or disability, Ms. Hart will be entitled to (1) a severance benefit equal to one times her base salary (at the highest annualized rate in effect at any time during the employment term), payable in 12 monthly installments following her termination; (2) a pro-rata portion of her annual incentive bonus for the year of the termination; and (3) reimbursement by IGT of her premiums for continued health coverage under COBRA for one year following her termination. IGT’s obligation to make these severance payments is contingent on Ms. Hart’s executing a release of claims in favor of IGT at the time of her termination and on her compliance with her covenant not to compete with IGT during the one-year period following termination as described below.

Equity Awards. If Ms. Hart’s employment is terminated by IGT without cause or by Ms. Hart for good reason, the stock option and restricted stock awards granted to her in March 2009, to the extent then outstanding and unvested, would become fully vested. (For these purposes, the terms “cause” and “good reason” are used as defined in Ms. Hart’s employment agreement.) If Ms. Hart’s employment terminates due to her death or disability, the stock option and time-based restricted stock award granted to her in March 2009 would become fully vested, and the performance-based restricted stock award granted to her in March 2009 will vest on a prorated basis for the year in which the termination occurs. (See the table above under “Outstanding Equity Awards at 2010 Fiscal Year-End” for more information on these awards.) If a change in control of IGT occurs and Ms. Hart is then still employed with IGT (or her employment terminated not more than 30 days before the change in control), the stock option and restricted stock awards granted to her in March 2009, to the extent then outstanding and unvested, would become fully vested. In addition, outstanding equity-based awards held by Ms. Hart may also be subject to accelerated vesting in connection with a change in control of IGT under the terms of our SIP and 1993 Plan as noted above.

Restrictive Covenants. Pursuant to Ms. Hart’s employment agreement, she has agreed not to disclose any confidential information of IGT at any time during or after her employment with IGT. Ms. Hart has also agreed that during and for a one-year period after her employment with IGT, she will not engage in competition with IGT in any manner. In addition, Ms. Hart has agreed that, for a period of one year following a termination of her employment with IGT, she will not solicit any IGT employee who earns $75,000 or more annually or any person or entity who was a customer, supplier or contractor of IGT within the preceding 12-month period.

Other Named Executive Officers

As noted above, we entered into executive transition agreements with each of the Named Executive Officers other than Ms. Hart. Under the agreements with Mr. Cavanaugh, Mr. Tom, Mr. Melendres and Mr. Satchell, if the executive’s employment is terminated either by IGT without cause (as defined in the agreement), or by the executive for good reason (as defined in the agreement), the executive will be entitled to (1) a severance benefit equal to one times the executive’s base salary (at the highest annualized rate in effect at any time during the 24 months prior to termination), payable in lump sum and in accordance with our normal payroll practice; (2) a pro-rata portion of the executive’s annual incentive bonus for the year of the termination, payable in a single sum payment within 30 days following the termination; (3) payment or reimbursement by IGT of the executive’s premiums for continued health coverage under COBRA for up to one year following termination; and (4) accelerated vesting of any portion of the executive’s equity-based awards, to the extent then outstanding and unvested, that was scheduled to vest during the 12-month period following the termination of the executive’s employment. Under the agreement with Mr. Karskens, upon termination of his employment with IGT, other than a termination for cause (as defined in the agreement), Mr. Karskens will be entitled to (1) a severance benefit equal to one times his base salary (at the highest annualized rate in effect at any time during the 24 months prior to termination), payable in a single sum payment on October 1, 2011 into the pension company (Ocior BY) of Mr. Karskens; (2) a pro-rata portion of his annual incentive bonus for the year of the termination to the extent that Mr. Karskens successfully achieved his Executive Advisor MBOs (as defined in the agreement), payable in a single sum payment within 30 days following March 31, 2011; and (3) accelerated vesting of any portion of his equity-based awards, to the extent then outstanding and unvested, that was scheduled to vest during the 12-month period following the termination of his employment. IGT’s obligation to make these severance payments is contingent on the executive’s executing a release of claims in favor of IGT at the time of his or her termination.

Quantification of Severance/Change in Control Benefits

The following tables quantify the benefits each of our named executive officers would have been entitled to receive if a termination of his or her employment under the circumstances described above and/or a change in control of IGT had occurred on the last day of fiscal 2010. As in the case of such a termination, the executive would have been entitled to the full amount of the annual incentive bonus otherwise payable for fiscal 2010, the pro-rata bonus provisions of the agreements described above would not apply.

Termination of Employment Without Cause or for Good Reason (1)

		Continued	Equity
	Cash Severance	Health Benefits	Acceleration (2)	Total
Name	($)	($)	($)	($)
Patti S. Hart	1,280,000	13,150	4,458,593	5,751,743
Patrick W. Cavanaugh	390,000	11,307	179,152	580,459
Eric P. Tom	520,000	19,724	217,398	757,122
Robert C. Melendres	390,000	18,362	92,958	501,320
Christopher J. Satchell	462,800	6,490	181,823	651,113
Paulus Karskens	760,576	—	405,701	1,166,277

(1)	As described above, these executives would be entitled to receive these benefits if the executive’s employment were terminated by IGT without cause or, in the case of Ms. Hart, Mr. Cavanaugh, Mr. Tom, Mr. Melendres and Mr. Satchell, by the executive for good reason.

(2)	For options, this value is calculated by multiplying the amount (if any) by which the closing price of IGT’s common stock on the last trading day of the fiscal year exceeds the exercise price of the option by the number of shares subject to the accelerated portion of the option. For restricted stock, this value is calculated by multiplying the closing price of IGT’s common stock on the last trading day of the fiscal year by the number of shares subject to the accelerated portion of the award.

Termination of Employment Due to Death or Disability

		Continued	Equity
	Cash Severance	Health Benefits	Acceleration (1)	Total
Name	($)	($)	($)	($)
Patti S. Hart	1,280,000	13,150	4,040,168	5,333,318

(1)	See footnote (2) of the table above for the calculation of these amounts.

Change in Control Benefits

		Equity
	Cash Severance	Acceleration (1)
Name	($)	($)
Patti S. Hart	—	6,093,582
Patrick W. Cavanaugh	—	568,837
Eric P. Tom	—	823,140
Robert C. Melendres	—	362,229
Christopher J. Satchell	—	679,067
Paulus Karskens	—	985,194

(1)	See footnote (2) to the Termination of Employment Without Cause or for Good Reason table above for the calculation of these amounts. For purposes of this calculation, we have assumed full acceleration of all outstanding and unvested equity awards held by each of our Named Executive Officers as of the last day of fiscal 2010.

PROPOSAL 2 – APPROVAL OF AMENDMENTS TO THE INTERNATIONAL GAME
TECHNOLOGY 2002 STOCK INCENTIVE PLAN

At the annual meeting, stockholders will be asked to approve the following amendments to our 2002 Stock Incentive Plan (the “SIP”), which were adopted by our board of directors, subject to stockholder approval, on January 11, 2011:
  Increase in Aggregate Share Limit. The SIP currently limits the aggregate number of shares of our common stock that may be delivered pursuant to all awards granted under the SIP to 58,000,000 shares. The proposed amendment would increase this limit by an additional 20,000,000 shares so that the new aggregate share limit for the SIP would be 78,000,000 shares, including any awards previously granted under the SIP. The proposed amendment would also increase the limit on the number of shares that may be delivered pursuant to “incentive stock options” granted under the SIP to 78,000,000 shares, including any awards previously granted under the SIP. For purposes of clarity, any shares that are delivered pursuant to incentive stock options also count against (and are not in addition to) the aggregate SIP share limit described above.
  Treatment of Full-Value Awards. Shares issued in respect of any “full-value award” granted under the SIP are currently counted against the aggregate share limits as four shares for every one share actually issued in connection with such award. The proposed amendment would change the treatment so that shares issued in respect of any “full-value award” granted under the SIP are counted against the share limit as two shares for every one share actually issued in connection with the award.
As of January 3, 2011, a total of 23,212,590 shares of our common stock were then subject to outstanding awards granted under the SIP, and an additional 3,742,054 shares of our common stock were then available for new award grants under the SIP.

Our board of directors approved the foregoing amendments based, in part, on a belief that the number of shares of our common stock currently available under the SIP does not give us sufficient authority and flexibility to adequately provide for future incentives. Our board of directors believes that these amendments would give us greater flexibility to structure future incentives and better attract, retain and reward key employees.

If stockholders do not approve this proposal, the current share limits and treatment of full-value awards under, and other terms and conditions of, the SIP will continue in effect.

Operation of the SIP

The principal terms of the SIP are summarized below. The following summary is qualified in its entirety by the full text of the SIP, which has been filed as an exhibit to this proxy statement filed electronically with the SEC and can be reviewed on the SEC’s website at http://www.sec.gov. You may also obtain, free of charge, a copy of the SIP by writing to the Corporate Secretary, International Game Technology, 9295 Prototype Drive, Reno, Nevada 89521.

Awards. The SIP authorizes stock options, restricted stock and stock unit awards, stock bonuses, stock appreciation rights, and performance-based awards (payable in cash or stock). The SIP retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option or other right to acquire stock will expire, or other award will vest, not more than 10 years after the date of grant.

Administration. The Compensation Committee of the board of directors will administer the SIP. However, the board of directors may assume the administration of the SIP or appoint one or more other committees of directors to administer the SIP. The appropriate acting body is referred to as the “Committee.”

Subject to the express terms and conditions of the SIP, the Committee (1) will determine the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award, (2) may permit the recipient of any award to pay the purchase price of shares of common stock or the award in cash or by check, the delivery of previously owned shares of common stock, a promissory note that satisfies the terms of the SIP, or a cashless exercise, (3) may accelerate the receipt or vesting of benefits pursuant to an award, (4) may designate in each award the effect of a termination of service or employment, and (5) may make adjustments to an outstanding award and authorize the conversion, succession or substitution of an award; in each case subject to the express terms and conditions of the SIP.

No Repricing. In no case (except due to an adjustment to reflect a stock split or similar event or any repricing that may be approved by stockholders) will any adjustment be made to a stock option or stock appreciation right award under the SIP (by amendment, cancellation and regrant, exchange or other means) that would constitute a repricing of the per-share exercise or base price of the award.

Eligibility. Persons eligible to receive awards under the SIP include officers (whether or not directors) or key executive, administrative, managerial, production, marketing or sales employees of the Company and our subsidiaries. Non-Employee Directors are eligible to receive discretionary award grants under the SIP in addition to automatic grants made under the non-employee director grant program described below.

As of January 3, 2011, approximately 4,899 officers and employees of the Company and our subsidiaries (including all of the Named Executive Officers) and 8 non-employee members of the board of directors were considered eligible under the SIP, subject to the power of the Committee to determine eligible persons to whom awards will be granted.

Share Limits. The SIP provides for a limit on the aggregate number of shares of common stock that may be issued or delivered pursuant to awards granted to employees and directors under the SIP. This aggregate share limit is currently 58,000,000 shares, including any awards previously granted under the SIP. If stockholders approve this proposal, this aggregate share limit would be increased by an additional 20,000,000 shares so that the new aggregate share limit for the SIP would be 78,000,000 shares, including any awards previously granted under the SIP.

Shares issued in respect of any “full-value award” granted under the SIP are counted against the share limit described in the preceding paragraph as four shares for every one share actually issued in connection with the award. For example, if a stock bonus of 100 shares of our common stock was granted under the SIP, 400 shares would be charged against the share limit with respect to that stock bonus award. If stockholders approve this proposal, shares issued in respect of any “full-value award” granted under the SIP would be counted against the share limit as two shares for every one share actually issued in connection with the award. For example, if a stock bonus of 100 shares of our common stock was granted under the SIP, 200 shares would be charged against the share limit with respect to that stock bonus award. For this purpose, a “full-value award” generally means any award granted under the SIP other than shares delivered pursuant to option or stock appreciation right grants the per share exercise or base price, as applicable, of which is at least equal to the fair market value of a share of our common stock at the time of grant of the award.

As is customary in incentive plans of this nature, the number and kind of shares available under the SIP and the then-outstanding stock-based awards, as well as exercise or purchase prices, performance targets under selected performance-based awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the stockholders.

To the extent that an award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the SIP. In the event that shares are delivered in respect of a dividend equivalent right, only the actual number of shares delivered with respect to the award shall be counted against the share limits of the SIP. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, the number of underlying shares as to which the exercise related shall be counted against the applicable share limits, as opposed to only counting the shares actually issued. Shares that are subject to or underlie awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the SIP will again be available for subsequent awards under the SIP. Shares that are exchanged by a participant or withheld by the Company to pay the exercise price of an award granted under the SIP, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, will not be available for subsequent awards under the SIP. In addition, the SIP generally provides that shares issued in connection with awards that are granted by or become obligations of the Company through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the SIP. The Company may not increase the applicable share limits of the SIP by repurchasing shares of common stock on the market (by using cash received through the exercise of stock options or otherwise).

The SIP will not limit the authority of the board of directors or the Committee to grant awards or authorize any other compensation, with or without reference to the common stock, under any other SIP or authority.

Stock Options. An option is the right to purchase common stock at a future date at a specified price (the “exercise price”). The per share exercise price of an option granted under the SIP may not be less than the fair market value of a share of common stock on the date of grant of the award. We may grant nonqualified and incentive stock options under the SIP. Incentive stock options are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the SIP.

Stock Appreciation Rights. A stock appreciation right is the right to receive a payment based on the appreciation in the fair market value of the common stock from the date of grant to the date of exercise. As determined by the Committee, the payment may be paid in cash, in shares of common stock or a combination thereof.

Restricted Stock Awards and Restricted Stock Units. A restricted stock award is an award of a fixed number of shares of common stock subject to restrictions. The Committee specifies the price, if any, the participant must pay for the shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on the shares. The Committee may also grant restricted stock units under the SIP, which entitle the recipient to receive shares of common stock upon or after the applicable vesting conditions have been satisfied.

Stock Bonuses. The Committee may grant a stock bonus to any eligible employee to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on the shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee and may be granted independently or in lieu of a cash bonus.

Performance-Based Awards. The Committee may grant to key employees of the Company and our subsidiaries “Performance-Based Awards” designed to satisfy the requirements for deducibility under Section 162(m) of the Internal Revenue Code. These Performance-Based Awards are in addition to options or stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes.

Performance-Based Awards are earned and payable only if performance reaches specific, pre-established performance goals related to one or more business criteria approved by the Committee. The performance goals must be approved by the Committee in advance of applicable deadlines under the Internal Revenue Code and while the performance relating to the goals remains substantially uncertain. The performance goals may be established based on one or a combination of the following business criteria: earnings per share, cash flow, total stockholder return, revenue growth, operating income (before or after giving effect to expenses for bonuses and other incentives, impairment charges related to goodwill and other intangible assets, and/or charges related to natural disasters and related insurance recoveries), net earnings (before or after interest, taxes, depreciation and/or amortization), return on equity or on assets or on net investment, cost containment or reduction, or any combination of these criteria. The business criteria may be applied based on the performance of the Company and/ or one or more of our subsidiaries, divisions, segments, or units. The performance measurement period with respect to an award may be from three months to ten years. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m) of the Internal Revenue Code.

Performance-Based Awards may be stock-based (payable in stock only or in cash or stock) or may be cash-only awards. Before any Performance-Based Award is paid, the Committee must certify that the performance goals have been satisfied. The Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual awards and may reserve “negative” discretion to reduce payments below maximum award limits. The maximum number of shares of common stock which may be subject to options and stock appreciation rights granted to any participant in any fiscal year may not exceed 4,000,000 shares (subject to adjustment). The maximum number of shares of common stock which may be delivered pursuant to all awards that are granted as Performance-Based Awards (other than options and stock appreciation rights) to any participant under the SIP in any fiscal year may not exceed 4,000,000 shares (subject to adjustment). The annual aggregate amount of compensation that may be paid to any participant in respect of cash-based Performance-Based Awards granted to any participant under the SIP in any fiscal year may not exceed $3,000,000.

Non-Employee Director Grant Program. The SIP provides that when a person (other than an employee of the Company or one of our subsidiaries) is first elected to the board of directors after stockholder approval of the SIP, he or she will receive a stock option under the SIP to acquire 20,000 shares of common stock. The SIP also provides that each non-employee member of the board of directors who is re-elected to office will receive a stock option under the SIP to acquire 11,000 shares of common stock, provided that a Non-Employee Director who is serving as the Chairman of the Board at the time of re-election will receive a stock option under the SIP to acquire 16,000 shares of common stock. In addition, Non-Employee Directors will receive a grant of 5,000 restricted stock units upon their election to the board of directors, and Non-Employee Directors that are re-elected to office will receive a grant of 2,750 restricted stock units, provided that a Non-Employee Director who is serving as the Chairman of the Board at the time of re-election will receive an award of 4,250 restricted stock units. The SIP provides that the board of directors may prospectively amend the types of awards and number of shares subject to future awards granted to Non-Employee Directors under this grant program at any time.

The purchase price per share of common stock covered by each option granted under the non-employee director grant program will be the fair market value of our common stock on the date the option is granted. Options granted under this program will generally expire on the tenth anniversary of the date of grant. Initial grants of options and restricted stock unit awards to Non-Employee Directors elected to the board of directors will generally vest in three annual installments, and grants of options and restricted stock unit awards to Non-Employee Directors upon their re-election to office will generally vest in full on the first anniversary of the grant date. These awards are subject to accelerated vesting if the director’s service on the board of directors terminates due to the director’s death, disability or retirement. Upon the occurrence of a Change in Control Event (as defined below), each option and restricted stock unit award granted under the non-employee director grant program will generally become fully vested.

Deferrals. The SIP authorizes the Committee to permit the deferred payment of awards. The Committee may determine the form and timing of payment, vesting, and other terms applicable to deferrals.

Transferability Restrictions. Participants generally may not transfer SIP awards or subject them in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge. The Committee may, however, permit selected persons or entities related to a participant to exercise awards for estate and/or tax planning purposes.

Acceleration of Awards; Possible Early Termination of Awards. Unless before a Change in Control Event the Committee determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each option and stock appreciation right will become immediately exercisable, restricted stock and stock units will vest, and performance-based awards will become payable. A “Change in Control Event” under the SIP generally includes (subject to identified exceptions) selected changes in a majority of the board of directors, the dissolution or liquidation of the Company, certain mergers, consolidations or reorganizations in which stockholders before the transaction do not continue to own more than 50% of the company following the transaction, a sale of all or substantially all of our business and/or assets, or the acquisition, directly or indirectly, of shares amounting to more than 50% of combined outstanding shares by any person.

Termination of or Changes to the SIP. The board of directors may amend or terminate the SIP at any time and in any manner. Stockholder approval for an amendment will generally not be obtained unless required by applicable law or deemed necessary or advisable by the board of directors. Unless terminated earlier by the board of directors, the SIP will terminate on December 17, 2013. Outstanding awards generally may be amended, subject to the consent of the holder if the amendment materially and adversely affects the holder.

Securities Underlying Awards. The market value of a share of our common stock as of the close of trading on January 3, 2011 was $17.99.

Stock Option Exchange. On November 4, 2009, IGT granted employee stock options to purchase 2.7 million shares of common stock with an exercise price of $18.60 per share in exchange for underwater employee stock options to purchase 5.3 million shares of common stock surrendered in a stockholder-approved exchange offer that expired on November 3, 2009. The options granted on November 4, 2009 have a six-year contractual term and vest ratably over two years from the date of grant. The option exchange ratio was calculated based on the fair value of the options surrendered and issued under a value-for-value exchange.

Federal Income Tax Consequences

The federal income tax consequences of the SIP under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the SIP. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Internal Revenue Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

Incentive Stock Options

An incentive stock option grant will not result in any immediate tax consequences to the Company or to the participant. A participant will not realize taxable income upon the exercise of an incentive stock option (except that the alternative minimum tax may apply), provided the participant, other than a deceased participant, was an employee of the Company or one of our subsidiaries at all times from the date the option was granted to the date three months (in the case of a disabled employee, one year) before the date the option is exercised, and we will not be entitled to any deduction. If the participant does not dispose of the stock acquired within one year of receiving it (and two years after such option was granted), gain or loss realized on the subsequent disposition of the stock will be treated as long term capital gain or loss.

If the participant disposes of the stock prior to those times, the participant will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option price; or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Any gain recognized by the participant on the disposition in excess of the amount taxable as ordinary income will be treated as capital gain, long or short term depending on whether the stock has been held for more than one year. Upon such a disposition, we will generally be entitled to a deduction in the same amount and at the same time as the participant realizes such ordinary income.

Nonqualified Stock Options

The grant of a nonqualified stock option will not result in any immediate tax consequence to the Company or the participant. Upon exercise of a nonqualified stock option, the participant will realize ordinary income in an amount equal to the market value of the stock at the time of exercise over the option price, and we will generally be entitled to a deduction in the same amount.

Stock Appreciation Rights

The grant of a stock appreciation right will not result in any immediate tax consequence to the Company or to the participant. Upon the exercise of a stock appreciation right, any cash received and the market value of any stock received will constitute ordinary income to the participant. We will generally be entitled to a deduction in the same amount and at the same time as the participant realizes such income.

Restricted Stock

A participant will not recognize taxable income at the time restricted stock is granted unless the participant makes an election to be taxed at that time. If such an election is not made, a participant who receives restricted stock will be subject to tax at ordinary income rates on the market value of the restricted stock at the time the restrictions lapse over the amount, if any, that the participant paid for the shares. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income, rather than dividend income, in an amount equal to the dividends paid.

In the case of a sale of shares after the expiration of the restriction period, the holding period to determine whether the participant has long-term or short-term capital gain or loss begins upon such expiration and the tax basis for such shares will be equal to the market value thereof on such date. In most instances, we will be entitled to a deduction equal to the amount treated as compensation to the participant.

Restricted Stock Units, Performance-Based Awards and Stock Bonuses

A participant who receives a restricted stock unit, performance-based award or stock bonus award will recognize income, and we will generally be allowed a deduction, when the award is paid. The amount of cash and the market value of the shares of common stock received will be ordinary income to the participant and we will generally be entitled to a tax deduction for the same amount.

Tax Deductibility Limitation

If the vesting or payment of an award accelerates under the SIP in connection with a change in control, we may not be permitted to deduct the portion of the compensation attributable to the acceleration. In addition, the Internal Revenue Code limits the allowable tax deduction that may be taken by us for compensation paid to the Chief Executive Officer and the three highest paid executive officers other than the Chief Executive Officer and the Chief Financial Officer. The limit is $1,000,000 per executive per year, but compensation payable solely on account of the attainment of performance goals is excluded from the limitation. Under the SIP, stock options, stock appreciation rights and performance-based awards are intended to qualify as performance based compensation not subject to the $1,000,000 limitation. Restricted stock, restricted stock units and stock bonus awards that are not performance based would be subject to the limitation.

Specific Benefits

The Committee has not approved any awards under the SIP that are conditioned upon stockholder approval of the proposed amendments. If the additional shares that will be available under the SIP if stockholders approve the proposed amendment had been available for award purposes in fiscal 2010, the Company expects that its award grants for fiscal 2010 would not have been substantially different from those actually made under the SIP.

The grant of additional stock-based awards under the SIP in the future and the nature of any such awards are subject to the discretion of the Committee. Accordingly, the number, amount and type of discretionary awards to be received by or allocated to eligible employees and directors under the SIP as a result of the proposed amendments in the future cannot be determined. We are not currently considering any specific additional awards under the SIP.

Aggregate Past Grants Under the SIP

As of January 3, 2011, awards covering 47,893,881 shares of our common stock had been granted under the SIP. The following table shows information regarding the distribution of those awards among the persons and groups identified below, option exercises and restricted stock vesting prior to and option and unvested restricted stock holdings as of that date.

	STOCK OPTIONS				RESTRICTED STOCK
			Number of Shares Underlying
			Options as of 1/3/11
					Number of
	Number of				Shares		Number of
	Shares	Number of			Subject to	Number	Shares
	Subject to	Shares			Past	of Shares	Outstanding
	Past	Acquired			Restricted	Vested	and Unvested
	Option	On			Stock	as of	as of
Name and Position	Grants (1)	Exercise	Exercisable	Unexercisable	Grants (1)	1/3/11	1/3/11
Patti S. Hart
President and Chief
Executive Officer	1,376,559	—	309,389	1,056,170	658,894	90,492	565,652
Patrick W. Cavanaugh
Executive Vice President,
Chief Financial Officer
and Treasurer	235,935	—	95,676	140,259	123,981	20,726	103,255
Eric P. Tom
Chief Operating Officer	270,083	—	25,617	244,466	212,072	12,511	199,561
Robert C. Melendres
Chief Legal Officer and
Corporate Secretary	134,260	—	15,065	119,195	104,388	6,496	97,892
Christopher J. Satchell
Chief Technology Officer
and Executive Vice
President of Research &
Development	186,470	—	28,117	158,353	129,229	12,706	116,523
Paulus Karskens (2)
President of International	393,042	48,000	248,880	96,162	106,157	65,897	40,260
Executive Group (3)	2,596,349	48,000	722,744	1,814,605	1,334,721	208,828	1,123,143
Paget L. Alves	31,000	—	—	31,000	7,750	—	7,750
Janice Chaffin	20,000	—	—	20,000	5,000	—	5,000
Greg Creed	20,000	—	—	20,000	5,000	—	5,000
Robert J. Miller	153,000	—	142,000	11,000	8,250	5,500	2,750
David E. Roberson	42,000	2,000	22,333	17,667	10,500	6,083	4,417
Vincent L. Sadusky	20,000	—	—	20,000	5,000	—	5,000
Philip G. Satre	52,000	—	22,666	29,334	13,500	5,916	7,584
Non-Executive Director
Group (4)	2,016,277	173,320	1,442,611	400,346	490,176	306,165	90,405
Each other person who has
received 5% or more of
the options, warrants or
rights under the SIP	—	—	—	—	—	—	—
Non-Executive Officer
Employee Group (5)	35,229,338	6,179,877	6,076,329	8,553,467	6,227,020	2,462,667	2,988,940

(1)	Does not include shares that have been cancelled or forfeited.

(2)	Mr. Karskens resigned as our President of International, effective September 30, 2010, and Mr. Karskens became an executive advisor to the Company, effective October 1, 2010.

(3)	All current executive officers as a group.

(4)	All current directors who are not executive officers as a group.

(5)	All employees, including all current officers who are not executive officers, as a group.

Ms. Hart and each of the non-executive directors identified above is a nominee for re-election as a director at the 2011 annual meeting.

Equity Compensation Plan Information

The following table sets forth, for our compensation plans under which shares of our common stock are authorized for issuance other than our tax-qualified Profit Sharing (401(k)) Plan, the number of shares of our common stock subject to outstanding options, warrants, and rights, the weighted-average exercise price of outstanding options, warrants, and rights, and the number of shares remaining available for future award grants as of September 30, 2010:

			Number of shares of
			IGT common stock
			remaining available
	Number of shares of		for future issuance
	IGT common stock	Weighted-average	under equity
	to be issued upon	exercise price of	compensation plans
	exercise of	outstanding	(excluding shares
	outstanding options,	options, warrants	reflected in the first
Plan Category	warrants and rights	and rights	column)
Equity compensation plans
approved by stockholders	18,297,700 (1)	$21.38	18,217,494 (1)
Equity compensation plans not
approved by stockholders	213,980	$10.21	387,914 (2)
Total	18,511,680	$21.24	18,605,408

(1)	Includes 16,842,656 shares subject to option awards and 1,455,044 restricted stock units; does not include 913,312 shares issued and outstanding pursuant to unvested restricted stock awards. The weighted average exercise price is exclusive of outstanding restricted stock units. Of these shares, 17,526,188 were available for award grant purposes under the SIP and 691,306 were available under our Employee Stock Purchase Plan (the “ESPP”). Subject to certain express limits of the SIP, shares available for award purposes under the SIP generally may be used for any type of award authorized under that plan including options, stock appreciation rights, and other forms of awards granted or denominated in shares of our common stock or units of our common stock including, without limitation, stock bonuses, restricted stock, and performance shares. This table does not reflect the 20,000,000 additional shares that would be available under the SIP if stockholders approve the SIP proposal.

(2)	These shares were made available for purchase under the Barcrest Savings Related Share Option Scheme (ShareSave) established in January 1999. ShareSave is a broad-based employee stock purchase program available to certain of our employees in the UK. ShareSave was designed to satisfy certain tax requirements under applicable UK tax law. ShareSave is generally intended to replicate for our UK employees the same incentives that are made available to our US employees through the ESPP. Stockholder approval for ShareSave was not required.

Recommendation of IGT Board of Directors

Our board of directors believes that the approval of the proposed amendments to the SIP will promote the interests of the Company and our stockholders and continue to enable us to attract, retain and reward persons important to our success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

All members of our board of directors are eligible for awards under the SIP and thus have a personal interest in the approval of the proposed amendments.

Approval of the proposed amendments requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal and that the total votes cast on the proposal represent over 50% of all shares entitled to vote on the proposal. Abstentions will not be considered votes cast on the proposal but are counted as shares entitled to vote on the proposal. Broker non-votes will not be considered votes cast, or as shares entitled to vote, on the proposal, and therefore will not be counted for purposes of determining the outcome of the proposal.

Our board of directors recommends a vote FOR the proposed amendments to the SIP as described above.

PROPOSAL 3 – APPROVAL OF AMENDMENT TO
THE INTERNATIONAL GAME TECHNOLOGY EMPLOYEE STOCK PURCHASE PLAN

At the annual meeting, stockholders will be asked to approve the following amendment to our Employee Stock Purchase Plan (the “ESPP”), which was adopted by our board of directors, subject to stockholder approval, on January 11, 2011:
  Increase in Aggregate Share Limit. The ESPP currently limits the number of shares of our common stock that may be delivered pursuant to options granted under the ESPP to 12,600,000 shares. The proposed amendment would increase this limit by an additional 1,000,000 shares, so that the new share limit for the ESPP would be 13,600,000 shares, including shares previously issued under the ESPP.
Stockholders are not being asked to approve any increase in the existing limit on the number of shares an individual may purchase in any one Offering Period of 12,000 shares.

As of January 3, 2011, of the aggregate 12,600,000 shares approved by stockholders for issuance under the ESPP, approximately 11,908,694 have actually been issued to date and approximately 691,306 remain available for future purchases.

Our board of directors believes that this amendment will help us retain and motivate eligible employees and will help further align the interests of eligible employees with those of our stockholders.

If stockholders do not approve this proposal, the current share limits under, and other terms and conditions of, the ESPP will continue in effect.

Operation of the ESPP

The principal terms of the ESPP are summarized below. The following summary is qualified in its entirety by the full text of the ESPP, which has been filed as an exhibit to the copy of this proxy statement filed electronically with the SEC and can be reviewed on the SEC’s website at http://www.sec.gov. You may also obtain, free of charge, a copy of the ESPP by writing to the Corporate Secretary, International Game Technology, 9295 Prototype Drive, Reno, Nevada 89521.

Purpose: The purpose of the ESPP is to provide our employees, and the employees of our subsidiaries which have been designated by our board of directors as eligible to participate in the ESPP, with an opportunity to purchase shares of our common stock. The ESPP is also intended to help eligible employees provide for their future security and to encourage them to remain with us and our subsidiaries.

Operation of the ESPP: The ESPP generally operates in successive twelve-month periods (“Offering Periods”) commencing on each March 1. On the first day of each Offering Period (“Grant Date”), each eligible employee who has timely filed a valid election to participate in the ESPP for that Offering Period will be granted an option to purchase shares of our common stock. A participant must designate in the election the percentage of compensation to be withheld from his or her pay during that Offering Period and credited to a bookkeeping account maintained under the ESPP in his or her name on our books.

Each option granted under the ESPP will generally be for a twelve-month term and will automatically be exercised on the last day of the Offering Period in which it was granted (“Exercise Date”). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant’s ESPP account balance as of the Exercise Date by the Option Price. The determination of the Option Price for future Offering Periods may be changed from time to time, except that in no event may the Option Price for an Offering Period be lower than the lesser of (i) 85% of the fair market value of a share of our common stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of our common stock on the applicable Exercise Date. For Offering Periods beginning on or after March 1, 2011, the board of directors has approved an Option Price equal to 95% of the fair market value of a share of our common stock on the Exercise Date. A participant’s ESPP account will be reduced upon exercise of his or her option by the amount used to pay the Option Price. No interest will be paid to any participant or credited to any account under the ESPP.

A participant may elect to terminate his or her contributions to the ESPP during an Offering Period as long as such withdrawal election is received more than ten business days prior to the Exercise Date. A participant’s participation in the ESPP will also terminate prior to the applicable Exercise Date upon termination of employment by us for any reason, and his or her account balance will be paid to him or her in cash without interest. If a participant’s participation terminates because he or she ceases to be an eligible employee, but the participant remains an employee through the Exercise Date or commences a qualified leave of absence, or otherwise ceases to be an eligible employee during the period ten business days prior to the last day of an Offering Period, then his or her contributions will cease and his or her account balance will be used to exercise the participant’s option on the Exercise Date. A participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met.

Eligibility: Only certain employees are eligible to participate in the ESPP. To be eligible, an employee must be employed by us or one of our designated subsidiaries and must be customarily employed for more than 20 hours per week and more than five months per calendar year. As of January 3, 2011, approximately 3,902 employees, including all of our named executive officers, were eligible to participate in the ESPP. No employee is eligible to participate in the ESPP, however, if, immediately after a grant of an option under the ESPP, the employee would own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of our stock or the stock of one of our subsidiaries.

Transfer Restrictions: A participant’s rights with respect to options or the purchase of shares under the ESPP, as well as contributions credited to his or her ESPP account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Limits on Authorized Shares and Contributions: A maximum of 12,600,000 shares of common stock may be delivered under the ESPP, including shares previously issued under the ESPP. If the stockholders approve this proposal, this share limit would be increased by an additional 1,000,000 shares so that the new share limit for the ESPP would be 13,600,000, including shares previously issued under the ESPP. As required by Section 423 of the Internal Revenue Code, a participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Offering Period) under the ESPP in any one calendar year. The ESPP also provides that, unless the Committee determines otherwise: (1) a participant’s elected contribution must result in a minimum contribution of at least $20 per pay period during an Offering Period, (2) the maximum amount that a participant may elect to set aside under the ESPP in each Offering Period is 10% of his or her eligible compensation, (3) no participant may purchase more than 12,000 shares in any one Offering Period and (4) a participant may not elect to contribute more than $21,250 during any one Offering Period and, with respect to each pay period, may not elect to contribute an amount in excess of the amount determined by dividing $21,250 by the number of pay periods to which the participant is scheduled to have during that entire Offering Period.

Antidilution Adjustments: As is customary in stock incentive plans of this nature, the number and kind of shares available under the ESPP, as well as ESPP purchase prices and share limits, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to the stockholders.

Possible Early Termination of an Offering Period: In the event of our dissolution or upon the occurrence of certain corporate events that we do not survive, the Plan and the current Offering Period will terminate, unless otherwise provided by the Committee. If the Offering Period terminates before the Exercise Date, participants’ account balances will be paid in cash without interest.

Administration: The ESPP is administered by our board of directors or a committee appointed by our board of directors (the appropriate acting body is referred to as the Committee). Our board of directors has appointed the Compensation Committee of the board as the current administrator of the ESPP. The Committee has the full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the ESPP. The Committee has full power and discretion to construe and interpret the ESPP, which construction or interpretation is final and conclusive on all persons.

No Limit on Other Plans: The ESPP does not limit the ability of our board of directors or the Committee to grant awards or authorize any other compensation under any other plan or authority.

Termination of or Changes to the ESPP: Our board of directors may amend or terminate the ESPP at any time and in any manner. No new Offering Periods will commence after February 28, 2015. Participant consent will be required for any amendment to the ESPP to the extent that the then-existing rights of participants are adversely affected in a material manner by the amendment. Stockholder approval for an amendment will only be required to the extent necessary to meet the requirements of Section 423 of the Internal Revenue Code, to the extent otherwise required by law or applicable stock exchange rules, or to the extent determined to be necessary or advisable by our board of directors. The Committee also has the discretion to, from time to time, without stockholder approval and without limiting our board of directors’ amendment authority, designate those of our subsidiaries whose employees may participate in the ESPP and, subject only to certain limitations under the Code, change the ESPP’s eligibility rules.

Securities Underlying Options: The market value of a share of our common stock as of the close of trading on January 3, 2011 was $17.99.

Federal Income Tax Consequences of the ESPP

The current federal income tax consequences of the ESPP are summarized in the following general discussion of the general tax principles applicable to the ESPP. This summary is not intended to be exhaustive and does not describe state, local, or international tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. Participant contributions to the ESPP are made on an after-tax basis (that is, the contributions are deducted from compensation that is taxable to the participant and for which we or one of our subsidiaries are generally entitled to a tax deduction).

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her ESPP option. We will have no tax deduction with respect to either of those events. A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the ESPP. The particular tax consequences of a sale of shares acquired under the ESPP depend on whether the participant has held the shares for a “Required Holding Period” before selling or disposing of the shares. The Required Holding Period starts on the date that the participant acquires the shares under the ESPP and ends on the later of (1) two years after the Grant Date of the Offering Period in which the participant acquired the shares, or (2) one year after the Exercise Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Grant Date of the Offering Period in which the participant acquired the shares exceeded the purchase price of the shares, assuming the purchase price was determined as of the Grant Date, or (2) the gain on the sale of the shares. Any portion of the participant’s gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain. If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. We will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

The participant has a “Disqualifying Disposition” if the participant disposes of the shares before the participant has held the shares for the Required Holding Period. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the shares on the Exercise Date on which the participant acquired the shares over the purchase price paid for the shares, and we generally will be entitled to a corresponding tax deduction. In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the fair market value of the shares on the Exercise Date, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Exercise Date. Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Exercise Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Exercise Date and the selling price of the shares. We will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

Specific Benefits

The benefits that will be received by or allocated to eligible employees under the ESPP in the future cannot be determined at this time because the amount of contributions set aside to purchase shares of common stock under the ESPP (subject to the limitations discussed above) is entirely within the discretion of each participant. If the additional shares that will be available under the ESPP if stockholders approve the proposed amendment had been in effect for fiscal 2010, the Company expects that the number of shares purchased by participants in the plan during that year would not have been materially different.

Equity Compensation Plan Information

For a discussion of our equity compensation plan information, please see page 49 of this proxy statement.

Recommendation of IGT Board of Directors

Our board of directors believes that the approval of the proposed amendment to the ESPP will promote the interests of the Company and our stockholders and continue to enable us to attract, retain and reward persons important to our success and to provide incentives based on the attainment of corporate objectives and increases in stockholder value.

Members of our board of directors are generally not eligible to participate in the ESPP. However, as employees of IGT, Ms. Hart and Mr. Matthews are eligible to participate in the ESPP and thus have a personal interest in the approval of the proposed amendment.

Approval of the proposed amendment requires that the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal and that the total votes cast on the proposal represent over 50% of all shares entitled to vote on the proposal. Abstentions will not be considered votes cast on the proposal but are counted as shares entitled to vote on the proposal. Broker non-votes will not be considered votes cast, or as shares entitled to vote, on the proposal, and therefore will not be counted for purposes of determining the outcome of the proposal.

Our board of directors recommends a vote FOR the proposed amendment to the ESPP as described above.

PROPOSAL 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company asks that you indicate your approval of the compensation of our named executive officers as disclosed in this proxy statement under the heading “Executive Compensation.” We are providing this vote as required by Section 14A of the Securities Exchange Act and Rule 14a-21 thereunder. Because your vote is advisory, it will not be binding on the board of directors. However, the board of directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

As described in the Compensation Discussion and Analysis, the Company designs its compensation programs to maintain a performance and achievement-oriented environment throughout the Company. The goals of the Company’s executive compensation program are to:
  Attract and retain top quality executives whose talent and leadership are critical to the accomplishment of our business objectives;
  Motivate executives to provide outstanding leadership and achieve our strategic goals by directly and substantially linking short-term compensation to a shared set of measureable corporate goals set forth in the strategic plan;

  Create and sustain a sense of priority surrounding strategic execution and accountability for achieving key business objectives;
  Align the interests of executives, employees and stockholders by emphasizing equity in our executives’ total compensation; and
  Provide executives with reasonable security and a long-term employment focus through a combination of 401(k) retirement benefits, executive deferred compensation opportunities and, in some cases, severance and other termination benefits that motivate them to continue employment and to achieve goals that will help IGT remain competitive and thrive in the long term.
In structuring our executive compensation program, the Compensation Committee considers how each component motivates performance and promotes retention and sound long-term business decisions. The Compensation Committee also considers the requirements of IGT’s strategic plan and the short-term and mid-term needs of IGT’s business situation.

Recommendation of IGT Board of Directors

If a quorum is present, in order to approve the advisory vote on executive compensation, a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on such proposal must vote in favor of it. Abstentions will not be considered votes cast on the proposal but are counted as shares entitled to vote on the proposal. Broker non-votes will not be considered votes cast, or as shares entitled to vote, on the proposal, and therefore will not be counted for purposes of determining the outcome of the proposal.

We are asking our stockholders to indicate their support for our named executive officer compensation as disclosed in this proxy statement. Accordingly, the board of directors recommends that stockholders vote to approve, on an advisory, non-binding basis, the following resolution:

RESOLVED, that the compensation of the named executive officers of the Company, as disclosed in this proxy statement under the heading “Executive Compensation,” is hereby approved.

Our board of directors recommends a vote FOR the resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement under the heading “Executive Compensation.”

PROPOSAL 5 – ADVISORY VOTE ON THE FREQUENCY WITH WHICH
AN ADVISORY VOTE ON EXECUTIVE COMPENSATION SHOULD BE HELD

Section 14A of the Securities and Exchange Act, and Rule 14a-21 thereunder, requires the Company to include in its proxy statement an advisory vote on executive compensation not less frequently than once every three years. Section 14A and Rule 14a-21 also requires the Company to provide stockholders, at least every six years, with the opportunity to vote on whether the advisory vote on executive compensation should be held every year, every two years or every three years. While IGT will continue to monitor developments in this area, our board of directors currently plans to seek an advisory vote on executive compensation annually. Our board of directors believes that holding such a vote every year is advisable in that it would enable our stockholders to provide the Company, on a regular basis, with input regarding our named executive officer compensation program. Additionally, an annual advisory vote on executive compensation is consistent with our policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. The Company asks that you indicate your support for the advisory vote on executive compensation to be held annually.

Because your vote is advisory, it will not be binding on the board of directors. However, the board of directors will review the voting results and take them into consideration when making future decisions regarding the frequency with which the advisory vote on executive compensation will be held.

Recommendation of IGT Board of Directors

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the board of directors in any way, the board of directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

Our board of directors recommends a vote FOR holding an advisory vote on executive compensation annually.

PROPOSAL 6 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

In December 2009, the Audit Committee conducted a competitive process to select a firm to serve as our independent registered public accounting firm for the fiscal year ending September 30, 2010. The Audit Committee invited several firms to participate in this process, including Deloitte & Touche LLP (“Deloitte”), our independent registered public accounting firm since fiscal 1988. As a result of this process and following careful deliberation, effective December 30, 2009, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending September 30, 2010, and dismissed Deloitte from that role.

Deloitte’s audit reports on our consolidated financial statements as of and for the fiscal years ended September 30, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended September 30, 2009 and 2008 and in the subsequent interim period through December 30, 2009, there were no disagreements between us and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on our consolidated financial statements, and no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we provided Deloitte with a copy of the disclosures made in our Current Report on Form 8-K (the “Form 8-K”), which was filed with the Securities and Exchange Commission on January 6, 2010, and requested that Deloitte furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Deloitte’s letter, dated January 4, 2010, is filed as Exhibit 16.1 to the Form 8-K and is incorporated by reference herein.

During the years ended September 30, 2009 and 2008, and in the subsequent interim period through December 30, 2009, neither we, nor anyone on our behalf, consulted with PwC on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

The Audit Committee has appointed PwC as our independent registered public accounting firm for the fiscal year ending September 30, 2011. The board of directors recommends that the stockholders ratify the appointment of PwC by the Audit Committee to audit our financial statements for the current fiscal year ending September 30, 2011. We expect a PwC representative will attend the annual meeting, have an opportunity to make a statement if desired, and be available to respond to appropriate questions. A Deloitte representative is not expected to be available at the annual meeting.

Although ratification by the stockholders is not required by our organizational documents or other applicable law, the Audit Committee has determined it a good corporate practice to request stockholder ratification of its selection of the independent registered public accounting firm. In the event the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider the appointment. The Audit Committee, in its discretion, may change the appointment at any time if it determines a change would be in the best interests of IGT and its stockholders.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

Audit Committee Report

The Audit Committee assists the board of directors in overseeing the quality of IGT’s accounting, auditing and financial reporting practices in accordance with its written charter.

The Audit Committee consists of four members, each satisfying the applicable SEC and NYSE requirements for independence, financial literacy and experience for audit committee members. Management is responsible for the financial reporting process, preparation of consolidated financial statements in accordance with generally accepted accounting principles, and the system of internal controls and procedures designed to insure compliance with accounting standards and applicable laws and regulations. IGT’s independent auditors are responsible for auditing IGT’s financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures.

The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent auditors that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal 2010, the Audit Committee held twelve meetings. The Audit Committee met and held discussions with management, the internal auditors and the independent auditors, Deloitte and PwC. The meetings were conducted so as to encourage communication among the members of the Audit Committee, management, the internal auditors and the independent auditors. The Audit Committee discussed matters with Deloitte or PwC, as appropriate, required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees, as amended.”

The Audit Committee reviewed and discussed the audited consolidated financial statements of IGT as of and for the year ended September 30, 2010 with management and the independent auditors. The board of directors, including the Audit Committee, received an opinion of PwC as to the conformity of such audited consolidated financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee discussed with the internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee met regularly with the internal and independent auditors and management to discuss examination results, evaluations of IGT’s internal controls, and the overall quality of IGT’s accounting principles.

In addition, the Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning its independence, and has discussed with PwC its independence. In particular, the Audit Committee discussed with PwC any relationships that may have an impact on their objectivity and independence and is satisfied with PwC’s independence. The Audit Committee also considered whether PwC’s provision of other non-audit services to IGT is compatible with maintaining independence. The Audit Committee also reviewed, among other things, the amount of fees paid to PwC for audit and non-audit services.

Based on the review and discussions mentioned above, subject to the limitations on our role and responsibility described above and in the Audit Committee Charter, the Audit Committee recommended to the board of directors that IGT’s audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2010 for filing with the SEC.

AUDIT COMMITTEE

David E. Roberson, Chair
Paget L. Alves
Janice Chaffin
Vincent L. Sadusky

Fees Paid to Independent Registered Public Accounting Firm

All services provided by our independent auditors, PwC, for the fiscal year ended September 30, 2010 and Deloitte, for the fiscal year ended September 30, 2009, were pre-approved by our Audit Committee. The Audit Committee concluded that the non-audit services provided by these entities are compatible with maintaining auditor independence. Aggregate fees for which we have been or expect to be billed for services rendered for the relevant periods are presented below.

As of September 30, 2010	2010	2009
(in millions)
Audit (1)	$2.4	$3.0
Audit-related (2)	0.1	0.2
Tax (3)	0.7	1.1
Other	—	—
Total	$3.2	$4.3

(1)	Audit fees consist of services normally provided in connection with statutory and regulatory filings or engagements, including services that generally only the independent accountant can reasonably provide.

(2)	Audit-related fees are comprised of assurance and associated services traditionally performed by the independent accountant, specifically: attest services not required by statute or regulation; accounting consultation and audits in connection with mergers, acquisitions and divestitures; employee benefit plan audits; and consultation concerning financial accounting and reporting standards.

(3)	Tax fees include tax preparation and compliance services, as well as tax planning and advisory services of $0.3 million in fiscal 2010 and $0.5 million in fiscal 2009.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves certain specific services in the defined categories of audit services, audit related services, and tax services up to specified amounts, and sets requirements for specific case by case pre-approval of discrete projects which may have a material effect on our operations or services over certain amounts. Pre-approval may be given as part of the Audit Committee’s approval of the scope of the engagement of our independent auditor or on an individual basis. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be presented to the full Audit Committee at its next scheduled meeting. The policy prohibits retention of the independent registered public accounting firm to perform the prohibited non-audit functions defined in Section 201 of the Sarbanes Oxley Act or the rules of the SEC and also considers whether proposed services are compatible with the independence of the public accountants. All services included in the table of aggregate fees paid to our independent registered public accounting firm were pre-approved by the Audit Committee in accordance with its policy.

Recommendation of IGT Board of Directors

The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal.

Our board of directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending September 30, 2011.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

Proposals for Inclusion in Proxy Statement. Proposals of stockholders intended to be presented at our next annual meeting must be received by us by September 20, 2011 to be considered for inclusion in our proxy statement relating to that meeting. If we change the date of our next annual meeting by more than 30 days from the date of this year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials for that next annual meeting, provided that you also meet the additional deadline for stockholder proposals required by our Bylaws and summarized below. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of stockholder proposals in company-sponsored proxy materials.

Proposals to be Addressed at Meeting. Stockholders desiring to present a proposal at the next annual meeting but who do not desire to have the proposal included in the proxy materials distributed by us must deliver written notice of such proposal to us no earlier than 90 and no later than 60 days prior to the meeting. However, in the event that we give less than 70 days’ notice or prior public disclosure of the date of our next annual meeting, notice by a stockholder must be received by us no later than the close of business on the 10th day following the day on which the notice was mailed or the public disclosure was made, whichever occurs first. Stockholder proposals that do not meet the notice requirements set forth above and further described in Section 3.2 of our Bylaws will not be acted upon at the 2012 annual meeting.

ANNUAL REPORT

Our annual report to stockholders, containing audited financial statements, accompanies this proxy statement. Stockholders may also obtain a copy of the Form 10-K (including the financial statements and any financial statement schedules), without charge, upon written request to:

International Game Technology
Attn: Investor Relations
9295 Prototype Drive
Reno, Nevada 89521-8986

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In accordance with the rules of the SEC, for stockholders who have requested a printed copy of our proxy materials, we are delivering only one Proxy Statement and Annual Report to multiple stockholders that share the same address unless we have received contrary instructions from one or more of such stockholders. Upon oral or written request, we will deliver promptly a separate copy of this Proxy Statement or the Annual Report to a stockholder at a shared address to which a single copy of these documents was delivered. If you are a stockholder at a shared address to which we delivered a single copy of this Proxy Statement or the Annual Report and you desire to receive a separate copy of any of these documents, or if you desire to notify us that you wish to receive a separate proxy statement or annual report in the future, or if you are a stockholder at a shared address to which we delivered multiple copies of each of these documents and you desire to receive one copy in the future, you may call Broadridge Financial Solutions at (800) 542-1061, or submit your request by mail to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

OTHER MATTERS

As of the date of this proxy statement, our board of directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement. If, however, any matter incident to the conduct of the meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

BY ORDER OF THE BOARD OF DIRECTORS

Robert C. Melendres
Secretary

Reno, Nevada
January 18, 2011

INTERNATIONAL GAME TECHNOLOGY
2002 STOCK INCENTIVE PLAN

As Amended January 11, 2011

I. THE PLAN

1.1 Purpose

     The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with Awards and incentives for high levels of individual performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors. “Corporation” means International Game Technology, a Nevada corporation, and “Company” means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VIII.

1.2 Administration and Authorization; Power and Procedure

     (a) Committee. This Plan shall be administered by and all Awards to Eligible Persons shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

     (b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

          (i) to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive any Awards;

          (ii) to grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such individuals, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

          (iii) to approve the forms of Award Agreements (which need not be identical either as to type of Award or as among Participants);

          (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

          (v) to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

          (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6;

          (vii) to adjust the number of shares of Common Stock subject to any Award, adjust the price of any or all outstanding Awards or otherwise change previously imposed terms and conditions, in such circumstances as the Committee may deem appropriate, in each case subject to Sections 1.4 and 6.6; and

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          (viii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article VII with respect to Awards granted to Non-Employee Directors shall be automatic and, to the maximum extent possible, self-effectuating.

     (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor the Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

     (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

     (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to a third-party administrator or to individuals who are officers or employees of the Company.

1.3 Participation

     Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall be eligible to receive the Awards granted automatically without action of the Committee under the provisions of Article VII and, if otherwise eligible, may be granted additional Awards if the Committee shall so determine.

1.4 Shares Available for Awards; Share Limits

     Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration. Subject to adjustment as provided in or pursuant to this Section 1.4 or Section 6.2:

     (a) Aggregate Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to all Awards granted under this Plan shall not exceed 78,000,000 shares of Common Stock.

     (b) Individual Limits. The maximum number of shares of Common Stock subject to Options and Stock Appreciation Rights that are granted under this Plan during any fiscal year to any individual shall not exceed 4,000,000 shares. Additional limits are in Section 5.2(c).

     (c) Incentive Stock Option Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Options intended as Incentive Stock Options granted under this Plan shall not exceed 78,000,000.

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     (d) Full-Value Awards. Shares issued in respect of any “Full-Value Award” granted under this Plan shall be counted against the aggregate share limits set forth in Section 1.4(a) above as two (2) shares for every one (1) share actually issued in connection with such Award. (For example, if a Stock Bonus of 100 shares of Common Stock is granted under this Plan, 200 shares shall be charged against the applicable share limit in Section 1.4(a) in connection with that Award.) For this purpose, a “Full-Value Award” means any Award under this Plan that is not either: (1) a delivery of shares in respect of Option grants, or (2) a delivery of shares in respect of Stock Appreciation Right grants.

     (e) Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the applicable limit under Section 1.4(a) or other any other limit set forth above in this Section 1.4. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Awards under this Plan and shall not count against the applicable limit under Section 1.4(a) or any other limit set forth above in this Section 1.4. Shares that are exchanged by a Participant or withheld by the Corporation as full or partial payment in connection with any Award under this Plan, as well as any shares exchanged by a Participant or withheld by the Company to satisfy the tax withholding obligations related to any Award, shall not be available for subsequent Awards under this Plan. In instances where a Stock Appreciation Right or other Award is settled in cash or any form other than shares of Common Stock, no shares shall be counted against the applicable limit under Section 1.4(a) or any other limit set forth above in this Section 1.4. The payment of cash dividends and dividend equivalents in conjunction with outstanding Awards shall not be counted against the shares available for issuance under this Plan. Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company (or a subsidiary or affiliate) in connection with a business or asset acquisition or similar transaction) shall not be counted against the shares available for issuance under this Plan.

     (f) Section 162(m). Adjustments to the share limit set forth in Section 1.4(a) as well as the other limits set forth above are subject to any applicable limitations under Section 162(m) of the Code with respect to Awards intended as performance-based compensation thereunder.

1.5 Grant of Awards

     Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement that shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan.

1.6 Award Period

     Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options, Stock Appreciation Rights or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

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1.7 Limitations on Exercise and Vesting of Awards

     (a) Exercise. Unless the Committee expressly provides otherwise, no Award shall be exercisable or shall vest until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award.

     (b) Procedure. Any exercisable Award may be exercised in accordance with the procedures set forth in the applicable Award Agreement.

     (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8 Acceptance of Notes to Finance Exercise

     The Corporation may, with the Committee’s approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

(a)
The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under this Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

(b)	The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of 10 years.

(c)	The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

(d)
If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.

(e)	If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

(f)
The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

1.9 No Transferability

     (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) Awards shall be exercised only by the Participant; and (iii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

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     (b) Exceptions. The Committee may permit Awards to be exercised by certain persons or entities related to the Participant, including but not limited to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration).

     (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.9(a) shall not apply to:

          (i) transfers to the Corporation (for example, in connection with the cancellation or termination of the Award),

          (ii) the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

          (iii) transfers pursuant to a QDRO if approved or ratified by the Committee,

          (iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

          (v) the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

     (d) Limitations on Incentive Stock Options and Restricted Stock Awards. Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards may not be transferred other than by will or the laws of descent and distribution and in all events shall be subject to any and all applicable transfer restrictions under the Code.

II. OPTIONS

2.1 Grants

     One or more Options may be granted under this Article to any Eligible Person. Each Option granted may be either an Option intended to be an Incentive Stock Option, or an Option not so intended, and such intent shall be indicated in the applicable Option Agreement.

2.2 Option Price

     (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but in no case shall such purchase price be less than 100% (110% in the case of an Option intended as an Incentive Stock Option granted to a Participant described in Section 2.4) of the Fair Market Value of a share of Common Stock on the Award Date.

     (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Option Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third

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party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. Any shares of Common Stock used to satisfy the exercise price of an Option that were initially acquired upon exercise of a stock option must have been owned by the Participant for at least six months prior to such use.

     In addition to the payment methods described above, the Committee may, in its discretion, provide that an Option can be exercised in accordance with such cashless exercise procedures as the Committee may adopt in the circumstances.

2.3 Limitations on Grant and Terms of Incentive Stock Options

     (a) $100,000 Limit. To the extent that the aggregate “Fair Market Value” of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to Incentive Stock Options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the “Fair Market Value” of the stock subject to options shall be determined as of the date the options were granted. In reducing the number of options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

     (b) Option Period. Each Incentive Stock Option and all rights thereunder shall expire no later than ten years after the Award Date.

     (c) Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

2.4 Limits on 10% Holders

     No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

III. STOCK APPRECIATION RIGHTS

3.1 Grants

     In its discretion, the Committee may grant a Stock Appreciation Right to any Eligible Person either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

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3.2 Exercise of Stock Appreciation Rights

     (a) Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

     (b) Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised and settled in the form of Common Stock (as opposed to cash or other property), the number of underlying shares as to which the exercise related shall be counted against the applicable share limit(s) under Section 1.4 as opposed to only counting the number of shares actually issued. (For purposes of clarity, if a Stock Appreciation Right relates to 100,000 shares and is exercised at a time when the payment due to the Participant with respect to such exercise is 15,000 shares, 100,000 shares shall be charged against the applicable share limit(s) under Section 1.4 with respect to such exercise.) See Section 1.4(e) as to Stock Appreciation Rights paid in a form other than a Common Stock payment. The number of shares subject to a Stock Appreciation Right, and the related Option (if any), of a Participant shall be reduced by the number of underlying shares as to which the Stock Appreciation Right is exercised.

     (c) Stand-Alone Stock Appreciation Rights. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement.

3.3 Payment

     (a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

          (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award, which in either case shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Award Date, from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

          (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

     (b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.

3.4 Limited Stock Appreciation Rights

     The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event (“Limited SARs”) and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other Stock Appreciation Rights or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the Stock Appreciation Right and a price based upon the Fair Market Value of the shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

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IV. RESTRICTED STOCK AWARDS

4.1 Grants

     (a) Restricted Stock. The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law), the extent (if any) to which and the time (if ever) at which the Participant shall be entitled to dividends, voting and other rights in respect of the shares prior to vesting and the restrictions (which may be based on performance criteria, the passage of time or such other facts as the Committee may provide or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than 12 months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions (“restricted shares”) shall bear a legend making appropriate reference to the restrictions imposed hereunder and (if in certificate form) shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

     (b) Stock Units. The Committee may, in its discretion, authorize and grant to any Eligible Person a Stock Unit Award or the crediting of Stock Units for services rendered or to be rendered or in lieu of other compensation, consistent with other applicable terms of this Plan, may permit an Eligible Person to irrevocably elect to defer by means of Stock Units or receive in Stock Units all or a portion of any Award hereunder, or may grant Stock Units in lieu of, in exchange for, in respect of, or in addition to any other Compensation or Award under this Plan. The specific terms, conditions, and provisions relating to each Stock Unit grant or election, including the applicable vesting and payout provisions of the Stock Units and the form of payment to be made at or following the vesting thereof, shall be set forth in or pursuant to the applicable agreement or Award and any relevant Company deferred compensation plan, in form substantially as approved by the Committee.

     (c) Payouts. The Committee in the applicable Award Agreement or the relevant Company deferred compensation plan may permit the Participant to elect the form and time of payout of vested Stock Units on such conditions or subject to such procedures as the Committee may impose, and may permit Restricted Stock or Stock Unit offsets or other provision for payment of any applicable taxes that may be due on the crediting, vesting or payment in respect of the Stock Units.

4.2 Restrictions

     (a) Pre-Vesting Restraints. Except as provided in Section 4.1 and 1.9, restricted shares comprising any Restricted Stock Award and rights in respect to Stock Unit Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares (or units in the case of a Stock Unit Award) have lapsed and the shares have become vested (or amounts paid in respect of the Stock Units).

     (b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting. Restricted Stock Awards and Stock Unit Awards may include dividend equivalent rights to the extent authorized by the Committee.

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     (c) Cash Payments. If the Participant shall have paid or received cash (including any payments in respect of dividends) in connection with the Restricted Stock Award or Stock Unit Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares or Stock Units which cease to be eligible for vesting.

4.3 Return to the Corporation

     Unless the Committee otherwise expressly provides, restricted shares or Stock Units that remain subject to restrictions at the time of termination of employment or service or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation or cancelled, as the case may be, in such manner and on such terms as the Committee shall therein provide.

V. PERFORMANCE SHARE AWARDS AND STOCK BONUSES

5.1 Grants of Performance Share Awards

     The Committee may, in its discretion, grant Performance Share Awards to Eligible Persons based upon such factors as the Committee shall deem relevant in light of the specific type and terms of the award. An Award Agreement shall specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period (a “performance cycle”) as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant’s death, or Total Disability, a Change in Control Event or in such other circumstances as the Committee consistent with Section 6.10(c)(2), if applicable, may determine.

5.2 Special Performance-Based Share Awards

     Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for “performance-based compensation” under Section 162(m) of the Code (with such Awards hereinafter referred to as a “Qualifying Option” or a “Qualifying Stock Appreciation Right,” respectively), other performance-based awards within the meaning of Section 162(m) of the Code (“Performance-Based Awards”), whether in the form of restricted stock, performance stock, phantom stock, Cash-Based Awards, or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation on a consolidated, segment, subsidiary, business division, channel or other operating group basis, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of Section 5.3(a) in order for such Award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code.

     (a) Eligible Class. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be key employees (including officers) of the Company.

     (b) Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall

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be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than three months nor more than 10 years.

     (c) Maximum Performance-Based Award. Notwithstanding any other provision of this Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to Performance-Based Awards (other than Qualifying Options and Qualifying Stock Appreciation Rights which shall be subject to the limit set forth in Section 1.4(b)) that are granted to any one Participant in any one fiscal year shall not exceed 4,000,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in respect of any Cash-Based Awards that are granted during any fiscal year as Performance-Based Awards shall not exceed $3,000,000.

     (d) Committee Certification. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control Event in accordance with Section 6.2(d).

     (e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Section 5.2 including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

     (f) Adjustments for Changes in Capitalization and other Material Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Corporation, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

5.3 Grants of Stock Bonuses

     The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements, or issue Common Stock for past services in the ordinary course, the value of which shall be determined by the Committee, in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded shall be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

5.4 Deferred Payments

     The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such

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Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

VI. OTHER PROVISIONS

6.1 Rights of Eligible Persons, Participants and Beneficiaries

     (a) Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

     (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

     (c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

6.2 Adjustments; Acceleration

     (a) Adjustments. Subject to Section 6.2(b), upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Committee shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific share limits, maximums and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding Awards, (3) the grant, purchase, or exercise price (which term includes the base price of any Stock Appreciation Right or similar right) of any outstanding Awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding Awards.

Unless otherwise expressly provided in the applicable Award Agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Corporation as an entirety, the Committee shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding performance-based awards.

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It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

Without limiting the generality of Section 1.2(c), any good faith determination by the Committee as to whether an adjustment is required in the circumstances pursuant to this Section 6.2(a), and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

     (b) Corporate Transactions - Assumption and Termination of Awards. Upon the occurrence of any of the following: any merger, combination, consolidation, or other reorganization; any exchange of Common Stock or other securities of the Corporation; a sale of all or substantially all the business, stock or assets of the Corporation; a dissolution of the Corporation; or any other event in which the Corporation does not survive (or does not survive as a public company in respect of its Common Stock); then the Committee may make provision for a cash payment in settlement of, or for the assumption, substitution or exchange of any or all outstanding share-based Awards or the cash, securities or property deliverable to the holder of any or all outstanding share-based Awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of the Common Stock upon or in respect of such event. Upon the occurrence of any event described in the preceding sentence, then, unless the Committee has made a provision for the substitution, assumption, exchange or other continuation or settlement of the Award or the Award would otherwise continue in accordance with its terms in the circumstances, each Award shall terminate upon the related event; provided that the holder of an Option or Stock Appreciation Right shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding vested Options and Stock Appreciation Rights (after giving effect to any accelerated vesting required in the circumstances) in accordance with their terms before the termination of such Awards (except that in no case shall more than ten days’ notice of the impending termination be required and any acceleration of vesting and any exercise of any portion of an Award that is so accelerated may be made contingent upon the actual occurrence of the event).

The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, Stock Appreciation Rights or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the Award. In any of the events referred to in this Section 6.2(b), the Committee may take such action contemplated by this Section 6.2(b) prior to such event (as opposed to on the occurrence of such event) to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares.

Without limiting the generality of Section 1.2(c), any good faith determination by the Committee pursuant to its authority under this Section 6.2(b) shall be conclusive and binding on all persons.

     (c) Acceleration of Awards Upon Change in Control. As to any Eligible Person, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Change in Control Event for such acceleration, then upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock and Stock Units shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant. The Committee may override the limitations on acceleration in this Section 6.2(c) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Without limiting the generality of the foregoing, the Committee may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an Award if an event giving rise to acceleration does not occur.

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6.3 Effect of Termination of Employment or Services

     (a) General. The Committee shall establish in respect of each Award granted to an Eligible Person the effect of a termination of employment or services on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination. In addition, in the event of, or in anticipation of, a termination of employment or services with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant’s Award available to the Participant, or the Participant’s Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee shall determine and expressly set forth in or by amendment to the Award Agreement.

     (b) Effect on Unvested Awards. Unless otherwise provided in the applicable Award Agreement and subject to Section 6.12 and the other provisions of this Plan, a Restricted Stock Award, Stock Appreciation Right, Performance Share Award, Stock Unit Award or other Award, to the extent such Award has not vested as of the termination of the Participant’s employment or services shall terminate on the date the Participant ceases to be employed by or to provide services to the Company without further payment or benefit of any kind; and any Option theretofore outstanding shall terminate.

     (c) Events Not Deemed Terminations of Service. Unless Company policy or the Committee otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Eligible Person on an approved leave of absence, continued vesting of the Award while on leave from the employ of the Company may be suspended until the employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

6.4 Compliance with Laws

     This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock, the acceptance or promissory notes and/or payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

6.5 Tax Withholding

     (a) Cash or Shares. Upon any exercise, vesting or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion grant (either at the time of the Award is granted or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued

13

in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In the event shares are withholding to satisfy tax withholding obligations, in no event shall the number of shares withheld exceed the number required to satisfy the minimum required withholding.

     (b) Tax Loans. The Committee may, in its discretion, authorize a loan to an Eligible Person in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the provisions of Section 1.8.

6.6 Plan Amendment, Termination and Suspension

     (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. Without limiting the generality of the foregoing, the Board may, at any time, amend any or all of the provisions of Article VII relating to Non-Employee Director Awards. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

     (b) Stockholder Approval. To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval.

     (c) Amendment to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Employee Participant, his or her rights and benefits under an Award.

     (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.6.

     (e) No Repricings. Notwithstanding anything to the contrary in this Plan and except for an adjustment pursuant to Section 6.2 or a repricing approved by stockholders, in no case may the Board or Committee (1) amend an outstanding Option or Stock Appreciation Right to reduce the exercise price or base price of the award, (2) cancel, exchange, or surrender an outstanding Option or Stock Appreciation Right in exchange for cash or other awards for the purpose of repricing the award, or (3) cancel, exchange, or surrender an outstanding Option or Stock Appreciation Right in exchange for an Option or Stock Appreciation Right with an exercise or base price that is less than the exercise or base price of the original award.

6.7 Privileges of Stock Ownership

     Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

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6.8 Effective Date of the Plan

     The effective date of this Plan shall be the date that it is first approved by the Board (the “Effective Date”).

6.9 Term of the Plan

     No Award shall be granted after the close of business on December 17, 2013 (the “Termination Date”). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the Termination Date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of outstanding Awards on such Termination Date.

6.10 Governing Law; Construction; Severability

     (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Nevada.

     (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

     (c) Plan Construction.

     (1) Rule 16b-3. It is the intent of the Corporation that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements for exemptions under Rule 16b-3. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Awards or events under Awards.

     (2) Section 162(m). It is the further intent of the Corporation that (to the extent the Corporation or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or Stock Appreciation Rights granted with an exercise or base price not less than Fair Market Value on the date of grant and Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the authorization of the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

6.11 Captions

     Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

6.12 Effect of Change of Subsidiary, Division, or Unit Status

     For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company. A termination of employment shall also be deemed to occur if an employee is employed in a Company division or business unit and, in connection with the sale, spin-off or other divestiture of that division or unit, the employee’s employment is terminated and the employee does not otherwise continue as an employee of the Company. In the event of a sale, spin-off, or other divestiture of a Subsidiary, Company division or business unit, each employee who incurs a termination of employment in connection therewith (as

15

determined by the Committee in its sole discretion) in accordance with either of the two preceding sentences shall be deemed to have been fully vested in his or her Awards immediately prior to such termination.

6.13 Non-Exclusivity of Plan

     Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

VII. NON-EMPLOYEE DIRECTOR AWARDS

7.1 Participation

     Awards under this Article VII shall be made only to Non-Employee Directors.

7.2 Option Awards

     (a) Time of Initial Grant. If, at any time after the 2008 Annual Meeting Date, any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board or Committee) a Nonqualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 20,000 shares.

     (b) Subsequent Annual Awards. In each calendar year during the term of this Plan, commencing in 2008, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 11,000 shares of Common Stock to each Non-Employee Director who is re-elected as a director of the Corporation (the Award Date of which shall be the date of such re-election); provided, however, that, commencing in 2010, as to a Non-Employee Director who is serving as the Chairman of the Board immediately following his or her re-election as a director of the Corporation, the Nonqualified Stock Option granted to such Chairman pursuant to this Section 7.2(b) in connection with such re-election shall be an option to purchase 16,000 shares of Common Stock.

     (c) Option Price. The purchase price per share of the Common Stock covered by each Option granted pursuant to this Section 7.2 shall be 100% of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the date of exercise.

     (d) Option Period and Exercisability. Each Option granted under this Section 7.2 and all rights or obligations thereunder shall commence on the Award Date and expire ten years thereafter and shall be subject to earlier termination as provided below.

     Each initial Option granted under Section 7.2(a) shall become exercisable at the rate of 33-1/3% per year as follows:

     (1) the first installment shall vest on the earlier of (i) the first anniversary of the applicable Award Date or (ii) the Corporation’s annual meeting of stockholders that occurs in the year following the year in which the Award Date occurs;

     (2) the second installment shall vest on the earlier of (i) the second anniversary of the applicable Award Date or (ii) the Corporation’s annual meeting of stockholders that occurs in the second year following the year in which the Award Date occurs;

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     (3) the third installment shall vest on the earlier of (i) the third anniversary of the applicable Award Date or (ii) the Corporation’s annual meeting of stockholders that occurs in the third year following the year in which the Award Date occurs.

     Each subsequent annual Option granted under Section 7.2(b) shall become exercisable on the first anniversary of the Award Date.

7.3 Restricted Stock Unit Awards

     (a) Time of Initial Award. If any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically to such person (without any action by the Board or Committee) an Award of 5,000 Stock Units (the Award Date of which shall be the date such person takes office).

     (b) Subsequent Annual Awards. In each calendar year during the term of this Plan, commencing in 2010, there shall be granted automatically (without any action by the Committee or the Board) an Award of 2,750 Stock Units to each Non-Employee Director who is re-elected as a director of the Corporation (the Award Date of which shall be the date of such re-election); provided, however, that as to a Non-Employee Director who is serving as the Chairman of the Board immediately following his or her re-election as a director of the Corporation, the Award granted to such Chairman pursuant to this Section 7.3(b) in connection with such re-election shall be an Award of 4,250 Stock Units.

     (c) Vesting.

     Each initial Award of Stock Units granted under Section 7.3(a) shall vest at the rate of 33-1/3% per year as follows:

     (1) the first installment shall vest on the earlier of (i) the first anniversary of the applicable Award Date or (ii) the Corporation’s annual meeting of stockholders that occurs in the year following the year in which the Award Date occurs;

     (2) the second installment shall vest on the earlier of (i) the second anniversary of the applicable Award Date or (ii) the Corporation’s annual meeting of stockholders that occurs in the second year following the year in which the Award Date occurs;

     (3) the third installment shall vest on the earlier of (i) the third anniversary of the applicable Award Date or (ii) the Corporation’s annual meeting of stockholders that occurs in the third year following the year in which the Award Date occurs.

     Each subsequent annual Award of Stock Units granted under Section 7.3(b) shall vest on the first anniversary of the Award Date.

7.4 Maximum Number of Shares

     Annual Awards granted under this Article VII that would otherwise exceed the maximum number of shares under Section 1.4 shall be prorated within such limitation.

7.5 Termination of Directorship

     If a Non-Employee Director’s services as a member of the Board of Directors terminate by reason of death, Disability or Retirement, (i) an Option granted pursuant to this Article held by such Non-Employee Director, to the extent outstanding and unvested as of the date of such termination, shall immediately vest and become and remain exercisable for two years after the date of such termination or until the expiration of the stated term of such Option, whichever first occurs, and (ii) a Stock Unit Award held by such Non-Employee Director, to the extent outstanding and unvested as of the date of such termination, shall become fully vested as of such date. If a Non-Employee Director’s services as a member of the Board of Directors terminate for any other reason, any portion of an Award granted to

17

such director pursuant to this Article which is not then vested shall terminate and any portion of an Option granted to such director pursuant to this Article VII which is then exercisable may be exercised within a period of thirty (30) days after the date of such termination or until the expiration of the stated term, whichever first occurs.

7.6 Adjustments

     Awards granted under this Article VII shall be subject to adjustment as provided in Section 6.2, but only to the extent that (a) such adjustment and the Committee’s action in respect thereof satisfy applicable law, (b) such adjustment in the case of a Change in Control Event is effected pursuant to the terms of a reorganization agreement approved by stockholders of the Corporation (or, if stockholder approval of such agreement is not required, by the Board), and (c) such adjustment is consistent with adjustments to Awards held by persons other than executive officers or directors of the Corporation.

7.7 Acceleration Upon a Change in Control Event

     Upon the occurrence of a Change in Control Event, each Award granted under this Article VII, to the extent outstanding and unvested, shall become immediately vested and, in the case of Options, exercisable in full. To the extent that any Option granted under this Article VII is not exercised prior to (i) a dissolution of the Corporation or (ii) a merger or other corporate event that the Corporation does not survive, and no provision is (or consistent with the provisions of Section 7.6 can be) made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

VIII. DEFINITIONS

8.1 Definitions

     (a) “2008 Annual Meeting Date” shall mean the date of the Corporation’s 2008 annual meeting of shareholders.

     (b) “Award” shall mean an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, Performance Share Award, Performance-Based Award, Cash-Based Award, dividend equivalent or deferred payment right or other right or security that would constitute a “derivative security” under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     (c) “Award Agreement” shall mean either (1) a written award agreement in a form approved by the Committee and executed by the Corporation by an officer duly authorized to act on its behalf, or (2) an electronic notice of award grant in a form approved by the Corporation and recorded by the Corporation (or its designee) in an electronic recordkeeping system used for the purpose of tracking Award grants under this Plan generally, as the Committee may provide and, in each case and if required by the Committee, executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require.

     (d) “Award Date” shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article VII, the applicable dates set forth therein.

     (e) “Award Period” shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

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     (f) “Beneficiary” shall mean the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of the descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

     (g) “Board” shall mean the Board of Directors of the Corporation.

     (h) “Cash-Based Awards” shall mean Awards that, if paid, must be paid in cash and that are neither denominated in nor have a value derived from the value of, nor an exercise or conversion privilege at a price related to, shares of Common Stock.

     (i) “Cash Flow” shall mean cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

     (j) “Change in Control Event” shall mean any of the following:

     (1) The dissolution or liquidation of the Corporation (other than in the context of a transaction that does not constitute a Change in Control event under clause (2) below);

     (2) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Corporation’s business and/or assets to, one or more entities that are not Subsidiaries (a “Business Combination”), as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity or a parent (“Successor Entity”) thereof immediately after the reorganization are, or will be, owned by stockholders of the Corporation immediately before the Business Combination (assuming for purposes of such determination that there is no change in the record ownership of the Corporation’s securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

     (3) Any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) (other than a person having such ownership at the time of adoption of this Plan) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities entitled to then vote generally in the election of directors of the Corporation, other than (i) an acquisition directly from the Company, (ii) an acquisition by the Company, or (iii) an acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity; or

     (4) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s stockholders, of each new Board member was approved by a vote of at least a majority of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

     (k) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

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     (l) “Commission” shall mean the Securities and Exchange Commission.

     (m) “Committee” shall mean the Board or one or more committees appointed by the Board to administer all or certain aspects of this Plan, each committee to be comprised solely of one or more directors or such number as may be required under applicable law. Each member of a Committee in respect of any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code must satisfy the requirements of “outside director” status within the meaning of Section 162(m) of the Code; provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. As to Awards, grants or other transactions that are authorized only by a committee and that are intended to be exempt under Rule 16b-3, the requirements of Rule 16b-3(d)(1) with respect to committee action must also be satisfied.

     (n) “Common Stock” shall mean the Common Stock of the Corporation and such other securities or property as may become subject to Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

     (o) “Company” shall mean, collectively, the Corporation and its domestic or foreign Subsidiaries or divisions.

     (p) “Corporation” shall mean International Game Technology, a Nevada corporation, and its successors.

     (q) “Eligible Persons” shall mean:

     (1) An officer (whether or not a director) or key executive, administrative, managerial, production, marketing or sales employee of the Company; or

     (2) A member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

     (r) “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

     (s) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

     (t) “Fair Market Value” shall mean, unless otherwise determined or provided by the Committee in the circumstances, the closing price (in regular trading) for a share of Common Stock on the New York Stock Exchange (the “Exchange”) for the date in question or, if no sales of Common Stock were reported on the Exchange on that date, the closing price (in regular trading) for a share of Common Stock on the Exchange for the next preceding day on which sales of Common Stock were reported on the Exchange. The Committee may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the closing price (in regular trading) for a share of Common Stock on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of a share of Common Stock on the Exchange for the date in question or the most recent trading day. If the Common Stock is no longer listed or is no longer actively traded on the Exchange as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Committee for purposes of the Award in the circumstances. The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Committee may provide that the Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

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     (u) “Incentive Stock Option” shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

     (v) “Nonqualified Stock Option” shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

     (w) “Non-Employee Director” shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

     (x) “Option” shall mean an option to purchase Common Stock granted under this Plan. The Committee shall designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Article VII shall be Nonqualified Stock Options.

     (y) “Participant” shall mean an Eligible Person who has been granted an Award under this Plan.

     (z) “Performance-Based Award” shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

     (aa) “Performance Goals” shall mean earnings per share, or Cash Flow, or total stockholder return, or revenue growth, or operating income (before or after giving effect to payments of bonuses and other long-term incentives, impairment charges related to goodwill and other intangible assets, and/or charges related to natural disasters and related insurance recoveries), or net earnings (before or after interest, taxes, depreciation and/or amortization), or return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof.

     (bb) “Performance Share Award” shall mean an Award of a right to receive shares of Common Stock made in accordance with Section 5.1, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

     (cc) “Personal Representative” shall mean the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

     (dd) “Plan” shall mean this 2002 Stock Incentive Plan.

     (ee) “QDRO” shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

     (ff) “Restricted Stock Award” shall mean an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

     (gg) “Restricted Stock” shall mean shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting and such transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

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     (hh) “Retirement” shall mean retirement with the consent of the Company, or in the case of a Non-Employee Director, a retirement or resignation as a director after at least eight years service as a director.

     (ii) “Rule 16b-3” shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act.

     (jj) “Section 16 Person” shall mean a person subject to Section 16(a) of the Exchange Act.

     (kk) “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

     (ll) “Stock Appreciation Right” shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock that is authorized under this Plan.

     (mm) “Stock Bonus” shall mean an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.

     (nn) “Stock Unit” shall mean a bookkeeping entry which serves as a unit of measurement relative to a share of Common Stock for purposes of determining the payment, in Common Stock or cash, of an Award, including a deferred benefit or right under this Plan. Stock Units are not outstanding shares and do not entitle a Participant to any dividend, voting or other rights in respect of any Common Stock represented thereby or acquirable thereunder. Stock Units, may, however, by express provision in the applicable Award Agreement, entitle a Participant to dividend equivalent rights, as defined by the Committee.

     (oo) “Subsidiary” shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

     (pp) “Total Disability” shall mean a “permanent and total disability within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

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INTERNATIONAL GAME TECHNOLOGY
2002 STOCK INCENTIVE PLAN

As Amended January 11, 2011

-i-

TABLE OF CONTENTS
(continued)

-ii-

INTERNATIONAL GAME TECHNOLOGY
EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated Effective as of January 11, 2011)

The following constitute the provisions of the International Game Technology Employee Stock Purchase Plan (the “Plan”). The Plan was first adopted by the Board of Directors (the “Board”) of International Game Technology, a Nevada corporation (the “Corporation”) on February 26, 1987. The Plan was approved by the Corporation’s stockholders on February 16, 1988. This amendment to and restatement of the Plan is effective as of January 11, 2011, subject to approval by the Corporation’s stockholders within 12 months after such effective date.

1.	PURPOSE

The purpose of this Plan is to assist Qualified Employees in acquiring a stock ownership interest in the Corporation pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. This Plan is also intended to encourage Qualified Employees to remain in the employ of the Corporation (and those Subsidiaries which may be designated by the Committee as “Participating Subsidiaries”).

2.	DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

“Account” means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

“Board” means the Board of Directors of the Corporation.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 12.

“Common Stock” means the Common Stock, without par value, of the Corporation.

“Company” means, collectively, the Corporation and its Subsidiaries.

“Compensation” means (1) if the Qualified Employee is a salaried employee, the Qualified Employee’s regular salary from the Corporation (or the Participating Subsidiary that employs the Qualified Employee, as applicable) for the relevant period of time, or (2) if the Qualified Employee is not a salaried employee, the Qualified Employee’s regular gross pay from the Corporation (or the Participating Subsidiary that employs the Qualified Employee, as applicable) for the Qualified Employee’s regularly scheduled work week(s) during the relevant period of time. Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following: overtime payments, sales commissions, prizes, awards, relocation or housing allowances, stock option exercises, stock appreciation rights, restricted stock exercises, performance awards, auto allowances, tuition reimbursement and other forms of imputed income, bonuses, incentive compensation, special payments, fees and allowances. Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Company.

“Contributions” means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant has elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

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“Corporation” means International Game Technology, a Nevada corporation, and its successors.

“Effective Date” means February 26, 1987, the original effective date of this Plan. This amendment to and restatement of the Plan is effective as of January 11, 2011.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Date” means, with respect to an Offering Period, the last day of that Offering Period.

“Fair Market Value” on any date means: (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange, the last/closing price for a share of Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for a share of Common Stock on such date, as furnished by the NASD or a similar organization; or (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the Common Stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

“Grant Date” means the first day of each Offering Period, as determined by the Committee and announced to potential Qualified Employees; provided, however, that no Grant Date may occur on or before the Exercise Date for the immediately preceding Offering Period.

“Offering Period” means the twelve-consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Offering Period, (i) a shorter (not to be less than three months) Offering Period or a longer (not to exceed 27 months) Offering Period.

“Option” means the stock option to acquire Shares granted to a Participant pursuant to Section 8.

“Option Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).

“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

“Participant” means a Qualified Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

“Participating Subsidiary” has the meaning given to such term in Section 19(c).

“Plan” means this International Game Technology Employee Stock Purchase Plan, as amended from time to time.

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“Qualified Employee” means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a “Participating Subsidiary” (including any Subsidiaries which have become such after the date that this Plan is approved by the stockholders of the Corporation). Notwithstanding the foregoing, “Qualified Employee” shall not include any employee: (i) whose customary employment is for 20 hours per week or less; or (ii) whose customary employment is for not more than five months in a calendar year.

“Rule 16b-3” means Rule 16b-3 as promulgated by the Commission under Section 16, as amended from time to time.

“Section 16” means Section 16 of the Exchange Act.

“Share” means a share of Common Stock.

“Subscription Agreement” means the written agreement filed by a Qualified Employee with the Corporation pursuant to Section 6 to participate in this Plan.

“Subsidiary” means any corporation in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3.	ELIGIBILITY

Any person employed as a Qualified Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Qualified Employee satisfying the requirements of Section 6.

4.	STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

(a) The maximum number of Shares that may be delivered pursuant to Options granted under this Plan, including Shares delivered prior to the amendment and restatement of this Plan as of January 11, 2011, is 13,600,000 Shares (after giving effect to the Corporation’s stock splits affecting the Common Stock through the July 2003 four-for-one stock split), subject to adjustments pursuant to Section 17. In the event that all of the shares of Common Stock made available under this Plan are subscribed prior to the expiration of this Plan, this Plan shall terminate at the end of that Offering Period and the shares available shall be allocated for purchase by Participants in that Offering Period on a pro-rata basis determined with respect to Participants’ Account balances.

(b) The maximum number of Shares that any one individual may acquire upon exercise of his or her Option with respect to any one Offering Period is 12,000, subject to adjustments pursuant to Section 17 (the “Individual Limit”); provided, however, that the Committee may amend such Individual Limit, effective no earlier than the first Offering Period commencing after the adoption of such amendment, without stockholder approval. The Individual Limit shall be proportionately adjusted for any Offering Period of less than 12 months, and may, at the discretion of the Committee, be proportionately increased for any Offering Period of greater than 12 months.

(c) Shares that are subject to or underlie Options, which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

5.	OFFERING PERIODS

During the term of this Plan, the Corporation will grant Options to purchase Shares in each Offering Period to all Participants in that Offering Period. Each Option shall become effective on the Grant Date of the Offering Period with respect to which the Option was granted. The

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term of each Option shall be the duration of the related Offering Period and shall end on the Exercise Date of that Offering Period. Offering Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no Shares remain available for Options pursuant to Section 4.

6.	PARTICIPATION

	(a)	A Qualified Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Subscription Agreement must be signed by the Qualified Employee and be filed with the Corporation at the time specified by the Committee, but in all cases prior to the start of the Offering Period with respect to which it is to become effective, and must set forth a stated amount (or, if the Committee so provides, a whole percentage) of the Qualified Employee’s Compensation to be credited to the Participant’s Account as Contributions each pay period.

	(b)	Notwithstanding the foregoing and subject to Section 6(c) below, a Participant may not elect to contribute more than ten percent (10%) of his or her Compensation during any one pay period and, in the case of a Contribution that is expressed as a stated amount, may not elect to contribute less than $20.00 for any one pay period as Plan Contributions; provided, however, that the Committee may establish different maximum and/or minimum limits on Contributions for any Offering Period prior to the start of such Offering Period. The Committee also may prescribe other limits, rules or procedures for Contributions.

	(c)	Notwithstanding the foregoing, effective for Offering Periods commencing on and after March 1, 2010, a Participant may not elect to contribute more than $21,250 of his or her Compensation during any one Offering Period as Plan Contributions and, with respect to each pay period, may not elect to contribute an amount in excess of the amount determined by dividing $21,250 by the number of pay periods to which the Participant is scheduled to have during that entire Offering Period as Plan Contributions; provided, however, that the Committee may establish different maximum and/or minimum limits on Contributions for any Offering Period prior to the start of such Offering Period. The Committee also may prescribe other limits, rules or procedures for Contributions.

	(d)	Subscription Agreements shall contain the Qualified Employee’s authorization and consent to the Company’s withholding from his or her Compensation the amount of his or her Contributions. A Qualified Employee’s Subscription Agreement, and his or her participation election and withholding consent therein, shall be effective only with respect to the related Offering Period, and such Qualified Employee must timely file a new Subscription Agreement for each Offering Period in which he or she wishes to participate; provided, however, that the Committee may provide in advance of an Offering Period that Subscription Agreements, and participation elections and withholding consents therein, shall remain valid for subsequent Offering Periods, subject to such rules and procedures as the Committee may prescribe.

7.	METHOD OF PAYMENT OF CONTRIBUTIONS

	(a)	The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant’s Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

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	(b)	Subject to such other rules as the Committee may adopt, payroll deductions with respect to an Offering Period shall commence as of the first payday which coincides with or immediately follows the applicable Grant Date and shall end on the last payday which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this Section 7 or until his or her participation terminates pursuant to Section 11.

	(c)	Unless otherwise provided by the Committee in advance of an Offering Period, a Participant may not increase or decrease the level of his or her Contributions during an Offering Period (other than a termination of Contributions as contemplated by Section 7(d)).

	(d)	A Participant may terminate his or her Contributions during an Offering Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation. A withdrawal election pursuant to this Section 7(d) with respect to an Offering Period shall only be effective, however, if it is received by the Corporation more than ten (10) business days prior to the Exercise Date of that Offering Period (or such other deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Exercise Date). Partial withdrawals of Accounts, and other modifications or suspensions of Subscription Agreements are not permitted.

	(e)	During leaves of absence approved by the Corporation or a Participating Subsidiary and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

8.	GRANT OF OPTION

	(a)	On each Grant Date, each Qualified Employee who is a Participant during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date. The number of Shares subject to the Option shall be determined by dividing the Participant’s Account balance as of the applicable Exercise Date by the Option Price, subject to the limits of Section 8(c).

	(b)	The Committee shall establish the method for determining the Option Price per Share of the Shares subject to an Option for an Offering Period prior to the start of that Offering Period in accordance with this Section 8(b). The Committee may provide prior to the start of an Offering Period that the Option Price for that Offering Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market Value of a Share on the Grant Date of that Offering Period, or (2) the Fair Market Value of a Share on the Exercise Date of that Offering Period, or (3) the lesser of the Fair Market Value of a Share on the Grant Date of that Offering Period or the Fair Market Value of a Share on the Exercise Date of that Offering Period. Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Option Price per Share be less than the par value of a Share.

	(c)	Notwithstanding anything else contained herein, the maximum number of Shares subject to an Option for an Offering Period shall be subject to the Individual Limit in effect on the Grant Date of that Offering Period (subject to adjustment pursuant to Section 17) and any

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person who is otherwise a Qualified Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase Shares under this Plan to the extent:

(1) it would, if exercised, cause the person to own stock (within the meaning of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

(2) such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such Stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of a Qualified Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Qualified Employee may purchase under outstanding options shall be treated as stock owned by the Qualified Employee.

9.	EXERCISE OF OPTION

(a) Unless a Participant withdraws pursuant to Section 7(d) or the Participant’s Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant’s part, and the maximum number of whole Shares subject to such Option (subject to the Individual Limit set forth in Section 4(b) and the limitations contained in Section 8(c)) shall be purchased at the Option Price with the balance of such Participant’s Account.

(b) If any amount which is not sufficient to purchase a whole Share remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date: (1) such amount shall be credited to such Participant’s Account for the next Offering Period, if he or she is then a Participant; or (2) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If the share limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date. If any amount which exceeds the limits of Section 8(c) remains in a Participant’s Account after the exercise of his or her Option on the Exercise Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.	DELIVERY

As soon as administratively practicable after the Exercise Date, the Corporation shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option. The Corporation may make available an alternative arrangement for delivery of Shares to a recordkeeping service. The Committee (or its delegate), in its discretion, may either require or permit the Participant to elect that such certificates be delivered to such recordkeeping service. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of

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such Shares, or if for any other reason the Corporation cannot issue or deliver Shares and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

11.	TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

	(a)	Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible Employee for any reason (including, without limitation, due to the Participant’s death, disability, quit, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from the Plan pursuant to Section 7(d), at any time more than ten (10) business days prior to the last day of an Offering Period in which he or she participates (or such other deadline that the Committee may reasonably require to process terminations and withdrawals prior to the applicable Effective Date), such Participant’s Account shall be paid to him or her (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13) in cash, and such Participant’s Option and participation in the Plan shall automatically terminate as of the time that the Participant ceased to be a Qualified Employee.

	(b)	If a Participant (1) ceases to be a Qualified Employee during an Offering Period but remains an employee of the Company through the Exercise Date (for example, and without limitation, due to a change in the Participant’s employer from the Corporation or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant’s employer ceases to maintain the Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the Participant’s customary level of employment no longer satisfies the requirements set forth in the definition of Qualified Employee), or (2) during an Offering Period commences a sick leave, military leave, or other leave of absence approved by the Company, and the leave meets the requirements of Treasury Regulation Section 1.421-7(h)(2) and the Participant is an employee of the Company or on such leave as of the applicable Exercise Date, or (3) the Participant otherwise ceases to be an Eligible Employee during the period beginning ten (10) business days prior to the last day of an Offering Period (or such other deadline that the Committee may reasonably require to process terminations and withdrawals prior to the applicable Exercise Date), then such Participant’s Contributions shall cease (subject to Section 7(e)), and the Contributions previously credited to the Participant’s Account for that Offering Period shall be used to exercise the Participant’s Option as of the applicable Exercise Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(d), in which case such Participant’s Account shall be paid to him or her in cash in accordance with Section 11(a)).

	(c)	A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant’s termination from Plan participation shall be deemed to be a termination of that Participant’s Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

12.	ADMINISTRATION

	(a)	The Board shall appoint the Committee, which shall be composed of not less than two members of the Board. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or

7

otherwise. The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the “Committee” shall be deemed to be references to the Board. Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

	(b)	Subject to the express provisions of this Plan, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or a Subsidiary.

	(c)	Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.

	(d)	Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

	(e)	In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation or any Participating Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.

13.	DESIGNATION OF BENEFICIARY

If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from or with respect to such Participant’s Account under this Plan in the event of such Participant’s death. If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located. The Committee may rely on the last designation of a beneficiary filed by a Participant in accordance with this Plan. Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant’s death (or in the event the Committee does not permit beneficiary designations under this Plan), the Corporation shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may

8

deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

If a Participant’s death occurs before the end of an Offering Period or subsequent to the end of an Offering Period but prior to the delivery to him or her or for his or her benefit of any Shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant’s death, then any Shares purchased for that Offering Period and any remaining balance of such Participant’s Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13). If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to Shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

14.	TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Options or rights with respect to the exercise of Options or right to receive Shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or Shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant’s death, to the Participant’s beneficiary pursuant to Section 13.

15.	USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise). Amounts payable under this Plan shall be payable in Shares or from the general assets of the Corporation and, except for any Shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16.	REPORTS

Statements shall be provided to Participants as soon as administratively practicable following each Exercise Date. Each Participant’s statement shall set forth, as of such Exercise Date, that Participant’s Account balance immediately prior to the exercise of his or her Option, the Option Price, the number of whole Shares purchased and his or her remaining Account balance, if any.

17.	ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a) proportionately adjust any or all of (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type

9

of Shares (or other securities or property) subject to any or all outstanding Options, (iii) the Option Price of any or all outstanding Options, or (iv) the securities, cash or other property deliverable upon exercise of any outstanding Options, or

(b) make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Option Price of the Option.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

18.	POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, the Plan and, if prior to the last day of an Offering Period, any outstanding Option granted with respect to that Offering Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant’s Option is terminated pursuant to this Section 18 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant’s Account shall be paid to him or her in cash without interest.

19.	TERM OF PLAN; AMENDMENT OR TERMINATION

(a) This Plan shall become effective as of the Effective Date. No new Offering Periods shall commence on or after February 28, 2015 (after giving effect to the amendment approved by the Corporation’s stockholders at the 2005 annual meeting of stockholders which extended the term of this Plan) and this Plan shall terminate as of the Exercise Date immediately following such date unless sooner terminated pursuant to Section 4, Section 18, or this Section 19.

(b) The Board may amend, modify or terminate this Plan at any time, in whole or in part and without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by law or applicable stock exchange rules, or required under Section 423 of the Code in order to preserve the intended tax consequences of the Plan. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

(c) Notwithstanding the amendment provisions of Section 19(b) and without limiting the Board’s authority thereunder and without limiting the Committee’s authority pursuant to any other provision of this Plan, the Committee shall have the right (1) to designate from time to time the Subsidiaries whose employees may be eligible to participate in this

10

Plan (including, without limitation, any Subsidiary that may first become such after the date stockholders first approve this Plan) (each a “Participating Subsidiary”), and (2) to change the service and other qualification requirements set forth under the definition of Qualified Employee in Section 2 (subject to the requirements of Section 423(b) of the Code and applicable rules and regulations thereunder). Any such change shall not take effect earlier than the first Offering Period that starts on or after the effective date of such change. Any such change shall not require stockholder approval.

20.	NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.	CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of Shares are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22.	PLAN CONSTRUCTION

(a) It is the intent of the Corporation that transactions involving Options under this Plan (other than “Discretionary Transactions” as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

(b) This Plan and Options are intended to qualify under Section 423 of the Code. Accordingly, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code) under this Plan, subject to differences in Compensation among Participants and subject to the Contribution and share limits of this Plan.

(c) If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.	EMPLOYEES’ RIGHTS

(a) Nothing in this Plan (or in any Subscription Agreement or other document related to this Plan) will confer upon any Qualified Employee or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Company to change such person’s compensation or other benefits or to terminate his or her employment or other service,

11

with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.

	(b)	No Participant or other person will have any right, title or interest in any fund or in any specific asset (including Shares) of the Corporation or any Subsidiary by reason of any Option hereunder. Neither the provisions of this Plan (or of any Subscription Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, beneficiary or other person. To the extent that a Participant, beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.

	(c)	A Participant will not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

24.	MISCELLANEOUS

	(a)	This Plan, the Options, Subscription Agreements and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

	(b)	Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

	(c)	The adoption of this Plan shall not affect any other Company compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (i) to establish any other forms of incentives or compensation for employees of the Company (with or without reference to the Common Stock), or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority. Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

25.	TAX WITHHOLDING

Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may deduct from a Participant’s Account balance as of an Exercise Date, before the exercise of the Participant’s Option is given effect on such date, the amount of taxes (if any) which the Corporation reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Exercise Price with the balance of the Participant’s Account (after reduction for the tax withholding amount).

Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary’s tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, or should the Corporation or any Subsidiary reasonably

12

determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Corporation or Subsidiary, as the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

26.	NOTICE OF SALE

Any person who has acquired shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the shares if such sale or transfer occurs (1) within the two-year period after the Grant Date of the Offering Period with respect to which such shares were acquired, or (2) within the twelve-month period after the Exercise Date of the Offering Period with respect to which such shares were acquired.

          IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan on this 11th day of January, 2011.

INTERNATIONAL GAME TECHNOLOGY

By:	/s/ Robert C. Melendres
Its:	Chief Legal Officer

13

INTERNATIONAL GAME TECHNOLOGY
EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated Effective as of January 11, 2011)

-i-

INTERNATIONAL GAME TECHNOLOGY
C/O SHAREOWNER SERVICES
P.O. BOX 64945
ST. PAUL, MN 55164-0945
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Participants in the International Game Technology 401(K) Plan must provide voting instructions for the shares in their plan account by 11:59 P.M. Eastern Time on February 25, 2011 to allow sufficient time for the plan trustee to vote the shares on your behalf. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date (or 11:59 P.M. Eastern Time on February 25, 2011 for 401(k) participants). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M28602-P04864-Z54539	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERNATIONAL GAME TECHNOLOGY	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR all of the following nominees:
Vote on Directors	☐	☐	☐

1.	Election of Directors
	Nominees:
	01)	Paget L. Alves	05)	Robert J. Miller
	02)	Janice Chaffin	06)	David E. Roberson
	03)	Greg Creed	07)	Vincent L. Sadusky
	04)	Patti S. Hart	08)	Philip G. Satre

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:		For	Against	Abstain	The Board of Directors recommends you vote 1 year on the following proposal:	3 Years	2 Years	1 Year	Abstain

2.	Approval of the amendments to the International Game Technology 2002 Stock Incentive Plan.	☐	☐	☐	5.	To recommend, by non-binding vote, the frequency of executive compensation votes. ☐	☐	☐	☐

					The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

3.	Approval of the amendment to the International Game Technology Employee Stock Purchase Plan.	☐	☐	☐	6.	Ratification of the appointment of PricewaterhouseCoopers LLP as IGT's independent registered public accounting firm for the fiscal year ending September 30, 2011.	☐	☐	☐

NOTE: Such other business will be transacted at the meeting as may properly come before the meeting or any postponement or adjournment thereof.
4.	To approve, by non-binding vote, executive compensation.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be Held on March 1, 2011:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. These materials are also available on our Corporate website at http://www.igt.com/investorrelations

M28603-P04864-Z54539

INTERNATIONAL GAME TECHNOLOGY
Annual Meeting of Stockholders
March 1, 2011 at 7:30 AM

This proxy is solicited by the Board of Directors

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated January 18, 2011, and accompanying Proxy Statement, and hereby appoints Patti S. Hart and Robert C. Melendres, and each of them, the proxies and attorneys-in-fact of the undersigned, with full power of substitution in each, for and in the name of the undersigned to attend the Annual Meeting of Stockholders of International Game Technology to be held on March 1, 2011 at 7:30 A.M., P.S.T., in the Condesa 9 Meeting Room at The Cosmopolitan of Las Vegas, 3708 Las Vegas Boulevard South, Las Vegas, Nevada 89109, and any and all adjournments or postponements thereof, and to vote the number of shares of Common Stock which the undersigned would be entitled to vote if then personally present as specified on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED "FOR" ALL OF THE SPECIFIED DIRECTOR NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3, 4 AND 6, AND FOR A ONE YEAR FREQUENCY (PROPOSAL 5).

If the undersigned is a participant in the International Game Technology 401(K) Plan, you have the right to direct Fidelity Management Trust Company (the "Trustee"), regarding how to vote the shares of International Game Technology attributable to this account. These voting directions will be tabulated confidentially. Only the Trustee and its affiliates or agents will have access to the individual voting directions. UNLESS OTHERWISE REQUIRED BY LAW, THE SHARES ATTRIBUTABLE TO THIS ACCOUNT WILL BE VOTED AS DIRECTED; IF NO DIRECTION IS MADE, IF THE CARD IS NOT SIGNED, OR IF THE CARD IS NOT RECEIVED BY FEBRUARY 25, 2011, THE SHARES ATTRIBUTABLE TO THIS ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS DIRECTIONS RECEIVED FROM PARTICIPANTS IN THE 401(K) PLAN.

WHETHER OR NOT ANY SPECIFICATION IS MADE, EACH OF THE PROXIES IS AUTHORIZED TO VOTE IN HIS/HER DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side